                                                                    Exhibit 10.1

                                CREDIT AGREEMENT

                          Dated as of February 8, 2002

                                      among

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,
                                 as the Lenders,

                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                                  as the Agent,

                                       and

                           ENCORE MEDICAL CORPORATION
                                       and
                         ITS SUBSIDIARIES PARTY HERETO,
                                as the Borrowers






                      BANK OF AMERICA, NATIONAL ASSOCIATION
                       Lead Arranger and Syndication Agent

                                TABLE OF CONTENTS
                                -----------------

ARTICLE 1      LOANS AND LETTERS OF CREDIT..................................................................   1
               ---------------------------
               Section 1.1       Total Facility.............................................................   1
                                 --------------
               Section 1.2       Revolving Loans............................................................   1
                                 ---------------
               Section 1.3       Term Loans.................................................................   5
                                 ----------
               Section 1.4       Letters of Credit and Credit Support.......................................   6
                                 ------------------------------------
               Section 1.5       Bank Products..............................................................  11
                                 -------------

ARTICLE 2      INTEREST AND FEES............................................................................  11
               -----------------
               Section 2.1       Interest...................................................................  11
                                 --------
               Section 2.2       Continuation and Conversion Elections......................................  12
                                 -------------------------------------
               Section 2.3       Maximum Interest Rate......................................................  13
                                 ---------------------
               Section 2.4       Unused Line Fee............................................................  15
                                 ---------------
               Section 2.5       Letter of Credit Fee.......................................................  15
                                 --------------------

ARTICLE 3      PAYMENTS AND PREPAYMENTS.....................................................................  15
               ------------------------
               Section 3.1       Revolving Loans............................................................  15
                                 ---------------
               Section 3.2       Termination of Total Facility..............................................  16
                                 -----------------------------
               Section 3.3       Repayment of the Term Loans................................................  16
                                 ---------------------------
               Section 3.4       Prepayments................................................................  17
                                 -----------
               Section 3.5       LIBOR Rate Loan Prepayments................................................  18
                                 ---------------------------
               Section 3.6       Payments by the Borrower...................................................  18
                                 ------------------------
               Section 3.7       Payments as Revolving Loans................................................  19
                                 ---------------------------
               Section 3.8       Apportionment, Application, and Reversal of Payments.......................  19
                                 ----------------------------------------------------
               Section 3.9       Indemnity for Returned Payments............................................  20
                                 -------------------------------
               Section 3.10      The Agent's and the Lenders' Books and Records; Monthly Statements.........  20
                                 ------------------------------------------------------------------

ARTICLE 4      TAXES, YIELD PROTECTION, AND ILLEGALITY .....................................................  21
               ---------------------------------------
               Section 4.1       Taxes......................................................................  21
                                 -----
               Section 4.2       Illegality.................................................................  22
                                 ----------
               Section 4.3       Increased Costs and Reduction of Return....................................  22
                                 ---------------------------------------
               Section 4.4       Funding Losses.............................................................  23
                                 --------------
               Section 4.5       Inability to Determine Rates...............................................  23
                                 ----------------------------
               Section 4.6       Certificates of the Agent..................................................  23
                                 -------------------------
               Section 4.7       Survival...................................................................  24
                                 --------

ARTICLE 5      BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES............................................  24
               -------------------------------------------------
               Section 5.1       Books and Records..........................................................  24
                                 -----------------
               Section 5.2       Financial Information......................................................  24
                                 ---------------------
               Section 5.3       Notices to the Lender......................................................  27
                                 ---------------------

ARTICLE 6      GENERAL WARRANTIES AND REPRESENTATIONS.......................................................  30
               --------------------------------------

                  Section 6.1       Authorization, Validity, and Enforceability of this Agreement and the other
                                    ---------------------------------------------------------------------------
                  Loan Documents;  No Conflicts................................................................  30
                  -----------------------------
                  Section 6.2       Validity and Priority of Security Interest.................................  30
                                    ------------------------------------------
                  Section 6.3       Reserved...................................................................  31
                                    --------
                  Section 6.4       Corporate Name; Prior Transactions.........................................  31
                                    ----------------------------------
                  Section 6.5       Capitalization; Subsidiaries...............................................  31
                                    ----------------------------
                  Section 6.6       Financial Statements and Projections.......................................  31
                                    ------------------------------------
                  Section 6.7       Solvency...................................................................  32
                                    --------
                  Section 6.8       Debt.......................................................................  32
                                    ----
                  Section 6.9       Distributions..............................................................  32
                                    -------------
                  Section 6.10      Real Estate; Leases........................................................  32
                                    -------------------
                  Section 6.11      Proprietary Rights.........................................................  33
                                    ------------------
                  Section 6.12      Trade Names................................................................  33
                                    -----------
                  Section 6.13      Litigation.................................................................  33
                                    ----------
                  Section 6.14      Labor Disputes.............................................................  33
                                    --------------
                  Section 6.15      Environmental Laws.........................................................  33
                                    ------------------
                  Section 6.16      No Violation of Law........................................................  35
                                    -------------------
                  Section 6.17      No Default.................................................................  35
                                    ----------
                  Section 6.18      ERISA Compliance...........................................................  35
                                    ----------------
                  Section 6.19      Taxes......................................................................  35
                                    -----
                  Section 6.20      Regulated Entities.........................................................  36
                                    ------------------
                  Section 6.21      Use of Proceeds; Margin Regulations........................................  36
                                    -----------------------------------
                  Section 6.22      No Material Adverse Change.................................................  36
                                    --------------------------
                  Section 6.23      Full Disclosure............................................................  36
                                    ---------------
                  Section 6.24      Material Agreements........................................................  36
                                    -------------------
                  Section 6.25      Bank Accounts..............................................................  36
                                    -------------
                  Section 6.26      Governmental Authorization.................................................  36
                                    --------------------------
                  Section 6.27      Investment Property........................................................  37
                                    -------------------

ARTICLE 7         AFFIRMATIVE AND NEGATIVE COVENANTS...........................................................  38
                  ----------------------------------
                  Section 7.1       Taxes and Other Obligations................................................  38
                                    ---------------------------
                  Section 7.2       Legal Existence and Good Standing..........................................  38
                                    ---------------------------------
                  Section 7.3       Compliance with Law and Agreements; Maintenance of Licenses................  38
                                    -----------------------------------------------------------
                  Section 7.4       Maintenance of Property; Inspection of Property............................  39
                                    -----------------------------------------------
                  Section 7.5       Insurance..................................................................  39
                                    ---------
                  Section 7.6       Insurance and Condemnation Proceeds........................................  40
                                    -----------------------------------
                  Section 7.7       Environmental Laws.........................................................  40
                                    ------------------
                  Section 7.8       Compliance with ERISA......................................................  42
                                    ---------------------
                  Section 7.9       Mergers, Consolidations, or Sales..........................................  42
                                    ---------------------------------
                  Section 7.10      Distributions; Capital Change; Restricted Investments......................  43
                                    -----------------------------------------------------
                  Section 7.11      Transactions Affecting Collateral or Obligations...........................  43
                                    ------------------------------------------------
                  Section 7.12      Guaranties.................................................................  43
                                    ----------
                  Section 7.13      Debt.......................................................................  43
                                    ----
                  Section 7.14      Prepayment.................................................................  43
                                    ----------
                  Section 7.15      Transactions with Affiliates...............................................  43
                                    ----------------------------
                  Section 7.16      Investment Banking and Finder's Fees.......................................  44
                                    ------------------------------------

                  Section 7.17      Business Conducted.........................................................  44
                                    ------------------
                  Section 7.18      Liens......................................................................  44
                                    -----
                  Section 7.19      Sale and Leaseback Transactions............................................  44
                                    -------------------------------
                  Section 7.20      New Subsidiaries...........................................................  44
                                    ----------------
                  Section 7.21      Fiscal Year................................................................  44
                                    -----------
                  Section 7.22      Capital Expenditures.......................................................  44
                                    --------------------
                  Section 7.23      Fixed Charge Coverage Ratio................................................  45
                                    ---------------------------
                  Section 7.24      Reserved...................................................................  45
                                    --------
                  Section 7.25      Minimum Adjusted Tangible Net Worth........................................  45
                                    -----------------------------------
                  Section 7.26      Reserved...................................................................  45
                                    --------
                  Section 7.27      Use of Proceeds............................................................  45
                                    ---------------
                  Section 7.28      Bank as Depository.........................................................  45
                                    ------------------
                  Section 7.29      Guaranties.................................................................  46
                                    ----------
                  Section 7.30      Additional Collateral; Further Assurances..................................  46
                                    -----------------------------------------
                  Section 7.31      Subordinated Note. ........................................................  47
                                    -----------------

ARTICLE 8         CONDITIONS OF LENDING........................................................................  47
                  ---------------------
                  Section 8.1       Conditions Precedent to Making of Loans on the Closing Date................  47
                                    -----------------------------------------------------------
                  Section 8.2       Conditions Precedent to Each Loan..........................................  52
                                    ---------------------------------

ARTICLE 9         DEFAULT; REMEDIES............................................................................  52
                  -----------------
                  Section 9.1       Events of Default..........................................................  53
                                    -----------------
                  Section 9.2       Remedies...................................................................  56
                                    --------

ARTICLE 10        TERM AND TERMINATION.........................................................................  57
                  --------------------
                  Section 10.1      Term and Termination.......................................................  57
                                    --------------------

ARTICLE 11        AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS.................................  58
                  ------------------------------------------------------------
                  Section 11.1      Amendments and Waivers.....................................................  58
                                    ----------------------
                  Section 11.2      Assignments; Participations................................................  59
                                    ---------------------------

ARTICLE 12        THE AGENT....................................................................................  61
                  ---------
                  Section 12.1      Appointment and Authorization..............................................  61
                                    -----------------------------
                  Section 12.2      Delegation of Duties.......................................................  62
                                    --------------------
                  Section 12.3      Liability of the Agent.....................................................  62
                                    ----------------------
                  Section 12.4      Reliance by the Agent......................................................  62
                                    ---------------------
                  Section 12.5      Notice of Default..........................................................  63
                                    -----------------
                  Section 12.6      Credit Decision............................................................  63
                                    ---------------
                  Section 12.7      Indemnification............................................................  63
                                    ---------------
                  Section 12.8      The Agent in Individual Capacity...........................................  64
                                    --------------------------------
                  Section 12.9      Successor Agent............................................................  64
                                    ---------------
                  Section 12.10     Withholding Tax............................................................  65
                                    ---------------
                  Section 12.11     Collateral Matters.........................................................  66
                                    ------------------
                  Section 12.12     Restrictions on Actions by the Lenders; Sharing of Payments................  67
                                    -----------------------------------------------------------
                  Section 12.13     Agency for Perfection......................................................  68
                                    ---------------------

                  Section 12.14     Payments by the Agent to the Lenders.......................................  68
                                    ------------------------------------
                  Section 12.15     Settlement.................................................................  68
                                    ----------
                  Section 12.16     Letters of Credit; Intra-Lender Issues.....................................  72
                                    --------------------------------------
                  Section 12.17     Concerning the Collateral and the Related Loan Documents...................  74
                                    --------------------------------------------------------
                  Section 12.18     Field Audit and Examination Reports; Disclaimer by the Lenders.............  74
                                    --------------------------------------------------------------
                  Section 12.19     Relation among the Lenders.................................................  75
                                    --------------------------

ARTICLE 13        MISCELLANEOUS................................................................................  75
                  -------------
                  Section 13.1      No Waivers; Cumulative Remedies............................................  75
                                    -------------------------------
                  Section 13.2      Severability...............................................................  75
                                    ------------
                  Section 13.3      Governing Law; Choice of Forum; Service of Process.........................  75
                                    --------------------------------------------------
                  Section 13.4      Waiver of Jury Trial.......................................................  76
                                    --------------------
                  Section 13.5      Survival of Representations and Warranties.................................  77
                                    ------------------------------------------
                  Section 13.6      Other Security and Guaranties..............................................  77
                                    -----------------------------
                  Section 13.7      Fees and Expenses..........................................................  77
                                    -----------------
                  Section 13.8      Notices....................................................................  78
                                    -------
                  Section 13.9      Waiver of Notices..........................................................  79
                                    -----------------
                  Section 13.10     Binding Effect.............................................................  79
                                    --------------
                  Section 13.11     Indemnity of the Agent and the Lenders by the Borrower.....................  79
                                    ------------------------------------------------------
                  Section 13.12     Limitation of Liability....................................................  80
                                    -----------------------
                  Section 13.13     Final Agreement............................................................  80
                                    ---------------
                  Section 13.14     Counterparts...............................................................  81
                                    ------------
                  Section 13.15     Captions...................................................................  81
                                    --------
                  Section 13.16     Right of Setoff............................................................  81
                                    ---------------
                  Section 13.17     Confidentiality............................................................  81
                                    ---------------
                  Section 13.18     Conflicts with other Loan Documents........................................  82
                                    -----------------------------------
                  Section 13.19     Joint and Several Liability................................................  82
                                    ---------------------------
                  Section 13.20     Contribution and Indemnification among the Borrowers.......................  83
                                    ----------------------------------------------------
                  Section 13.21     Agency of the Parent for Each Other Borrower...............................  84
                                    --------------------------------------------
                  Section 13.22     Additional Borrowers.......................................................  84
                                    --------------------
                  Section 13.23     Express Waivers By Borrowers In Respect of Cross Guaranties and
                                    ---------------------------------------------------------------
                  Cross Collateralization......................................................................  85
                  -----------------------

EXHIBITS
--------

Exhibit A       -    Form of Revolving Note
Exhibit B       -    Form of Term Note A
Exhibit C       -    Form of Term Note B
Exhibit D       -    Form of Borrowing Base Certificate
Exhibit E       -    Form of Compliance Certificate
Exhibit F       -    Form of Notice of Borrowing
Exhibit G       -    Form of Notice of Conversion/Continuation
Exhibit H       -    Form of Assignment and Acceptance



SCHEDULES
---------

Schedule 6.4    -    Prior Names
Schedule 6.5    -    Capitalization; Subsidiaries
Schedule 6.8    -    Debt
Schedule 6.10   -    Real Estate; Leases
Schedule 6.11   -    Proprietary Rights
Schedule 6.12   -    Trade Names
Schedule 6.25   -    Bank Accounts
Schedule 6.27   -    Investment Property
Schedule 6.32   -    Affiliate Transactions
Schedule 6.33   -    Food and Drug
Schedule A-1    -    Commitments
Schedule A-2    -    Permitted Liens
Schedule A-3    -    Stock Option Programs
Schedule A-4    -    EBITDA

                                        V

                                CREDIT AGREEMENT
                                ----------------

         This Credit Agreement, dated as of February 8, 2002 ("Agreement"),
                                                               ---------
among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as
                                                    ------
the "Lenders"), Bank of America, National Association, with an office at 901
     -------
Main Street, Sixth Floor, Dallas, Texas 75202, as administrative agent for the Lenders (in its capacity as administrative agent, the "Agent"), and Encore
                                                       -----
Medical Corporation, a Delaware corporation, and each of its Subsidiaries party hereto.

                                    RECITALS:
                                    --------

         A. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in Annex A which is attached
                                                   -------
hereto and incorporated herein. The rules of construction contained in Annex A
                                                                       -------
shall govern the interpretation of this Agreement, and all Annexes, Exhibits, and Schedules attached hereto are incorporated herein by reference.

         B. The Borrowers have requested the Lenders to make available to the Borrowers (a) a revolving line of credit for loans and letters of credit in the aggregate principal amount of $25,000,000, (b) a term loan in an amount equal to $4,000,000, and (c) a term loan in an amount equal to $1,000,000, which extensions of credit the Borrowers will use for the purposes permitted by
Section 7.28.
------------

         C. The Lenders have agreed to make available to the Borrowers a revolving credit and letter of credit facility and a term loan upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Borrowers hereby agree as follows.

                                   ARTICLE 1

                           LOANS AND LETTERS OF CREDIT
                           ---------------------------

         Section 1.1   Total Facility. Subject to all of the terms and
                       --------------
conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $30,000,000 (the "Total Facility") for use by any one or more
                                    --------------
of the Borrowers from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit and Credit Support and the Term Loans as described in Section 1.2, Section 1.3, and Section 1.4.
   -----------  -----------      -----------

         Section 1.2   Revolving Loans.
                       ---------------

CREDIT AGREEMENT - Page 1

          (1) Amounts. Subject to the satisfaction of the conditions precedent
              -------
     set forth in Article 8, each Lender severally, but not jointly, agrees,
                  ---------
     upon a Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrowers in amounts not to exceed
                 ---------------
     such Lender's Pro Rata Share of the Availability, except for Non-Ratable Loans and Agent Advances. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit or Credit Support in excess of the Availability or the Borrowing Base on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Availability or the Borrowing Base or to be obligated to exceed such limits on any other occasion. If the Aggregate Revolver Outstandings would exceed the Availability after giving effect to any Borrowing, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans and the issuance of Letters of Credit and Credit Support as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 1.2(j).
              --------------

          (2) Revolving Notes. The Borrowers shall execute and deliver to each
              ---------------
     Lender a promissory note to evidence the Revolving Loans of that Lender (each a "Revolving Loan Note" and, collectively, the "Revolving Loan
              -------------------                          --------------
     Notes"). Each Revolving Loan Note shall be in the principal amount of the
     -----
     applicable Lender's Pro Rata Share of the Revolving Loan Commitments, dated as of the Closing Date or the date of any assignment of a portion of any Lender's Revolving Loans, and substantially in the form of Exhibit A. Each
                                                                ---------
     Revolving Loan Note shall represent the obligation of the Borrowers to pay the amount of the applicable Lender's Pro Rata Share of the Revolving Loan Commitments, or, if less, such Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans to the Borrowers together with interest thereon as prescribed in this Agreement. The entire unpaid balance of the Revolving Loans and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date.

         (3)  Procedure for Borrowing.
              -----------------------

              (1) Each Borrowing of Revolving Loans shall be made upon a Borrower's irrevocable written notice delivered to the Agent in the form of a notice of borrowing in the form attached hereto as Exhibit F
                                                                       ---------
          (a "Notice of Borrowing"), which must be received by the Agent prior
              -------------------
          to 11:00 a.m. (Dallas, Texas time) (y) three (3) Business Days prior to the requested Funding Date, in the case of LIBOR Rate Revolving Loans and (z) on the requested Funding Date, in the case of Base Rate Revolving Loans, specifying:

                  (1) the amount of the Borrowing, which in the case of LIBOR
              Rate Revolving Loans shall be in an amount that is not less than $1,000,000 or an integral multiple of $100,000 in excess thereof or in the case of Base Rate Revolving Loans shall be in an amount that is not less than $100,000 or an integral multiple of $10,000 in excess thereof;

CREDIT AGREEMENT - Page 2

                  (2) the requested Funding Date, which shall be a Business Day;

                  (3) whether the Revolving Loans requested are to be Base Rate
              Revolving Loans or LIBOR Rate Revolving Loans; provided that if
                                                             --------
              such Borrower fails to specify whether any Revolving Loans are to be Base Rate Revolving Loans or LIBOR Rate Revolving Loans, such request shall be deemed a request for Base Rate Revolving Loans;

                  (4) the duration of the Interest Period if the requested
              Revolving Loans are to be LIBOR Rate Revolving Loans; provided
                                                                    --------
              that if such Borrower fails to select the duration of the Interest Period with respect to any requested LIBOR Rate Revolving Loans, such Borrower shall be deemed to have requested such Revolving Loans be made as LIBOR Rate Revolving Loans with an Interest Period of one month in duration; and

                  (5) whether the proceeds of such Borrowing are to be deposited to the Designated Account or sent by wire transfer to a third party, in which case such Borrower shall provide the Agent with wire transfer instructions satisfactory to the Agent;

          provided, however, that with respect to the Borrowing to be made on
          --------  -------
          the Closing Date, such Borrowing will consist of Base Rate Revolving Loans only.

                    (2) With respect to any request for Base Rate Revolving Loans, in lieu of delivering a Notice of Borrowing, a Borrower may give the Agent telephonic notice of such request for advances to the Designated Account not later than the required time specified in clause (i) preceding. The Agent at all times shall be entitled to rely
          ----------
          on such telephonic notice in making any such Revolving Loans, regardless of whether any written confirmation is received by the Agent.

                    (3) The Borrowers shall have no right to request a LIBOR Rate Revolving Loan while a Default or an Event of Default exists.

              (4) Disbursement; Reliance upon Authority. The Borrowers shall
                  -------------------------------------
     deliver to the Agent, prior to the Closing Date, a notice setting forth the deposit account of the Borrowers (the "Designated Account") to which the
                                            ------------------
     Agent is authorized by the Borrowers to transfer the proceeds of the Revolving Loans requested hereunder. The Borrowers may designate a replacement Designated Account from time to time by written notice to the Agent. Any designation by the Borrowers of the Designated Account must be reasonably acceptable to the Agent. The Agent is entitled to rely conclusively on any individual's request for Revolving Loans on behalf of a Borrower, so long as the proceeds thereof are to be transferred to the Designated Account or according to such other instructions as may be provided to the Agent pursuant to Section 1.2(c)(i)(E). The Agent shall
                                       --------------------
     have no duty to verify the identity of any individual representing himself or herself as a person authorized by any Borrower to make such requests on its behalf.

CREDIT AGREEMENT - Page 3

                (5) No Liability. The Agent shall not incur any liability to the
                    ------------
          Borrowers as a result of acting upon any notice referred to in Section
                                                                         -------
          1.2(c) and Section 1.2(d), which the Agent reasonably believes to have
          ------     --------------
          been given by an officer or other person duly authorized by a Borrower to request Revolving Loans on its behalf or for otherwise acting under this Section 1.2. The crediting of Revolving Loans to the Designated
               -----------
          Account, or wire transfer to such Person as a Borrower shall direct, shall conclusively establish the obligation of the Borrowers to repay such Revolving Loans as provided herein.

                (6) Notice Irrevocable. Any Notice of Borrowing (or telephonic
                    ------------------
          notice in lieu thereof) made pursuant to Section 1.2(c) shall be
                                                   --------------
          irrevocable and the Borrowers shall be bound to borrow the funds requested therein in accordance therewith.

                (7) The Agent's Election. Promptly after receipt of a Notice of
                    --------------------
          Borrowing (or telephonic notice in lieu thereof), the Agent shall elect in its discretion to have the terms of Section 1.2(h) or the
                                                       --------------
          terms of Section 1.2(i) apply to such requested Borrowing. If the Bank
                   --------------
          declines in its sole discretion to make a Non-Ratable Loan pursuant to
          Section 1.2(i), the terms of Section 1.2(h) shall apply to the
          --------------               --------------
          requested Borrowing.

                (8) Making of Revolving Loans. If the Agent elects to have the
                    -------------------------
          terms of this Section 1.2(h) apply to a requested Borrowing, then
                        --------------
          promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone, or e-mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing to the Agent in immediately available funds, to the account from time to time designated by the Agent, not later than 12:00 noon (Dallas, Texas time) on the applicable Funding Date. After the Agent's receipt of all proceeds of such requested Borrowing, the Agent shall make the proceeds of such requested Borrowing available to the applicable Borrower on the applicable Funding Date by transferring same day funds to the Designated Account; provided, however, except as may otherwise
                                     --------  -------
          be provided by this Agreement, the amount of Revolving Loans so made on any date shall not exceed the Availability on such date.

                (9) Making of Non-Ratable Loans. If the Agent elects, with the
                    ---------------------------
          consent of the Bank, to have the terms of this Section 1.2(i) apply to
                                                         --------------
          a requested Borrowing, the Bank shall make a Revolving Loan in the amount of such requested Borrowing available to the Borrowers on the applicable Funding Date by transferring same day funds to the Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section 1.2(i) is referred to hereinafter as a
                           --------------
          "Non-Ratable Loan", and such Revolving Loans are collectively referred
           ----------------
          to as the "Non-Ratable Loans." Each Non-Ratable Loan shall be subject
                     -----------------
          to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Non-Ratable Loans outstanding at any time shall not exceed $5,000,000. Subject to the second proviso of Section 11.1(a), the Agent shall not request the
                            ---------------
          Bank to make any Non-Ratable Loan if (A) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied on
                                            ---------
          the requested

CREDIT AGREEMENT - Page 4

          Funding Date for the applicable Borrowing, or (B) the requested Borrowing would exceed the Availability on the applicable Funding Date. The Non-Ratable Loans shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder.

                  (10) Agent Advances. Subject to the limitations set forth
                       --------------
          below, the Agent is authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion, (i) after the occurrence of a Default or an Event of Default, or (ii) at any time that any of the other conditions precedent set forth in Article 8 have not been
                                                      ---------
          satisfied, to make Base Rate Revolving Loans to the Borrowers or any of them on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed ten percent (10.0%) of the Borrowing Base which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees, and expenses as described in Section
                                                                         -------
          13.7 (any of such advances are herein referred to as "Agent
          ----                                                  -----
          Advances"); provided that the Majority Lenders may at any time revoke
          --------    --------
          the Agent's authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent's receipt thereof. Absent such revocation, the Agent's determination that the making of an Agent Advance is required for any such purposes shall be conclusive. The Agent Advances shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder.

          Section 1.3  Term Loans.
                       ----------

                  (1)  Amounts of Term Loans. Each Lender severally agrees to
                       ---------------------
          make (a) a term loan in an amount equal to such Lender's Pro Rata Share of $4,000,000 (any such term loan being referred to as a "Term A
                                                                          ------
          Loan" and such term loans being referred to collectively as the "Term
          ----                                                             ----
          A Loans") and (b) a term loan in an amount equal to such Lender's Pro
          -------
          Rata Share of $1,000,000 (any such term loan being referred to as a "Term B Loan" and such term loans being referred to collectively as
           -----------
          the "Term B Loans") (the Term A Loans and the Term B Loans
               ------------
          collectively hererin, the "Term Loans") to the Borrowers on the
                                     ----------
          Closing Date, upon the satisfaction of the conditions precedent set forth in Article 8. The Term Loans shall initially be Base Rate Term
                   ---------
          Loans.

                  (2)  Making of Term Loans. Each Lender shall make the amount
                       --------------------
          of such Lender's Term Loans available to the Agent in same day funds, to the Agent's designated account, not later than 12:00 noon (Dallas, Texas time) on the Closing Date. After the Agent's receipt of the proceeds of the Term Loans, upon satisfaction of the conditions precedent set forth in Article 8, the Agent shall make the proceeds of
                                 ---------
          the Term Loans available to the Borrowers on such Funding Date by transferring same day funds equal to the proceeds of the Term Loans received by the Agent to the Designated Account or as the Borrowers shall otherwise instruct in writing.

CREDIT AGREEMENT - Page 5

                  (3)  Term Notes. The Borrowers shall execute and deliver to
                       ----------
          each Lender (a) a note to evidence the Term A Loan of that Lender (each a "Term Note A" and, collectively, the "Term Notes A") and (b) a
                   -----------                          ------------
          note to evidence the Term B Loan of that Lender (each a "Term Note B"
                                                                   -----------
          and collectively, the "Term Notes B") (the Term Notes A and Term Notes
                                 ------------
          B collectively herein, the "Term Notes"). Each Term Note A shall be in
                                      ----------
          the principal amount of the applicable Lender's Pro Rata Share of the Term A Loans and each Term Note B shall be in the principal amount of the applicable Lender's Share Term Pro Rata of the Term B Loans, dated as of the Closing Date or the date of any assignment of a portion of any Lender's Term Loans, and substantially in the form of Exhibit B
                                                                    ---------
          and Exhibit C, respectively. Each Term Note shall represent the
              ---------
          obligation of the Borrowers to pay the amount of the applicable Lender's Pro Rata Share of the Term Loans evidenced thereby, together with interest thereon as prescribed in this Agreement. The entire unpaid balance of the Term Loans shall be immediately due and payable in full in immediately available funds on the Termination Date.

          Section 1.4  Letters of Credit and Credit Support.
                       ------------------------------------

                  (1)  Agreement to Issue or Cause to Issue. Subject to the
                       ------------------------------------
          terms and conditions of this Agreement, the Agent agrees (i) to cause the Letter of Credit Issuer to issue for the account of any of the Borrowers (whether one or more) one or more commercial/documentary and standby letters of credit (each a "Letter of Credit" and collectively,
                                             ----------------
          the "Letters of Credit") and/or (ii) to provide credit support or
               -----------------
          other enhancement to an alternate issuer acceptable to the Agent, which issues a Letter of Credit for the account of a Borrower (any such credit support or enhancement being herein referred to as a "Credit Support") from time to time during the term of this Agreement.
           --------------

                  (2)  Amounts; Outside Expiration Date. The Agent shall not
                       --------------------------------
          have any obligation to issue or cause to be issued any Letter of Credit or Credit Support at any time if: (i) the maximum face amount of the requested Letter of Credit or Credit Support is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit or Credit Support and all commissions, fees, and charges due from such Borrower in connection with the opening thereof would exceed the Availability at such time; or (iii) such Letter of Credit or Credit Support has an expiration date later than thirty (30) days prior to the Stated Termination Date or more than twelve (12) calendar months from the date of issuance for standby letters of credit and six (6) calendar months from the date of issuance for commercial/documentary letters of credit.

                  (3)  Other Conditions. In addition to being subject to the
                       ----------------
          satisfaction of the applicable conditions precedent contained in
          Article 8, the obligation of the Agent to cause to be issued any
          ---------
          Letter of Credit or Credit Support is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Agent:

                       (1) the Borrowers shall have delivered to the Letter of Credit Issuer, at such times and in such manner as the Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to the Letter of Credit Issuer and

CREDIT AGREEMENT - Page 6
                     reasonably satisfactory to the Agent for the issuance of the Letter of Credit or Credit Support and such other documents as may be required pursuant to the terms thereof, and the form, terms, and purpose of the proposed Letter of Credit or Credit Support shall be satisfactory to the Agent and the Letter of Credit Issuer (provided that in the event
                                                      --------
                     any term of such application or any other document is inconsistent with the terms of this Agreement and the Letter of Credit Issuer is either the same Person as the Agent or any Lender then the terms of this Agreement shall be controlling); and

                          (2) as of the date of issuance, no order of any court, arbitrator, or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit or letter of credit for which the proposed Credit Support has been requested, and no law, rule, or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such proposed Letters of Credit or Credit Support.

                     (4)  Issuance of Letters of Credit and Credit Support.
                          ------------------------------------------------

                          (1)    Request for Issuance.  Any Borrower that wishes
                                 --------------------
                     to cause the issuance of a Letter of Credit or any Credit Support must notify the Agent of such request for issuance at least three (3) Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit or Credit Support requested, the Business Day of issuance of such requested Letter of Credit or Credit Support, whether such Letter of Credit or Credit Support may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit or Credit Support is to expire, the purpose for which such Letter of Credit or Credit Support is to be issued, and the beneficiary of the requested Letter of Credit or Credit Support. The applicable Borrower shall attach to such notice the proposed form of the Letter of Credit or letter of credit for which such Credit Support is requested.

                          (20)   Responsibilities of the Agent; Issuance. The
                                 ---------------------------------------
                     Agent shall determine, as of the Business Day immediately preceding the requested issuance date of the Letter of Credit or Credit Support set forth in the notice from a Borrower pursuant to Section 1.4(d)(i), (A) the amount of
                                          -----------------
                     the Unused Letter of Credit Subfacility and (B) the Availability as of such date. If the face amount of the requested Letter of Credit or Credit Support is not greater than the Unused Letter of Credit Subfacility and the amount of such requested Letter of Credit or Credit Support and all commissions, fees, and charges due from the Borrower in connection with the opening thereof does not exceed the Availability, the Agent shall cause the Letter

CREDIT AGREEMENT - Page 7
                     of Credit Issuer to issue the requested Letter of Credit or Credit Support on the requested issuance date so long as the other conditions hereof are met.

                          (3)    Extensions and Amendments.  The Agent shall not
                                 -------------------------
                     be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit or Credit Support issued pursuant hereto unless the requirements of this Section 1.4
                                                                     -----------
                     are met as though a new Letter of Credit or Credit Support were being requested and issued. With respect to any Letter of Credit or Credit Support which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least thirty (30) days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit or Credit Support, provided that, notwithstanding the foregoing, if all of the requirements of this Section 1.4 are met and no Default or
                                          -----------
                     Event of Default has occurred and is continuing, no Lender may decline to consent to any such extension or renewal.

                     (5)  Payments Pursuant to Letters of Credit and Credit
                          -------------------------------------------------
         Support. The Borrowers agree to reimburse the Letter of Credit Issuer
         -------
         immediately for any draw under any Letter of Credit and the Agent, for the account of the Lenders (as applicable), upon any payment pursuant to any Credit Support, and to pay the Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense, or other right which any Borrower may have at any time against the Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit or Credit Support shall constitute a request by the Borrower on whose account such Letter of Credit or Credit Support was issued for a Borrowing of a Base Rate Revolving Loan in the amount of such drawing. The Funding Date with respect to such Borrowing shall be the date of such drawing.

                     (6)  Indemnification; Exoneration; Power of Attorney.
                          -----------------------------------------------

                          (1)    Indemnification. In addition to amounts payable
                                 ---------------
                     as elsewhere provided in this Section 1.4, each Borrower
                                                   -----------
                     agrees to protect, indemnify, pay, and save the Lenders, the Agent, and the Letter of Credit Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges, and expenses (including reasonable attorneys' fees) which any Lender, the Agent, or the Letter of Credit Issuer may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. The Borrowers' obligations under this Section 1.4(f) shall survive payment
                                            --------------
                     of all other Obligations.

                          (2)    Assumption of Risk by the Borrowers.  As among
                                 -----------------------------------
                     the Borrowers, the Lenders, the Agent, and the Letter of Credit Issuer, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the

CREDIT AGREEMENT - Page 8
                     respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders, the Agent, and the Letter of Credit Issuer shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms;
                     (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit;
                     (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de
                                                                            --
                     jure or de facto Governmental Authority; or (I) the Letter
                     ----    -- -----
                     of Credit Issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit, provided that the foregoing
                                                    --------
                     shall not absolve the Letter of Credit Issuer for any
                     matter described in this clause (I) caused by the Letter of
                                              ----------
                     Credit Issuer's gross negligence or intentional misconduct.
                     None of the foregoin shall affect, impair, or prevent the vesting of any rights or powers of the Agent, any Lender, or the Letter of Credit Issuer under this Section 1.4(f).
                                                               --------------

                          (3)    Exoneration. Without limiting the foregoing, no
                                 -----------
                     action or omission whatsoever by the Agent or any Lender (excluding any Lender in its capacity as the Letter of Credit Issuer) under or in connection with any of the Letters of Credit or Credit Support or any related matters shall result in any liability of the Agent or any Lender to any Borrower, or relieve such Borrower of any of its obligations hereunder to any such Person.

                          (4)    Rights Against Letter of Credit Issuer. Nothing
                                 --------------------------------------
                     contained in this Agreement is intended to limit any Borrower's rights, if any, with respect to the Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between such Borrower and the Letter of Credit Issuer.

                          (5)    Account Party. Each Borrower hereby authorizes
                                 -------------
                     and directs the Letter of Credit Issuer to name any Borrower as the "Account Party" in any Letter of Credit and to deliver to the Agent all instruments, documents, and other

CREDIT AGREEMENT - Page 9
                     writings and property received by the Letter of Credit Issuer pursuant to each such Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with each such Letter of Credit or the application therefor.

                          (6)    Power of Attorney.  In connection  with all
                                 -----------------
                     Inventory financed by any Letter of Credit, each Borrower hereby appoints the Agent, or the Agent's designee, as its attorney, with full power and authority: (A) to sign and/or endorse such Borrower's name upon any warehouse or other receipts; (B) to sign such Borrower's name on bills of lading and other negotiable and non-negotiable documents;
                     (C) to clear Inventory through customs in the Agent's or such Borrower's name, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose; (D) to complete in such Borrower's or the Agent's name, any order, sale, or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof; and (E) to do such other acts and things as are necessary in order to enable the Agent to obtain possession or control of such Inventory and to obtain payment of the Obligations. Neither the Agent nor its designee, as such Borrower's attorney, will be liable for any acts or omissions, nor for any error of judgment or mistakes of fact or law other than for gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

                          (7)  Control of Inventory.  In  connection with all
                               --------------------
                     Inventory financed by Letters of Credit, the Borrowers will, at the Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses, or others receiving or holding cash, checks, Inventory, documents, or instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into any Borrower's possession, to deliver them, upon request, to the Agent in their original form. The Borrowers shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

                     (7)  Supporting Letter of Credit; Cash Collateral. If,
                          --------------------------------------------
notwithstanding the provisions of Section 1.4(b) and Section 10.1, any Letter of
                                  --------------     ------------
Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrowers shall deposit with the Agent, for the benefit of the Agent and the Lenders, with respect to each such Letter of Credit or Credit Support then outstanding, as the Agent in its discretion shall specify, either (i) a standby letter of credit (a "Supporting Letter of
                                                   --------------------
Credit"), in form and substance satisfactory to the Agent, issued by an issuer
------
satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit or Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support or (ii) cash in an amount necessary to

CREDIT AGREEMENT - Page 10
         reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Such Supporting Letter of Credit or deposit of cash shall be held by the Agent, for the benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or Credit Support remaining outstanding.

         Section 1.5   Bank Products. Any Borrower may request and the Agent
                       -------------
may, in its sole and absolute discretion, arrange for any Borrower to obtain Bank Products from the Bank or the Bank's Affiliates although no Borrower is required to do so. To the extent Bank Products are provided by an Affiliate of the Bank, the Borrowers agree to indemnify and hold the Agent, the Bank, and the Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent, the Bank, or any of the Lenders which arise from any indemnity given by the Agent to its Affiliates related to such Bank Products; provided, however, nothing contained herein is intended to limit any Borrower's
--------  -------
rights, with respect to the Bank or its Affiliates, if any, which arise as a result of the execution of documents by and between such Borrower and the Bank or its Affiliates which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from the Bank or the Bank's Affiliates (a) is in the sole and absolute discretion of the Bank or the Bank's Affiliates and (b) is subject to all rules and regulations of the Bank or the Bank's Affiliates.

ARTICLE 2

                                INTEREST AND FEES
                                -----------------

         Section 2.1   Interest.
                       --------

                (1)    Interest Rates. All outstanding Obligations shall bear
                       --------------
interest on the unpaid principal amount thereof (including, to the extent permitted by law, on accrued interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate, as applicable, plus the Applicable Margin as set forth
                                       ----
below, but not to exceed the Maximum Rate. Any of the Loans may be converted into, or continued as LIBOR Rate Loans, subject to and in the manner provided in
Section 2.2. If at any time Loans are outstanding with respect to which a
-----------
Borrower has not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, such Loans shall be Base Rate Loans and bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                       (1) For all Base Rate Revolving Loans, Base Rate Term Loans, and other Obligations (other than LIBOR Rate Loans) at a fluctuating per annum rate equal to the lesser of (A) the Base Rate, plus the Applicable Margin or (B) the Maximum
                              ----
                   Rate; and

CREDIT AGREEMENT - Page 11

                     (2) For all LIBOR Rate Revolving Loans and LIBOR Rate Term Loans at a per annum rate equal to the lesser of (A) the LIBOR Rate, plus the Applicable Margin or (B) the Maximum
                               ----
                   Rate.

         Each change in the Base Rate shall be reflected in the interest rate described in clause (i) preceding as of the effective date of such
                      ----------
         change. Subject to Section 2.3, all interest charges shall be computed
                            -----------
         on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year).

                     (2)  Default Rate. During the existence of any Default or
                          ------------
         Event of Default if the Agent or the Majority Lenders in their discretion so elect, then, while any such Default or Event of Default exists, the Obligations shall bear interest at a rate per annum equal to the lesser of (i) the Default Rate applicable thereto or (ii) the Maximum Rate.

                     (3)  Interest Periods.  After giving effect to any
                          ----------------
         Borrowing, conversion, or continuation of any LIBOR Rate Loan, there may not be more than six (6) different Interest Periods in effect hereunder.

         Section 2.2      Continuation and Conversion Elections.
                          -------------------------------------

                     (1) A Borrower may upon irrevocable written notice to the Agent in accordance with Section 2.2(b):
                                  --------------

                          (1) elect, as of any Business Day, in the case of Base Rate Loans to convert any such Base Rate Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $100,000 in excess thereof) into LIBOR Rate Loans;

                          (2)    elect, as of any  Business  Day subject to
                     Section  4.4, in the case of LIBOR Rate Loans to convert
                     ------------
                     any such LIBOR Rate Loans into Base Rate Loans; or

                          (3) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $100,000 in excess thereof) as LIBOR Rate Loans;

         provided that if at any time the aggregate amount of LIBOR Rate Loans
         --------
         in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall, effective as of the expiration date of the applicable Interest Period, automatically convert into Base Rate Loans; provided,
                                                                      --------
         further, that if the notice shall fail to specify the duration of the
         -------
         Interest Period of any LIBOR Rate Loans, such Interest Period shall be one month.

CREDIT AGREEMENT - Page 12

                  (2) The Borrowers shall deliver a notice of
         continuation/conversion in the form of Exhibit G (a "Notice of
                                                ---------     ---------
         Continuation/Conversion") to the Agent not later than 11:00 a.m.
         -----------------------
         (Dallas, Texas time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                      (1)  the proposed Continuation/Conversion Date;

                      (2) the Loans and the aggregate amount of such Loans to be converted or continued;

                      (3) the type of Loans resulting from the proposed conversion or continuation; and

                  (4) the duration of the requested Interest Period, provided,
                                                                     --------
         however, the Borrowers may not select an Interest Period that ends
         -------
         after the Stated Termination Date or that, with respect to any portion of the Term Loans, extends beyond an installment payment date for the Term Loans unless, after giving effect to such election, the portion of the Term Loans not subject to Interest Periods ending after such installment payment date is equal to or greater than the principal due on such installment payment date.

                  (3) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrowers have failed to timely select a new Interest Period to be applicable to such LIBOR Rate Loans or if any Default or Event of Default then exists, the Borrowers shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (4) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which such notice was given held by each Lender.

         Section 2.3  Maximum Interest Rate. If the Interest Rate, absent the
                      ---------------------
limitation set forth in this Section 2.3, would have exceeded the Maximum Rate,
                             -----------
then the Interest Rate shall be the Maximum Rate, and, if in the future, the Interest Rate would otherwise be less than the Maximum Rate, then the Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3, have been paid or accrued if the Interest Rate
                    -----------
otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of
(i) the amount of interest which would have been paid or accrued if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which

CREDIT AGREEMENT - Page 13
would have been paid or accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. Each of the Agent, each Lender, and each Borrower acknowledges, agrees, and declares that it is its intention to expressly comply with all Requirements of Law in respect of limitations on the amount or rate of interest that can legally be contracted for, charged, or received under or in connection with the Loan Documents. Notwithstanding anything to the contrary contained in any Loan Document (even if any such provision expressly declares that it controls all other provisions of the Loan Documents), in no contingency or event whatsoever shall the amount of interest (including the aggregate of all charges, fees, benefits, or other compensation which constitutes interest under any Requirement of Law) under the Loan Documents paid by any Borrower, received by the Agent, the Letter of Credit Issuer, or any Lender, agreed to be paid by any Borrower, or requested or demanded to be paid by the Agent, the Letter of Credit Issuer, or any Lender, exceed the Maximum Rate, and all provisions of the Loan Documents in respect of the contracting for, charging, or receiving compensation for the use, forbearance, or detention of money shall be limited as provided by this Section
                                                                        -------
2.3. In the event any such interest is paid to the Agent, the Letter of Credit
---
Issuer, or any Lender by the Borrowers, or any of them, in an amount or at a rate which would exceed the Maximum Rate, the Agent, the Letter of Credit Issuer, or such Lender, as the case may be, shall automatically apply such excess to any unpaid amount of the Obligations other than interest, in the inverse order of maturity, or if the amount of such excess exceeds said unpaid amount, such excess shall be paid to the paying Borrowers or Borrower, as applicable. All interest paid, or agreed to be paid, by any Borrower, or taken, reserved, or received by the Agent, the Letter of Credit Issuer, or any Lender, shall be amortized, prorated, spread, and allocated in respect of the Obligations throughout the full term of this Agreement. Notwithstanding any provision contained in any of the Loan Documents, or in any other related documents executed pursuant hereto, neither the Agent, the Letter of Credit Issuer, nor any Lender shall ever be entitled to charge, receive, take, reserve, collect, or apply as interest any amount which, together with all other interest under the Loan Documents would result in a rate of interest under the Loan Documents in excess of the Maximum Rate and, in the event the Agent, the Letter of Credit Issuer, or any Lender ever charges, receives, takes, reserves, collects, or applies any amount in respect of the Borrowers, or any of them, that otherwise would, together with all other interest under the Loan Documents, be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to the applicable Borrowers or Borrower. The Borrowers, the Agent, the Letter of Credit Issuer, and the Lenders shall, to the maximum extent permitted under any Requirement of Law, (A) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge, expense, or reimbursement for a third-party expense rather than as interest and (B) exclude prepayments, acceleration, and the effects thereof. Nothing in any Loan Document shall be construed or so operate as to require or obligate the Borrowers, or any of them, to pay any interest, fees, costs, or charges greater than is permitted by any Requirement of Law. Subject to the foregoing, the Borrowers hereby agree that the actual effective rate of interest from time to time existing under the Loan Documents, including all amounts agreed to by the Borrowers or charged or received by the Agent, the Letter of Credit Issuer, or the Lenders pursuant to and in accordance with the Loan Documents, which may be deemed to be interest under any Requirement of Law, shall be deemed to be a rate which is agreed to and stipulated by the Borrowers and the Lenders in accordance with Requirements of Law.

CREDIT AGREEMENT - Page 14

         Section 2.4 Unused Line Fee. Subject to Section 2.3, until the Loans
                     ---------------             -----------
have been paid in full and this Agreement terminated, the Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, on the first day of each calendar month and on the Termination Date, an unused line fee (the "Unused Line Fee") equal to the
                                           ---------------
Applicable Margin for the unused line fee percentage as provided by the definition of Applicable Margin multiplied by the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of the Revolving Loans and the average daily undrawn face amount of all outstanding Letters of Credit and Credit Support during the immediately preceding month or shorter period if calculated for the first month after the Closing Date or on the Termination Date. Subject to Section 2.3, the Unused Line Fee shall be
                                 -----------
computed on the basis of a 360 day year for the actual number of days elapsed. For purposes of calculating the Unused Line Fee pursuant to this Section 2.4,
                                                                 -----------
any payment received by the Agent (if received prior to 2:00 p.m. Dallas, Texas time) shall be deemed to be credited to the Borrowers' Loan Account on the date such payment is received by the Agent.

         Section 2.5 Letter of Credit Fee. Subject to Section 2.3, the Borrowers
                     --------------------             -----------
agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit or Credit Support, a fee (the "Letter of Credit Fee") equal to the Letter of Credit Fee Percentage,
          --------------------
or during the existence of any Default or Event of Default the Default Rate with respect to Letters of Credit, multiplied by the undrawn face amount of each Letter of Credit or Credit Support, plus all out-of-pocket costs, fees, and
                                    ----
expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit or Credit Support, which costs, fees, and expenses shall include a "fronting fee" in an amount equal to one-quarter percent (0.25%) of the face amount of such Letter of Credit or Credit Support, payable to the Letter of Credit Issuer on the date of issuance of each Letter of Credit or Credit Support. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit or Credit Support was issued and/or in which a Letter of Credit or Credit Support remained outstanding and on the Termination Date. Subject to Section 2.3, the
                                                             -----------
Letter of Credit Fee shall be computed on the basis of a 360 day year for the actual number of days elapsed.

         Section 2.6 Other Fees. The Borrowers agree to pay the Agent all other
                     ----------
fees and expenses as set forth in the Agent's Letter.

ARTICLE 3

                            PAYMENTS AND PREPAYMENTS
                            ------------------------

         Section 3.1 Revolving Loans. The Borrowers shall repay the outstanding
                     ---------------
principal balance of the Revolving Loans, together with all other Obligations, other than the Term Loans and interest thereon, including all accrued and unpaid interest thereon, on the Termination Date. The Borrowers may prepay the Revolving Loans at any time and reborrow subject to the terms of this Agreement; provided that with respect to any LIBOR Rate Revolving Loans prepaid prior to
--------
the expiration date of the Interest Period applicable thereto, the Borrowers shall pay to the Agent, for the account of the Lenders, the amounts described in
Section 4.4. In addition, and without limiting the
-----------

CREDIT AGREEMENT - Page 15
generality of the foregoing, upon demand the Borrowers shall pay to the Agent, for account of the Lenders, the amount, if any and without duplication, by which the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount. Accrued interest on the Revolving Loans shall be due and payable in arrears (a) in the case of Base Rate Revolving Loans, on the first day of each calendar month and on the Termination Date and (b) in the case of LIBOR Rate Revolving Loans and with respect to each such Revolving Loan (i) on the last day of the Interest Period with respect thereto and (ii) on the Termination Date.

         Section 3.2 Termination of Total Facility. The Borrowers may terminate
                     -----------------------------
this Agreement upon at least sixty (60) Business Days prior written notice thereof to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued and unpaid interest thereon, and the cancellation and return of all outstanding Letters of Credit and Credit Support (or alternatively, with respect to each such Letter of Credit or Credit Support, the furnishing to the Agent, in the Agent's discretion, of a Supporting Letter of Credit or cash deposit, in each case in amounts and in the manner required by Section 1.4(g)), (b) the prepayment in full of the Term Loans,
            --------------
together with accrued and unpaid interest thereon, (c) the payment of the early termination fee set forth in the following sentence, (d) the payment in full in cash of all reimbursable expenses and other Obligations together with accrued and unpaid interest thereon, and (e) any amount due under Section 3.5. Subject
                                                          -----------  -------
to Section 2.3, if this Agreement is terminated at any time prior to the Stated
--------------
Termination Date, whether pursuant to this Section or pursuant to Section 9.2,
                                                                  -----------
the Borrowers shall pay to the Agent, for the account of the Lenders, an early termination fee determined in accordance with the following table:

         -------------------------------------- ------------------------------------------
         Period during which early               Early Termination Fee
         termination occurs
         -------------------------------------- ------------------------------------------

         On or prior to the first Anniversary   0.50% of the sum of (a) the
         Date                                   Maximum Revolver Amount plus
                                                                        ----
                                                (b) the outstanding principal
                                                amount ofthe Term Loans
         -------------------------------------- ------------------------------------------

         After the first Anniversary Date       0.25% of the sum of (a) the Maximum
         but on or prior to the Stated          Revolver Amount plus (b) the outstanding
         Termination Date                                       ----
                                                principal amount of the Term Loans
         -------------------------------------- ------------------------------------------

Notwithstanding the foregoing, no such early termination fee shall be payable in the event this Agreement is terminated in connection with refinancing of the Obligations in a transaction in which the Bank or any of its Affiliates provides or arranges replacement financing or acts as an underwriter or arranger of any public offering of debt or equity securities of the Borrowers or any of them. The Maximum Revolver Amount shall not be reduced except in connection with termination of the Total Facility and payment in full as provided by this
Section 3.2.
-----------

CREDIT AGREEMENT - Page 16

         Section 3.3 Repayment of the Term Loans. The Borrowers shall pay to the
                     ---------------------------
Agent, for the account of the Lenders, the outstanding principal amount of the Term Loans in installments as follows:

                     (a) for the Term A Loans, consecutive monthly principal installments of $111,111.12 due and payable on the first day of each calendar month, beginning on March 1, 2002, and continuing on the first day of each calendar month thereafter;

                     (b) for the Term B Loans, consecutive monthly principal installments of $55,555.55 due and payable on the first day of each calendar month, beginning on March 1, 2002, and continuing on the first day of each calendar month thereafter; and

                     (c) in any event, all unpaid Obligations in respect of the Term Loans are due and payable on the Termination Date.

Accrued interest on the Term Loans shall be due and payable as follows: (i) in the case of Base Rate Term Loans, on the first day of each calendar month and on the Termination Date and (ii) in the case of LIBOR Rate Term Loans and with respect to each such Loan, (A) on the first day of each calender month, (B) on the last day of the Interest Period with respect thereto and (C) on the Termination Date.

         Section 3.4  Prepayments.
                      -----------

                     (1) The Borrowers may prepay the principal of the Loans in whole or in part, at any time and from time to time and with respect to the Term Loans upon at least three (3) Business Days prior written notice to the Agent and the Lenders. All voluntary prepayments of the principal of the Term Loans shall be accompanied by the payment of all accrued but unpaid interest on the Term Loans to the date of prepayment. Any voluntary prepayment of less than all of the outstanding principal of the Term Loans shall be applied to the installments of principal of the Term Loans in the inverse order of maturity. Amounts prepaid in respect of the Term Loans may not be reborrowed.

                     (2) Immediately upon receipt by any Borrower or its Subsidiaries of proceeds of any asset disposition (excluding proceeds of asset dispositions permitted by Section 7.9(a)), such Borrower shall
                                            ---------------
         prepay the Loans in an amount equal to all such proceeds, net of (i) commissions and other reasonable and customary transaction costs, fees, and expenses properly attributable to such transaction and payable by such Borrower in connection therewith (in each case, paid to non-Affiliates), (ii) transfer taxes, (iii) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Liens hereunder), if any, and (iv) an appropriate reserve for income taxes in accordance with GAAP in connection therewith ("Net Proceeds"). Any such
                                                        ------------
         prepayment shall be applied in accordance with Section 3.4(d).
                                                        --------------

                     (3) All cash payments or other cash proceeds (as defined in the UCC) received by any Borrower constituting proceeds of a Distribution, loan or other advance (other than a

CREDIT AGREEMENT - Page 17
loan or advance by a Borrower to a Borrower) to such Borrower, other than such proceeds which are proceeds of the Revolving Loans loaned from one Borrower to another Borrower, shall be paid to the Agent, promptly upon such receipt, for application to the Revolving Loans.

         (4) Net Proceeds received pursuant to Section 3.4(b) shall be applied as follows:

                  (1) (A) The actual proceeds of sale of Accounts and Inventory or (B) in the case of a sale of a division or the sale of Capital Stock of a Subsidiary, an amount equal to the lesser of (1) the total proceeds received from such sale or (2) the book value of Accounts and Inventory sold as part of any such sale of a division or which are owned by any such Subsidiary, shall be applied, first, to accrued
                                                         -----
         interest with respect to the Revolving Loans, second, to pay the
                                                       ------
         principal of the Revolving Loans, third to cash collateralize
                                           -----
         outstanding Letters of Credit and Credit Support, fourth to accrued
                                                           ------
         interest with respect to the Term B Loans, fifth, to accrued interest
                                                    -----
         with respect to the Term A Loans, sixth, to scheduled installments of
                                           -----
         the Term B Loans in the inverse order of maturity, and seventh to
                                                                -------
         scheduled installments of the Term A Loans in the inverse order of maturity.

                  (2) Prepayments from proceeds of Fixed Assets shall be applied first, to accrued interest with respect to the Term B Loans, second, to
         -----                                                        ------
         accrued interest with respect to the Term A Loans, third, to scheduled
                                                            -----
         installments of the Term B Loans in the inverse order of maturity, fourth, to scheduled installments of the Term A Loans in the inverse
         ------
         order of maturity, fifth, to accrued interest with respect to the
                            -----
         Revolving Loans, sixth, to pay the principal of the Revolving Loans,
                          -----
         and seventh, to cash collateralize outstanding Letters of Credit and
             -------
         Credit Support.

                  (3)Prepayments from proceeds of all asset dispositions (other than sales of Accounts, Inventory, and Fixed Assets), including proceeds from the sale of a division or a Subsidiary in excess of the book value of Accounts, Inventory, and Fixed Assets sold as part of the sale of that division or Subsidiary, shall be applied first, to accrued
                                                               -----
         interest with respect to the Term B Loans, second, to the scheduled
                                                    ------
         installments of the Term B Loans in the inverse order of maturity, third, to accrued interest with respect to the Revolving Loans, fourth,
         -----                                                           ------
         to pay the principal of the Revolving Loans, fifth, to accrued interest
                                                      -----
         with respect to the Term A Loans, sixth, to the schedule installments
                                           -----
         of the Term A Loans, and seventh, to cash collateralize outstanding
                                  -------
         Letters of Credit and Credit Support.

         (5) No provision contained in this Section 3.4 shall constitute a
                                            -----------
consent to an asset disposition that is otherwise not permitted by the terms of this Agreement.

         Section 3.5 LIBOR Rate Loan Prepayments. In connection with any
                     ---------------------------
prepayment, if any LIBOR Rate Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers shall pay to the Agent, for the benefit of the Lenders, the amounts described in Section 4.4.
                                                         -----------

CREDIT AGREEMENT - Page 18

        Section 3.6  Payments by the Borrowers.
                     -------------------------

                 (1) All payments to be made by the Borrowers shall be made without setoff, recoupment, or counterclaim. Without in any way limiting
        Section 2.11 of the Parent Security Agreement or Section 2.11 of the Subsidiary Security Agreement, except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent, for the account of the Lenders, to the account designated by the Agent and shall be made in Dollars and in immediately available funds, no later than 2:00 p.m. (Dallas, Texas time) on the date specified herein. Any payment received by the Agent after such time shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                 (2) Subject to the provisions set forth in the definition of Interest Period, whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

        Section 3.7  Payments as Revolving Loans. At the election of the Agent,
                     ---------------------------
all payments of principal, interest, reimbursement obligations in connection with Term Loans, Letters of Credit and Credit Support, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for expenses pursuant to Section 13.7), and other sums payable hereunder, may be
                     ------------
paid from the proceeds of Revolving Loans made hereunder whether made following a request by the Borrowers pursuant to Section 1.2 or a deemed request as
                                       -----------
provided in this Section 3.7. The Borrowers hereby irrevocably authorize the
                 -----------
Agent to charge the Loan Account for the purpose of paying all amounts from time to time due hereunder, including, without limitation, reimbursing expenses pursuant to Section 13.7, and agree that all such amounts charged shall
            ------------
constitute Revolving Loans (including Non-Ratable Loans and Agent Advances) and that all such Revolving Loans shall be deemed to have been requested pursuant to
Section 1.2.
-----------

        Section 3.8  Apportionment, Application, and Reversal of Payments.
                     ----------------------------------------------------
Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to the Agent and the Letter of Credit Issuer and except as provided in Section 11.1(b).
                                                                ---------------
All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of any Borrower's Accounts or any other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities, or expense
                              -----
reimbursements, including any amounts relating to Bank Products then due to the Agent from the Borrowers, second, to pay any fees or expense reimbursements then
                          ------
due to the Lenders from the Borrowers, third, to pay interest due in respect of
                                       -----
the Revolving Loans, including the Non-Ratable Loans and Agent Advances, fourth,
                                                                         ------
to pay interest due in respect of the Term B Loans, fifth, to pay interest due
                                                    -----
in respect to the Term A Loans, sixth, to pay or prepay principal of the
                                -----
Non-Ratable Loans and the Agent Advances, seventh, to pay or prepay principal of
                                          -------
the Revolving Loans (other than Non-Ratable Loans and Agent

CREDIT AGREEMENT - Page 19

Advances) and unpaid reimbursement obligations in respect of Letters of Credit and Credit Support, eighth, to pay or prepay principal of the Term B Loans,
                    ------
ninth, to pay or prepay principal of the Term A Loans, tenth, to pay an amount
-----                                                  -----
to the Agent equal to one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit and Credit Support and the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit and Credit Support, and eleventh, to the payment of any other Obligation due to
                        --------
the Agent or any Lender by the Borrowers. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by a Borrower, or unless an Event of Default is in existence, neither the Agent nor any Lender shall apply any payment which it receives to any LIBOR Rate Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, the Borrowers shall pay the LIBOR breakage losses in accordance with Section 4.4. The Agent and the Lenders shall have the
                          -----------
continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

        Section 3.9  Indemnity for Returned Payments. If after receipt of any
                     -------------------------------
payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, the Bank, or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Borrowers shall be liable to pay to the Agent and the Lenders, and each Borrower hereby indemnifies the Agent and the Lenders and holds the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 3.9 shall
                                                             -----------
be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 3.9 shall survive the
                                              -----------
termination of this Agreement.

        Section 3.10 The Agent's and the Lenders' Books and Records; Monthly
                     -------------------------------------------------------
Statements. The Agent shall record the principal amount of the Loans owing to
----------
each Lender, the undrawn face amount of all outstanding Letters of Credit and Credit Support and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit and Credit Support from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender's Loans in its books and records. Failure by the Agent or any Lender to make any such notation shall not affect the obligations of the Borrowers with respect to the Loans, the Letters of Credit, or any Credit Support. The Borrowers agree that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such

CREDIT AGREEMENT - Page 20
statement shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in Section 3.8 and corrections of errors discovered by the Agent),
            -----------
unless a Borrower notifies the Agent in writing to the contrary within thirty
(30) days after such statement is rendered. In the event a timely written notice of objections is given by a Borrower, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.

                                   ARTICLE 4

                     TAXES, YIELD PROTECTION, AND ILLEGALITY
                     ---------------------------------------

        Section 4.1  Taxes.
                     -----

                 (1) Any and all payments by the Borrowers, or any of them, to the Agent or any Lender under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Borrowers shall pay all Other Taxes.

                 (2) The Borrowers agree to indemnify and hold harmless the Agent and each Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.1) paid by the Agent or any Lender
                                   -----------
        and any liability (including penalties, interest, additions to tax, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days after the date the Agent or any Lender makes written demand therefor.


                 (3) If the Borrowers shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to the Agent or any Lender, then:

                     (1) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including, without limitation, deductions and withholdings applicable to additional sums payable under this Section 4.1)
                                                                  -----------
                 the Agent or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                     (2) the Borrowers shall make such deductions and
                 withholdings;

                     (3) the Borrowers shall pay the full amount deducted or
                 withheld to the relevant taxing authority or other authority in accordance with any applicable Requirement of Law; and

                     (4) the Borrowers shall also pay to the Agent, for the
                 account of each Lender, or each Lender at the time interest is paid, all additional amounts which

CREDIT AGREEMENT - Page 21
                 the respective Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.

                 (4) Within thirty (30) days after the date of any payment by the Borrowers of Taxes or Other Taxes, the Borrowers shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                 (5) If the Borrowers are required to pay additional amounts to the Agent or any Lender pursuant to Section 4.1(c), then the applicable
                                            --------------
        Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by the Borrowers which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

        Section 4.2  Illegality.
                     ----------

                 (1) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by such Lender to the Borrowers through the Agent, any obligation of such Lender to make LIBOR Rate Loans shall be suspended until such Lender notifies the Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.

                 (2) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrowers shall, upon receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of such Lender then outstanding, together with accrued and unpaid interest thereon and amounts required under
        Section 4.4, either on the last day of the Interest Period thereof, if
        -----------
        such Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Rate Loans. If the Borrowers are required to so prepay any LIBOR Rate Loans, then concurrently with such prepayment, the Borrowers shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

CREDIT AGREEMENT - Page 22

        Section 4.3  Increased Costs and Reduction of Return.
                     ---------------------------------------

                 (1) If any Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding, or maintaining any LIBOR Rate Loans, then the Borrowers shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

                 (2) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits, or obligations under this Agreement, then, upon demand of such Lender to the Borrowers through the Agent, the Borrowers shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

        Section 4.4  Funding Losses. The Borrowers shall reimburse each Lender
                     --------------
and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

                 (1) the failure of the Borrowers to make on a timely basis any payment of principal of any LIBOR Rate Loan;

                 (2) the failure of the Borrowers to borrow, continue, or

        convert a Loan after any Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion (except as permitted by Section 4.5); or
                     -----------

                 (3) the prepayment or other payment (including after acceleration thereof) of any LIBOR Rate Loans on a day that is not the last day of the relevant Interest Period;

including, without limitation, any expense or loss of interest income for the unexpired portion of the LIBOR Interest Period resulting from the liquidation or reemployment of the affected funds or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by any Lender in connection with the foregoing.

CREDIT AGREEMENT - Page 23

        Section 4.5 Inability to Determine Rates. If the Agent determines that
                    ----------------------------
for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of a notice pursuant to the first sentence of this Section, the Borrowers may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by any of them. If the Borrowers do not revoke any such Notice of Borrowing or Notice of Continuation/Conversion, the Lenders shall make, convert, or continue the Loans, as proposed by the Borrowers, in the amount specified in the applicable notice submitted by a Borrower, but such Loans shall be made, converted, or continued as Base Rate Loans instead of LIBOR Rate Loans.

        Section 4.6 Certificates of the Agent. If any Lender claims
                    -------------------------
reimbursement or compensation under this Article 4, the Agent shall determine the amount thereof and shall deliver to the Borrowers (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable to the affected Lender, and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

        Section 4.7 Survival. The agreements and obligations of the Borrowers in
                    --------
this Article 4 shall survive the payment of all other Obligations.
     ---------

                                   ARTICLE 5

                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES
                -------------------------------------------------

        Section 5.1 Books and Records. The Borrowers shall maintain, at all
                    -----------------
times, correct and complete books, records, and accounts in which complete, correct, and timely entries are made of their transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). The Borrowers shall, by means of
                      --------------
appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Borrowers shall maintain at all times books and records pertaining to the Collateral in such detail, form, and scope as the Agent or any Lender (through the Agent) shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts, (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory, and (c) all other dealings affecting the Collateral.

        Section 5.2 Financial Information. The Borrowers shall promptly furnish
                    ---------------------
to the Agent, all such information regarding the Borrowers' financial and business affairs as the Agent or any Lender (through the Agent) may reasonably request. Without limiting the foregoing, the Borrowers will furnish, or cause to be furnished, to the Agent the following, in sufficient copies for distribution by

CREDIT AGREEMENT - Page 24
the Agent to each Lender, in such detail as the Agent or the Lenders (through the Agent) shall request:

               (1) The Borrowers will furnish, or cause to be furnished, as soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, consolidated audited and consolidating unaudited balance sheets and statements of income, cash flow, and stockholders' equity for the Parent and its Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Parent and its Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such Financial Statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such Financial Statements performed on a consolidated basis, accompanied by a report thereon, unqualified in any respect, of independent certified public accountants of national standing selected by the Parent. The Parent, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter to such accountants, with a copy to the Agent and the Lenders, notifying such accountants that one of the primary purposes for retaining such accountants' services and having audited financial statements prepared by such accountants is for use by the Agent and the Lenders. Each Borrower hereby authorizes the Agent to communicate directly with its certified public accountants and, by this provision, authorizes those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to the Borrowers and to discuss directly with the Agent the finances and affairs of the Borrowers. The Agent will endeavor to notify the Parent prior to or contemporaneously with initiating any such communication (such notification to suffice for any such communication and any subsequent communications reasonably related thereto), provided, that the Agent shall have no liability for
                            --------
          any delay or failure in making any such notification.

               (2) The Borrowers will furnish or cause to be furnished, as soon as available, but in any event not later than thirty (30) days after the end of each Fiscal Period, other than any Fiscal Period which is the end of a Fiscal Quarter of the Parent and with respect to any such Fiscal Quarter end within forty-five (45) days after the end of such Fiscal Quarter, consolidated and consolidating unaudited balance sheets of the Parent and its Subsidiaries as at the end of such Fiscal Period or Fiscal Quarter, and consolidated and consolidating unaudited statements of income and cash flow for the Parent and its Subsidiaries for such Fiscal Period or Fiscal Quarter and for the period from the beginning of the Fiscal Year to the end of such Fiscal Period or Fiscal Quarter, all in reasonable detail, fairly presenting the financial position and results of operations of the Parent and its Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and in the Borrowers' budget, and prepared in accordance with GAAP (other than for presentation of footnotes and subject to normal year-end audit adjustments) applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). The Parent shall certify by a certificate
                      --------------
          signed by its chief financial officer that all such Financial Statements have been prepared in accordance with GAAP and present fairly, subject to normal year-end adjustments, the financial position

CREDIT AGREEMENT - Page 25
          of the Parent and its Subsidiaries as at the dates thereof and its results of operations for the periods then ended.

               (3) The Borrowers will furnish or cause to be furnished, with each of the annual audited Financial Statements delivered pursuant to
          Section 5.2(a), and with each of the unaudited Financial Statements
          --------------
          delivered pursuant to Section 5.2(b), a certificate of the chief
                                --------------
          financial officer of the Parent in the form of Exhibit E (a
                                                         ---------
          "Compliance Certificate") (i) setting forth in reasonable detail the
           ----------------------
          calculations required to establish the Borrowers' compliance with the covenants set forth in Section 7.22 through Section 7.27 during the
                                 ------------         ------------
          period covered by such Financial Statements and as at the end thereof and (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Borrowers are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by such Financial Statements, (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all such Financial Statements, and (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year Financial Statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrowers have taken or propose to take with respect thereto.

               (4) The Borrowers will furnish, or cause to be furnished, not less than thirty (30) days nor more than sixty (60) days prior to the beginning of each Fiscal Year, annual forecasts prepared by the Parent (to include forecasted consolidated and consolidating balance sheets and statements of income and cash flow) for the Parent and its Subsidiaries as at the end of and for each Fiscal Period of such Fiscal Year. At the time of making any notification to the Agent pursuant to Section 5.3(g) the Borrowers will provide to the Agent
                      --------------
          such amendments, supplements or updates to any such forecasts as are necessary to cause such forecasts to represent the Borrowers' good faith estimate of the future financial performance of the Borrowers for the periods following the date of any such notification.

               (5) The Borrowers will furnish, or cause to be furnished, promptly after filing with the PBGC and the IRS, a copy of each annual report or other filing filed with respect to each Plan of any Borrower, if any.

               (6) The Borrowers will furnish, or cause to be furnished, promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by the Parent or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by the Parent or any of its Subsidiaries to or from the holders of any equity interests of the Parent or any of its Subsidiaries (other than (i) routine or non-material communications sent by shareholders of the Parent to the Parent or

CREDIT AGREEMENT - Page 26

          (ii) non-material communications sent by any of the Parent's Subsidiaries to the Parent or any of the Parent's Subsidiaries) or of any Debt of the Parent or any of its Subsidiaries registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

               (7) The Borrowers will furnish, or cause to be furnished, as soon as available, but in any event not later than fifteen (15) days after any Borrower's receipt thereof, a copy of all management reports and management letters prepared by any independent certified public accountants of the Parent or any other Borrower.

               (8) The Borrowers will furnish, or cause to be furnished, promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which the Parent makes available to its shareholders or any holder of any Debt.

               (9) If requested by the Agent, the Borrowers will furnish, or cause to be furnished, promptly after filing with the IRS, a copy of each federal income tax return filed by any Borrower. (1)

               (10) The Borrowers will furnish, or cause to be furnished, as soon as available, but in any event on the second Business Day of each week for the last Business Day of the preceding week and at such other times, from time to time, as may be requested by the Agent a Borrowing Base Certificate and supporting information in connection therewith.

               (11) The Borrowers shall provide, or cause to be provided, to the Agent the following documents, in form reasonably satisfactory to the
          Agent: (i) within fifteen (15) days of the end of each Fiscal Period, or more frequently if requested by the Agent, (A) a schedule of each Borrower's accounts receivable created since the last such schedule and a Borrowing Base Certificate which (1) shall be as of the last Business Day of the immediately preceding Fiscal Period, (2) shall be reconciled to the Borrowing Base Certificate and its general ledger as of such last Business Day, and (3) shall set forth a detailed aged final balance of all then existing accounts receivable specifying the names, addresses and balances due for each Account Debtor obligated on an account receivable so listed, (B) an aging of each Borrower's accounts payable, and (C) a schedule identifying each location, if any, where any Collateral is located with a sales representative, agent, contractor or other Person under any bailee, consignee or warehouse arrangement, in each case setting forth, as of the last Business Day of the immediately preceding Fiscal Period, (1) the name and address of each such sales representative, agent, contractor or other Person and a description of the nature of any such arrangement and (2) the cost of such Inventory and the net book value of Fixed Assets at each such location, and including a representation that all actions have been taken to comply with Section 2.12(a) of the Parent Security Agreement or Section 2.12(a) of the Subsidiary Security Agreement, as applicable, with respect to such Inventory; (ii) as soon as available, but in any event on the second Business Day of the succeeding week and at such other times, as may be requested by the Agent, (A) a current summary report of aged balances for each Account Debtor and (B) a schedule of Inventory itemizing and describing the kind, type and quantity of all Inventory, the cost thereof, and the location thereof;

CREDIT AGREEMENT - Page 27

          (iii) upon the Agent's request, copies of invoices in connection with each Borrower's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, and shipping and delivery documents in connection with each Borrower's Accounts and for Equipment acquired by each Borrower, purchase orders, and invoices;
          (iv) upon the Agent's request, a statement of the balance of each of the Intercompany Accounts; (v) such other reports as to the Collateral as the Agent shall reasonably request from time to time; and (vi) with the delivery of each of the foregoing, a certificate of the Borrowers executed by a Responsible Officer of the Parent on behalf of all of the Borrowers certifying as to the accuracy and completeness of the foregoing. If any of the Borrowers' records or reports of the Collateral are prepared by an accounting service or other agent, each Borrower hereby authorizes, and shall cause each other Borrower to authorize, such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders.

               (12) The Borrowers will furnish, or cause to be furnished, such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of any Borrower or any Subsidiary of any Borrower.

          Section 5.3 Notices to the Lender. The Borrowers shall notify the
                      ---------------------
Agent and the Lenders in writing of the following matters at the following times:

               (1) immediately after becoming aware of any Default or Event of Default;

               (2) immediately after becoming aware of the assertion by the holder of any Capital Stock of the Parent or the holder of any Debt of any Borrower that a default exists with respect thereto or that any Borrower is not in compliance with the terms thereof, or the written threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

               (3) immediately after becoming aware of any event or circumstance which could have, or has resulted in, a Material Adverse Effect;

               (4) immediately after becoming aware of any pending or threatened (in writing) action, suit, proceeding, or counterclaim by any Person, or any pending or threatened (in writing) investigation by a Governmental Authority, which could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

               (5) immediately after becoming aware of any pending or threatened (in writing) strike, work stoppage, unfair labor practice claim, or other labor dispute affecting any Borrower which could have, or has resulted in, a Material Adverse Effect;

               (6) immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting any Borrower which could have, or has resulted in, a Material Adverse Effect;

CREDIT AGREEMENT - Page 28

               (7) immediately after becoming aware that any material assumption on which the Borrowers prepared and presented the Latest Projections is no longer valid;

               (8) immediately after receipt of any notice of any violation by any Borrower of any Environmental Law which could reasonably be expected to have, or has resulted in, a Material Adverse Effect or that any Governmental Authority has asserted in writing that any Borrower is not in compliance with any Environmental Law or is investigating any Borrower's compliance therewith;

               (9) immediately after receipt of any written notice that any Borrower is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that any Borrower is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $250,000;

               (10) immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of any Borrower;

               (11) immediately upon any change in any Borrower's name as it appears in the state of its organization, state of organization, type of entity, organizational identification number, locations of Collateral (other than Collateral referenced in clause(i)(C) of
                                                          ------------
          Section 5.2(k)), or trade names under which such Borrower will sell
          ---------------
          Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto;

               (12) within three (3) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL, or the PBGC with respect thereto;

               (13) upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL, or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL, or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL, or the IRS with respect to any Plan and all communications received by any Borrower or any ERISA Affiliate from the PBGC, the DOL, or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL, or the IRS, with respect to each Plan by either any Borrower or any ERISA Affiliate;

               (14) upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan, and within three (3) Business Days after receipt thereof by any Borrower or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to

CREDIT AGREEMENT - Page 29
          administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under
          Section 401(a) of the Code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

               (15) within three (3) Business Days after the occurrence thereof:
          (i) any changes in the benefits of any existing Plan which increase any Borrower's annual costs with respect thereto by an amount in excess of $500,000, or the establishment of any new Plan or the commencement of contributions to any Plan to which any Borrower or any ERISA Affiliate was not previously contributing; or (ii) any failure by any Borrower or any ERISA Affiliate to make a required installment or any other required payment in excess of $200,000 under Section 412 of the Code on or before the due date for such installment or payment;

               (16) within three (3) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or
          (iii) the PBGC has instituted or will institute proceedings under
          Section 4042 of ERISA to terminate a Multi-employer Plan;

               (17) immediately upon becoming aware of any default or event of default or other breach or failure to perform under (a) (i) any Subordinated Debt, Subordinated Note or other Subordinated Debt Documents, (ii) the Chattanooga Stock Purchase Documents, or (b) any claim is asserted against a Borrower alleging any occurrence described in clause (a) preceding; and
             ----------

               (18) immediately upon commencement of any proceedings contesting any tax, fee, assessment, or other governmental charge in excess of $100,000.

Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that any Borrower or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

ARTICLE 6

                     GENERAL WARRANTIES AND REPRESENTATIONS
                     --------------------------------------

          Each Borrower warrants and represents to the Agent and the Lenders that except as set forth in the Schedules to this Agreement as they may be modified from time to time pursuant to Section 5.4, and except as hereafter
                                       -----------
disclosed to and accepted by the Agent and the Majority Lenders in writing:

     Section 6.1 Authorization, Validity, and Enforceability of this Agreement
                 -------------------------------------------------------------
and the other Loan Documents; No Conflicts. Each Borrower has the power and
------------------------------------------
authority to execute, deliver, and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon the Collateral. Each Borrower has taken all

CREDIT AGREEMENT - Page 30
necessary action (including obtaining approval of its stockholders, partners, general partner(s), members, or other applicable equity owners, if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents have been duly executed and delivered by each Borrower, and constitute the legal, valid, and binding obligations of each Borrower, enforceable against it in accordance with their respective terms without defense, setoff, or counterclaim, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors generally and to the effect of general principles of equity whether applied by a court of law or equity. Each Borrower's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in or require the creation or imposition of any Lien upon the property of any Borrower by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, document, or instrument (including, without limitation, the Subordinated Debt Documents, the Chattanooga Stock Purchase Documents, or any agreements entered into in connection therewith) to which such Borrower is a party or which is binding upon it, (b) any Requirement of Law applicable to such Borrower, or (c) the certificate or articles of incorporation, bylaws, limited liability company or partnership agreement, or other organizational or constituent documents, as the case may be, of such Borrower. The Borrowers' entering into this Agreement and incurrence of the Obligations resulting from each Borrowing is not prohibited under any Subordinated Debt.

     Section 6.2  Validity and Priority of Security Interest. The provisions of
                  ------------------------------------------
this Agreement, the Mortgages, and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Obligations, enforceable against the applicable Borrower and all third parties, and having priority over all other Liens on the Collateral (a) except in the case of Liens described in clause (d), clause (e),
                                                        ----------  ----------
and clause (f) of the definition of Permitted Liens to the extent any such Liens
    ----------
would have priority over the Agent's Liens pursuant to any Requirement of Law and (b) except for Liens in certificated vehicles, and Liens perfected only by possession to the extent the Agent has not obtained or does not maintain possession of such Collateral.

     Section 6.3  Reserved.
                  --------

     Section 6.4  Corporate Name; Prior Transactions. Except as set forth on
                  ----------------------------------
Schedule 6.4, no Borrower has, during the past five (5) years, been known by or
------------
used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business. No Borrower has ever been known by or used any of the following names: Encore Medical Products, Inc., Encore Medical Supply, Encore Medical, Inc. a Michigan corporation, Encore Medical Staffing, Encore Medical Systems, Inc., Encore Medical Systems, Ltd., Encore Medical Technologies, Inc., and Encore Med Corp d/b/a Encore Med on Swan.

     Section 6.5  Capitalization; Subsidiaries. Schedule 6.5 is a correct and
                  ----------------------------  ------------
complete list of the name and relationship to the Parent of each and all of the Parent's Subsidiaries. Schedule 6.5 sets
                       ------------

CREDIT AGREEMENT - Page 31
forth, as of the Closing Date, a true and complete listing of each class of authorized Capital Stock of each Subsidiary of the Parent, of which all of such issued shares are validly issued, outstanding, fully paid and non-assessable, and (a) in the case of the Capital Stock of each such Subsidiary, is owned beneficially and of record by the Persons identified on Schedule 6.5 and (b) in
                                                        ------------
the case of the Capital Stock of the Parent, each of the Persons owning, directly or indirectly, beneficially and of record, five percent (5.0%) or more of the outstanding Capital Stock of the Parent. The Parent and each of its Subsidiaries is duly incorporated, formed, or organized and validly existing in good standing under the laws of its state or other jurisdiction of incorporation, formation, or organization set forth on Schedule 6.5. The
                                                       ------------
location of the chief executive office of the Parent and each of its Subsidiaries is at the address set forth with respect to each such Person on
Schedule 6.5. The Parent and each of its Subsidiaries is qualified to do
------------
business and in good standing (as applicable) in each of the jurisdictions set forth on Schedule 6.5, as applicable, which are the only jurisdictions in which
         ------------
qualification is necessary for it to own or lease its property and conduct its business. The Parent and each of its Subsidiaries has all requisite power and authority to conduct its business and own its property.

          Section 6.6  Financial Statements and Projections.
                       ------------------------------------

                  (1) The Parent has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flow, and changes in stockholders' equity for the Parent and its Subsidiaries as of December 31, 2000, and for the Fiscal Year then ended, accompanied by the report thereon of the Parent's independent certified public accountants, PriceWaterhouseCoopers, LLP and the unaudited balance sheet and related statements of income and cash flow for the Parent and its Subsidiaries as of December 31, 2001. The Parent has also delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flow, and changes in stockholders' equity for Chattanooga and its Subsidiaries as of June 30, 2001, and for the Fiscal Year then ended, accompanied by the report thereon of Chattanooga's independent certified public accountants, Arthur Andersen LLP and the unaudited balance sheet and related statements of income and cash flow for Chattanooga and its Subsidiaries as of December 31, 2001 (as the case may be). All such financial statements have been prepared in accordance with GAAP and fairly present the financial position of the Parent and its Subsidiaries and Chattanooga and its Subsidiaries, as applicable, as at the dates thereof and their results of operations for the periods then ended (except with respect to the financial statements dated December 31, 2001, for the absence of applicable footnotes and subject to normal year-end adjustments).

                  (2) The Latest Projections when submitted to the Agent and the Lenders as required herein represent the Borrowers' good faith estimate of the future financial performance of the Borrowers for the periods set forth therein, except as may have been notified to the Agent pursuant to Section 5.3(g). The Latest Projections have been
                            --------------
          prepared on the basis of the assumptions set forth therein, which the Borrowers believe are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Agent and the Lenders.

CREDIT AGREEMENT - Page 32

                 (3) The pro forma balance sheet of the Parent dated December 31, 2001, provided to the Agent and the Lenders, fairly presents the Parent's financial condition as at such date after giving effect to Closing Date Transactions and the Borrowings to be made on the Closing Date as if such transactions had occurred on such date and the Closing Date had been such date, and has been prepared in accordance with GAAP.

          Section 6.7  Solvency. Each Borrower is Solvent prior to and after
                       --------
giving effect to the Closing Date Transactions, the Borrowings to be made on the Closing Date, and the issuance of the Letters of Credit and Credit Support to be issued on the Closing Date (if any), and shall remain Solvent during the term of this Agreement.

          Section 6.8  Debt. After giving effect to the Closing Date
                       ----
Transactions, the making of the Loans to be made on the Closing Date, and the issuance of the Letters of Credit and Credit Support to be issued on the Closing Date the Borrowers have no Debt, except (a) the Obligations, (b) Debt described on Schedule 6.8, (c) the Subordinated Debt, and (d) other Debt entered into
   ------------
after the Closing Date as permitted by Section 7.13 and reflected in the
                                       ------------
Financial Statements delivered pursuant to Section 5.2.
                                           -----------

          Section 6.9  Distributions. As of the Closing Date, since December 31,
                       -------------
2000, no Distribution has been declared, paid, or made upon or in respect of any Capital Stock of the Parent.

          Section 6.10 Real Estate; Leases. As of the Closing Date, Schedule
                       -------------------                          --------
6.10 sets forth a correct and complete list of all Real Estate owned by each
----
Borrower, all leases and subleases of real or personal property by each Borrower as lessee or sublessee (other than leases of personal property as to which it is lessee or sublessee for which the value of such personal property in the aggregate is less than $150,000), and all leases and subleases of real or personal property by each Borrower as lessor, or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no material default by any party to any such lease or sublease exists. Each Borrower has good and marketable title in fee simple to the Real Estate identified on Schedule 6.10 as owned by such Borrower, or valid
                              -------------
leasehold interests in all Real Estate designated therein as "leased" by such Borrower, and each Borrower has good, indefeasible, and merchantable title to all of its other property reflected on the December 31, 2001 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

          Section 6.11 Proprietary Rights. Schedule 6.11 sets forth a correct
                       ------------------  -------------
and complete list of all of each Borrower's Proprietary Rights. None of the Proprietary Rights listed in Schedule 6.11 is subject to any licensing agreement
                             -------------
or similar arrangement except as set forth on Schedule 6.11. The Proprietary
                                              -------------
Rights described on Schedule 6.11 constitute all of the property of such type
                    -------------
necessary to the current and anticipated future conduct of the Borrowers' business. To the best of each Borrower's knowledge, no slogan or other advertising device, product, process, method, substance, part, or other material now employed, or now contemplated to be employed, by any Borrower infringes in any material respect upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is, to the knowledge of any Borrower, pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard, or code

CREDIT AGREEMENT - Page 33
is pending or, to the knowledge of any Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

          Section 6.12 Trade Names. All trade names or styles under which any
                       -----------
Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 6.12.
                                                       -------------

          Section 6.13 Litigation. There is no pending, or to the best of any
                       ----------
Borrower's knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

          Section 6.14 Labor Disputes. As of the Closing Date, (a) there is no
                       --------------
collective bargaining agreement or other labor contract covering employees of any Borrower, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Borrower or for any similar purpose, and (d) there is no pending or (to the best of any Borrower's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting any Borrower or its employees.

          Section 6.15 Environmental Laws.
                       ------------------

                   (1) Each Borrower has complied in all material respects with all Environmental Laws and no Borrower nor any of its presently or previously owned Real Estate or presently conducted or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting
          (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

                   (2) Each Borrower has obtained all permits necessary for its current operations under Environmental Laws, and all such permits are in good standing, and each Borrower is in compliance with all material terms and conditions of such permits.

                   (3) No Borrower nor to the best of any Borrower's knowledge any of its predecessors in interest has in violation of any Environmental Law stored, treated, or disposed of any hazardous waste (as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law).

                   (4) No Borrower has received any summons, complaint, order, or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

CREDIT AGREEMENT - Page 34

             (5) To the best of each Borrower's knowledge, none of the present or past operations of any Borrower is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

             (6) There is not now, nor to the best of any Borrower's knowledge has there ever been, on or in the Real Estate of any Borrower in violation of Environmental Laws:

                   (1) any underground storage tanks or surface impoundments,

                   (2) any asbestos-containing material, or

                   (3) any polychlorinated biphenyls (PCBs) used in hydraulic oils electrical transformers, or other equipment.

             (7) No Borrower has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment.

             (8) No Borrower has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on any Borrower with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

             (9) None of the products manufactured, distributed, or sold by any Borrower contains asbestos containing material.

             (10) No Environmental Lien has attached to the Real Estate of any Borrower.

     Section 6.16  No Violation of Law. No Borrower is in violation of any law,
                   -------------------
statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

     Section 6.17  No Default. No default, breach or noncompliance exists under
                   ---------
or with respect to any of the Subordinated Debt Documents or the Chattanooga Stock Purchase Documents, respectively, or any of the documents entered into in connection therewith. No Borrower is in default with respect to any other note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Borrower is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

     Section 6.18  ERISA Compliance.
                   ----------------

               (1) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter

CREDIT AGREEMENT - Page 35
          from the IRS and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. Each Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                  (2) There are no pending or, to the best knowledge of any Borrower, threatened claims, actions, or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (3) Except for instances, if any, which together do not give rise to liability in excess of $1,000,000 in the aggregate, (i) no ERISA Event has occurred or is reasonably expected to occur, (ii) no Pension Plan has any Unfunded Pension Liability, (iii) no Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA), (iv) no Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan, and (v) no Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to
          Section 4069 or 4212(c) of ERISA.

          Section 6.19 Taxes. Each Borrower has filed all federal and other tax
                       -----
returns and reports required to be filed (or appropriate extensions have been timely filed), and has paid all federal and other taxes, assessments, fees, and other governmental charges levied or imposed upon it or its properties, income, or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien.

          Section 6.20 Regulated Entities. No Borrower nor any Person
                       ------------------
controlling any Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. No Borrower is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, or a regulated entity under the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

          Section 6.21 Use of Proceeds; Margin Regulations. The proceeds of the
                       -----------------------------------
Loans are to be used solely for the purposes specified in Section 7.28. No
                                                          ------------
Borrower is engaged in the business of buying or selling Margin Stock or extending credit for the purpose of buying or carrying Margin Stock.

CREDIT AGREEMENT - Page 36

         Section 6.22   No Material Adverse Change. No Material Adverse Effect
                        --------------------------
has occurred since the latest date of the Financial Statements delivered to the Lenders referenced in Section 6.6.
                      -----------

         Section 6.23   Full Disclosure. None of the representations or
                        ---------------
warranties made by any Borrower in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement, or certificate furnished by or on behalf of any Borrower in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of any Borrower to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         Section 6.24   Material Agreements. As of the Closing Date, Schedule
                        -------------------                          --------
6.24 sets forth all material agreements and contracts (other than the Loan
----
Documents) of any Borrower which are required to be publicly disclosed pursuant to any Requirement of Law since the date of the Parent's quarterly report for the Fiscal Quarter ended September 29, 2001.

         Section 6.25   Bank Accounts. As of the Closing Date, Schedule 6.25
                        -------------                          -------------
contains a complete and accurate list of all bank accounts maintained by each Borrower with any bank or other financial institution.

         Section 6.26   Governmental Authorization. No approval, consent,
                        --------------------------
exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery, or performance by, or enforcement against, any Borrower of this Agreement or any other Loan Document except for those which have been duly obtained by the Borrowers, copies of which have been provided to the Agent, and for filing of financing statements and the Mortgages.

         Section 6.27   Investment Property.
                        -------------------

                    (a) Schedule 6.27 sets forth a correct and complete list of
                        -------------
         all Investment Property owned by each Borrower. Each Borrower is the legal and beneficial owner of such Investment Property, as so reflected, free and clear of any Lien (other than Permitted Liens), and has not sold, granted any option with respect to, assigned or transferred, or otherwise disposed of any of its rights or interest therein.

                    (b) To the extent any Borrower is the owner of or becomes the issuer of any Investment Property that is Collateral (each such Person which issues any such Investment Property being referred to herein as an "Issuer"): (i) the Issuer's shareholders that are
                       ------
         Borrowers and the ownership interest of each such shareholder are as set forth on Schedule 6.5, and each such shareholder is the registered
                      ------------
         owner thereof on the books of the Issuer; (ii) the Issuer acknowledges the Agent's Lien; (iii) to the extent required to perfect the Agent's Liens, such security interest, collateral assignment, lien, and pledge in favor of the Agent has been registered on the books of the Issuer for such purpose as of the date hereof;

CREDIT AGREEMENT - Page 37
         and (iv) the Issuer is not aware of any liens, restrictions, or adverse claims which exist on any such Investment Property other than the Agent's Lien.

         Section 6.28   Common Enterprise. The successful operation and
                        -----------------
condition of each of the Borrowers is dependent on the continued successful performance of the functions of the group of Borrowers as a whole and the successful operation of each Borrower is dependent on the successful performance and operation of each other Borrower. Each of the Borrowers expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from successful operations of the Parent and each of the other Borrowers. Each Borrower expects to derive benefit (and the boards of directors or other governing body of each such Borrower have determined that it may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Borrower has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Borrower is within its purpose, will be of direct and indirect benefit to such Borrower, and is in its best interest.

         Section 6.29   Subordinated Debt Documents. The Parent has delivered to
                        ---------------------------
the Agent true and correct copies of the Subordinated Debt Documents. The Parent has the corporate power and authority to issue the Subordinated Note and incur the Subordinated Debt evidenced thereby. The issuance by the Parent of the Subordinated Note is exempt from registration under applicable federal and state securities laws.

         Section 6.30   Stock Purchase Agreement. The Parent has delivered to
                        ------------------------
the Agent true, complete and correct copies of the Chattanooga Stock Purchase Agreement and the other Chattanooga Stock Purchase Documents. The Chattanooga Stock Purchase Agreement has not been amended, supplemented or modified except as previously disclosed in writing to the Agent and, together with the other Chattanooga Stock Purchase Documents, constitutes the complete understanding between the Parent and the sellers thereunder in respect of the transactions contemplated thereby. The Chattanooga Stock Purchase Agreement has been duly executed and delivered by, and is a valid, legal and binding obligation of, the sellers thereunder. The representations and warranties of the Parent contained in the Chattanooga Stock Purchase Agreement are true and correct in all material respects on the Closing Date as if made on and as of such date (except any thereof that are specifically limited to a prior date). On and as of the Closing Date, the Parent knows of no reason to believe that the representations and warranties of the sellers under the Chattanooga Stock Purchase Agreement are not true and correct in all material respects.

         Section 6.31   Side Agreements. Neither the Borrower nor any Affiliate
                        ---------------
of the Borrower nor any director, officer, or employee of the Borrowers or any of their Affiliates, respectively, has entered into, as of the date hereof, any side agreement, either oral or written, with any individual or business, pursuant to which the director, officer, employee, Borrowers or Affiliate agreed to do anything beyond the requirements of the formal, written contracts executed by the Borrowers and disclosed to the Agent herein.

CREDIT AGREEMENT - Page 38

         Section 6.32   Affiliate Transactions. Except as set forth on Schedule
                        ----------------------                         --------
6.32, there are no existing or proposed agreements, arrangements, understandings
----
or transactions between any Borrower and any of the officers, members, managers, directors, stockholders, partners, other interest holders, employees or Affiliates of any Borrower or any members of their respective immediate families, and none of the foregoing Persons are directly or indirectly, indebted to or have any direct or indirect ownership, partnership or voting interest in, any Affiliate of any Borrower or any Person with which any Borrower has a business relationship or which competes with any Borrower (except that any such Persons may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) any publicly traded company that may compete with a Borrower.

         Schedule 6.33  Food and Drug. Set forth on Schedule 6.33 is a correct
                                                    -------------
and complete list of (a) all permits, licences and approvals that are required under the laws, rules and regulations of the United states Food and Drug Administration that are applicable to the Borrowers (the "FDA Laws") for the
                                                          --------
operation of he Borrowers' business (collectively, the "FDA Permits"). Each Borrower has all applicable FDA Permits, all of which (a) are valid and in full
                            -----------
force and effect, (b) have not been reversed, stayed, set aside, annulled or suspended, (c) are not subject to any conditions or requirements that are not generally imposed on the holders thereof, and (d) constitute the only licenses, permits, authorizations, consents, and approvals required from United States Food and Drug Administration (the "FDA") for the operation of the Borrowers'
                                   ---
business as currently conducted and as contemplated by the Loan Documents. Without limitation on the foregoing representations and warranties in this
Section 6.33:
------------

                     (a) Each Borrower is in material compliance with all applicable FDA Laws, including, without limitation, current good manufacturing practice requirements;

                     (b) Each Borrower is registered with the FDA, to the extent such registration is required by any FDA regulations, and each Borrower's products, to the extent required by the FDA Laws, have been approved by the FDA or are the subject of a premarket notification to the FDA and order from the FDA declaring such product to be substantially equivalent to a legally marketed predicate device, to the extent such approval or premarket notification is required by FDA regulations;

                     (c) Each Borrower has investigational exemptions for all products requiring such ejections, and such products have not been and are not being sold or distributed outside the terms of such investigational exemptions;

                     (d) Except as set forth on Schedule 6.33, there have been
                                                -------------
         no "recalls," "product corrections," "removals," "corrections," "market withdrawals," or "stock recoveries" as such terms are defined in the regulations promulgated under the Federal Food, Drug and Cosmetic Act with respect to the products during the five-year period preceding the date hero;

                     (e) There are currently no adverse regulatory compliance issues or actions pending with the FDA and FDA GMP audits conducted at any of the Borrowers' facilities have resulted in any material adverse compliance enforcement actions;

CREDIT AGREEMENT - Page 39

                  (f)  Schedule 6.33 contains a list of each Borrower that
                       -------------
         has received an ISO 9001 certification and "CE" certification; an

                  (g)  Except as set forth on Schedule 6.33, there are no
                                              -------------
         product liability claims pending, or to the best knowledge of the Borrowers, threatened against any of the Borrowers.

    ARTICLE 7

                       AFFIRMATIVE AND NEGATIVE COVENANTS
                       ----------------------------------

         Each Borrower covenants to the Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect each Borrower will keep and perform each of the following covenants:

         Section 7.1   Taxes and Other Obligations. Except as otherwise
                       ---------------------------
permitted by the terms of this Agreement, each Borrower shall (a) file when due all tax returns and other reports which it is required to file, (b) pay, or provide for the payment, when due, of all taxes, fees, assessments, and other governmental charges against it or upon its property, income, and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders (through the Agent), upon request, satisfactory evidence of its timely compliance with the foregoing, and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors, and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided,
                                                                     --------
however, such Borrower need not pay any tax, fee, assessment, or governmental
-------
charge (w) which it is contesting in good faith by appropriate proceedings diligently pursued, (x) for which it has established proper reserves as required under GAAP, (y) for which no Lien (other than a Permitted Lien) results from such non-payment, and (z) with respect to which any such tax, fee, assessment, or governmental charge in excess of $50,000, such Borrower has notified the Agent in writing of any contest described in clause (w) preceding.
                                             ----------

         Section 7.2   Legal Existence and Good Standing. Except with respect
                       ---------------------------------
to any Borrower that merges into or consolidates with another Borrower as allowed by Section 7.9, each Borrower shall maintain its legal existence and its
           -----------
qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

         Section 7.3   Compliance with Law and Agreements; Maintenance of
                       --------------------------------------------------
Licenses. Each Borrower shall comply in all material respects with all
--------
Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws). Each Borrower shall obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. No Borrower shall modify, amend, or alter its certificate or articles of incorporation, bylaws, limited liability company operating agreement, limited partnership

CREDIT AGREEMENT - Page 40
agreement, or other similar constituent documents other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

         Section 7.4    Maintenance of Property; Inspection of Property.
                        -----------------------------------------------

                   (1) Each Borrower shall maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

                   (2) Each Borrower shall permit representatives and independent contractors of the Agent to visit and inspect any of its properties, to examine its corporate, financial, and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances, and accounts with its directors, officers, and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to such Borrower; provided, however, when an
                                                     --------  -------
         Event of Default exists, the Agent or any Lender may do any of the foregoing at the expense of the Borrowers at any reasonable time and without advance notice. The costs of any such visits and inspections shall be paid by the Borrowers as provided in Section 13.7.
                                                       ------------

         Section 7.5    Insurance.
                        ---------

                   (1) Each Borrower shall maintain with financially sound and reputable insurers having a rating of at least A+ or better by Best Rating Guide, insurance against: (i) loss or damage by fire with extended coverage; (ii) theft, burglary, pilferage, and loss in transit; (iii) public liability and third party property damage; (iv) larceny, embezzlement, or other criminal liability; (v) business interruption; and (vi) such other hazards or of such other types as is customary for Persons engaged in the same or similar business as such Borrower, all such insurance as the Agent, in its discretion, or acting at the direction of the Majority Lenders, shall specify, in amounts, and under policies acceptable to the Agent and the Majority Lenders. Without limiting the foregoing, in the event that any improved Real Estate covered by a Mortgage is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area ("SFHA"), the applicable Borrower shall purchase and maintain flood insurance on such Real Estate and any Equipment and Inventory located on such Real Estate. The amount of such flood insurance will be reasonably determined by the Agent, and shall, at a minimum, comply with applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. Each Borrower shall also maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

                   (2) For each of the insurance policies issued as required by this Section 7.5, each Borrower shall cause the Agent, for the benefit
              -----------
         of the Agent and the Lenders, to be named as secured party or mortgagee and sole loss payee or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days prior written notice to the Agent in the event of cancellation of such policy for any reason whatsoever and a clause or endorsement stating

CREDIT AGREEMENT - Page 41
         that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the insured Person or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrowers when due, and certificates of insurance and, if requested by the Agent or any Lender (through the Agent), photocopies of the policies shall be delivered to the Agent, in each case, in sufficient quantity for distribution by the Agent to each of the Lenders. If any Borrower fails to procure (or cause to be procured) such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

         Section 7.6    Insurance and Condemnation Proceeds. Each Borrower shall
                        -----------------------------------
promptly notify the Agent and the Lenders of any material loss, damage, or destruction to the Collateral, whether or not covered by insurance. The Agent is hereby authorized to directly collect all insurance and condemnation proceeds in respect of Collateral and to apply such proceeds to the reduction of the Obligations as follows:

                   (1) With respect to insurance and condemnation proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds to the reduction of the Obligations in the manner provided for in
         Section 3.8.
         -----------

                   (2) With respect to insurance and condemnation proceeds relating to Collateral consisting of Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall permit or require the applicable Borrower to use such proceeds, or any part thereof, to replace, repair, restore, or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage, or destruction so long as (i) no Default or Event of Default exists, (ii) the aggregate proceeds do not exceed $500,000, and (iii) such Borrower first (A) provides the Agent and the Lenders with plans and specifications for any such repair or restoration which shall be reasonably satisfactory to the Agent and the Majority Lenders and (B) demonstrates to the reasonable satisfaction of the Agent and the Majority Lenders that the funds available to it will be sufficient to complete such project in the manner provided therein. In all other circumstances, the Agent shall apply such insurance and condemnation proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 3.8.
                         -----------

         Section 7.7    Environmental Laws.
                        ------------------

                   (1) Each Borrower shall conduct its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. Each Borrower shall take prompt and appropriate action to respond to any non-compliance with Environmental Laws and shall regularly report to the Agent on such response.

CREDIT AGREEMENT - Page 42

          (2) Without limiting the generality of the foregoing, the Borrowers shall submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each environmental compliance or liability issue concerning any Borrower or any of their respective properties or operations (whether past or present), if any. The Agent or any Lender may request, in which case the Borrowers will promptly furnish or cause to be furnished to the Agent, copies of technical reports prepared by any Borrower and its communications with any Governmental Authority to determine whether such Borrower is proceeding reasonably to correct, cure, or contest in good faith any alleged non-compliance or environmental liability. Each Borrower shall, at the Agent's or the Majority Lenders' request and at such Borrower's expense, (i) retain an independent environmental engineer acceptable to the Agent to evaluate any site, including tests if appropriate, where the non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a supplemental report of such engineer whenever the scope of the environmental problems (if any), or the response thereto or the estimated costs thereof, shall increase in any material respect.

          (3) The Agent and its representatives shall have the right at any reasonable time to enter and visit the Real Estate and any other place where any property of any Borrower is located for the purposes of observing the Real Estate, taking and removing soil or groundwater samples, and conducting tests on any part of the Real Estate. The Agent is under no duty, however, to visit or observe the Real Estate or to conduct tests, and any such acts by the Agent will be solely for the purposes of protecting the Agent's Liens and preserving the Agent and the Lenders' rights under the Loan Documents. No site visit, observation, or testing by the Agent and the Lenders will result in a waiver of any Default or Event of Default or impose any liability on the Agent or the Lenders. In no event will any site visit, observation, or testing by the Agent be a representation that hazardous substances are or are not present in, on or under the Real Estate, or that there has been or will be compliance with any Environmental Law. Neither any Borrower nor any other party is entitled to rely on any site visit, observation, or testing by the Agent. The Agent and the Lenders owe no duty of care to protect the Borrowers or any other party against, or to inform the Borrowers or any other party of, any hazardous substances or any other adverse condition affecting the Real Estate. The Agent may in its discretion disclose to the Borrowers or to any other party if so required by law any report or findings made as a result of, or in connection with, any site visit, observation, or testing by the Agent. The Agent makes no warranty or representation to the Borrowers or any other party regarding the truth, accuracy, or completeness of any such report or findings that may be disclosed. The Borrowers also understand that depending on the results of any site visit, observation, or testing by the Agent and disclosed to any Borrower, a Borrower may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by the Borrowers without advice or assistance from the Agent. In each instance, the Agent will give the Parent reasonable notice before entering the Real Estate or

CREDIT AGREEMENT - Page 43
          any other place the Agent is permitted to enter pursuant to this
          Section 7.7(c). The Agent will make reasonable efforts to avoid
          --------------
          interfering with the Borrowers' use of the Real Estate or any other property in exercising any rights provided hereunder.

          Section 7.8  Compliance with ERISA. Each Borrower shall, and shall
                       ---------------------
cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

          Section 7.9  Mergers, Consolidations, or Sales. No Borrower shall
                       ---------------------------------
enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, license, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing; provided that notwithstanding the foregoing or any other provision of
           --------
this Agreement, as long as no Default or Event of Default exists or would result therefrom and provided the Parent gives the Agent and the Lenders prior written notice:

                  (1) a Borrower, other than the Parent, may wind-up, dissolve, or liquidate if (i) its property is transferred to the Parent or another Borrower and (ii) the Person acquiring such property complies with its obligations under Section 7.30 and Section 7.31 hereof and
                                     ------------     ------------
          Section 2.3 of the Security Agreement simultaneously with such
          -----------
          acquisition;

                  (2) a Borrower, other than the Parent, may merge or consolidate with the Parent or another Borrower (provided the Parent
                                                           --------
          is the survivor of any such merger or consolidation to which it is a party); and

                  (3)  Subject to Section 3.4, a Borrower may enter into sales
                                  -----------
          or other dispositions of its property consisting of:


                       (1)   Inventory sold in the ordinary course of business;

                       (2) Equipment and Real Estate if (A) the Orderly Liquidation Value of such Equipment and the appraised fair market value of such Real Estate does not exceed $2,000,000 in the aggregate (net of the related sales costs, if any, of such Equipment and Real Estate) during the term of this Agreement for all of the Borrowers, collectively, (B) the Orderly Liquidation Value of such Equipment and the appraised fair market value of such Real Estate does not exceed $1,000,000 in the aggregate (net of the related sales costs, if any, of such Equipment and Real Estate) for all of the Borrowers, collectively, during any period of four consecutive Fiscal Quarters, (C) the Agent shall have received written notice of any such sale or disposition involving Equipment with an Orderly Liquidation Value and Real Estate having an appraised fair market value in excess of $250,000, and
               (D) the cash consideration received by the applicable Borrower at the time of any such

CREDIT AGREEMENT - Page 44
               sale or other disposition shall be not less than fifty percent (50%) of the total consideration received; and

                        (3)  subject to Section 3.4, sales allowed by Section
                                        -----------
               7.19.

          The inclusion of proceeds in the definition of Collateral shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

          Section 7.10  Distributions; Capital Change; Restricted Investments.
                        -----------------------------------------------------
No Borrower shall (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Permitted Distributions, (b) make any change in its capital structure which could have a Material Adverse Effect, or (c) make any Restricted Investment.

          Section 7.11  Transactions Affecting Collateral or Obligations. No
                        ------------------------------------------------
Borrower shall enter into any transaction which could be reasonably expected to result in a Material Adverse Effect.

          Section 7.12  Guaranties. No Borrower shall make, issue, or become
                        ----------
liable on any Guaranty, except Guaranties of the Debt allowed under Section
                                                                    -------
7.13.
----
          Section 7.13  Debt. No Borrower shall incur or maintain any Debt,
                        ----
other than: (a) the Obligations; (b) the Debt described on Schedule 6.8; (c)
                                                           ------------
Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment; provided that (i) the Liens securing such Capital Leases and purchase
           --------
money secured Debt shall attach only to the Equipment acquired by the incurrence of such Capital Leases and purchase money secured Debt and (ii) the aggregate amount of such Debt (including all Capital Leases at any time outstanding) outstanding does not exceed $2,000,000 at any time; (d) Debt evidencing a refunding, renewal, or extension of the Debt described on Schedule 6.8; provided
                                                          ------------  --------
that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed, or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed, or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal, or extension are, in the Agent's reasonable discretion, no less favorable to such Borrower, the Agent, or the Lenders than the original Debt; and (e) the Subordinated Debt.

          Section 7.14  Prepayment. No Borrower shall voluntarily prepay (a) any
                        ----------
Debt except the Obligations or (b) the Subordinated Note (including, without limitation, optional prepayments thereunder) or any other Debt which is subordinate in right of payment of the Obligations (or any portion thereof) except (i) the Borrowers may, on the date the Parent or any subsidiary of the Parent receives any proceeds of any issuance by the Parent of any Capital Stock of the Parent and without duplication, prepay the Subordinated Note in an amount equal to all such proceeds, net of the out-of-pocket costs and expenses incurred by the Parent or any Subsidiary of the Parent in connection with such issuance (including any underwriting fees) and (ii) may, commencing on the Fiscal Year in which all principal and accrued interest under the Term Loans has been paid in full, prepay the outstanding principal balance of the Subordinated Notes on a pro rata basis in the inverse order of

CREDIT AGREEMENT - Page 45
maturity in an amount equal to fifty percent (50.0%) of Excess Cash Flow (as determined by the Borrowers' audited annual Financial Statements) for each Fiscal Year; provided, that (A) no Default or Event of Default shall be in
             --------
existence as of the time of such payment or shall result after giving effect thereto, (B) the Average Availability, as of the date of such payment, equals or exceeds $2,000,000, (C) the Availability, after giving effect to such payment, equals or exceeds $2,000,000, and (D) the Borrowers shall have delivered to the Agent a certificate signed by an Section 7.14 authorized officer of each Borrower certifying that, as of the date of such payment, the Credit Parties are in compliance with the requirements of clauses (A) through (D) preceding.
                                       -----------         ---

          Section 7.15  Transactions with Affiliates. Except as set forth below,
                        ----------------------------
no Borrower shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate that is not a Borrower, or lend or advance money or property to any Affiliate that is not a Borrower, or invest in (by capital contribution or otherwise) or purchase or repurchase any Capital Stock or indebtedness, or any property, of any Affiliate that is not a Borrower, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate that is not a Borrower. Notwithstanding the foregoing, if no Default or Event of Default is in existence or would result therefrom, any Borrower may engage in transactions with an Affiliate in the ordinary course of such Borrower's business consistent with past practices and upon terms no less favorable to such Borrower than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate.

          Section 7.16  Investment Banking and Finder's Fees. No Borrower shall
                        ------------------------------------
pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement other than pursuant to the Agent's Letter. The Borrowers shall defend and indemnify the Agent and the Lenders against and hold them harmless from (a) all claims of any Person that any Borrower is obligated to pay any such fees and (b) all costs and expenses (including reasonable attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

          Section 7.17  Business Conducted. The Borrowers shall not engage,
                        ------------------
directly or indirectly, in any line of business other than the businesses in which the Borrowers are engaged on the Closing Date and any business activities that are substantially similar, related, or incidental thereto.

          Section 7.18  Liens. No Borrower shall create, incur, assume, or
                        -----

permit to exist any Lien on any property now owned or hereafter acquired by it, except Permitted Liens. Other than as set forth in this Agreement or in connection with the creation or incurrence of any Debt under Section 7.13(c) no
                                                             ---------------
Borrower will enter into or become subject to any Negative Pledge; provided that any Negative Pledge entered into in connection with the creation of Debt under
Section 7.13(c) shall be limited to the property subject to the purchase money
---------------
Lien securing such Debt.

          Section 7.19  Sale and Leaseback Transactions. No Borrower shall,
                        -------------------------------
directly or indirectly, enter into any arrangement with any Person providing for such Borrower to lease or rent property that such Borrower has sold or will sell or otherwise transfer to such Person.

CREDIT AGREEMENT - Page 46

          Section 7.20  New Subsidiaries. No Borrower shall, without the written
                        ----------------
consent of the Agent and the Majority Lenders, directly or indirectly, organize, create, acquire, or permit to exist any Subsidiary other than those listed on
Schedule 6.5. Without limiting the foregoing, promptly upon creation or
------------
acquisition of any Subsidiary of a Borrower, such Borrower shall propose to the Agent that such new Subsidiary become, and with the Agent's and the Majority Lenders' consent pursuant to Sections 11.1 and 13.22 cause such Subsidiary to
                             -------------     -----
become a Borrower, and a Guarantor hereunder.

          Section 7.21  Fiscal Year. No Borrower shall, without the written
                        -----------
consent of the Agent and the Majority Lenders, change the last day of its Fiscal Year.

          Section 7.22  Capital Expenditures. No Borrower shall make or commit
                        --------------------
to make any payments in any Fiscal Year on account of the purchase or lease of any assets that if purchased would constitute fixed assets or that if leased would constitute a Capital Lease, that in the aggregate would cost more than $4,200,000.

          Section 7.23  Minimum EBITDA. The Borrowers shall not permit EBITDA,
                        --------------
determined for the Parent and its Subsidiaries on a consolidated basis, for the preceding twelve (12) Fiscal Periods, to be less than the amounts specified for the applicable dates as follows:

                  -------------------------------------------------------------
                   Calender Quarter End             Minimum EBITDA
                  -------------------------------------------------------------
                   March 31, 2002                   $[TBD]
                  -------------------------------------------------------------
                   June 30, 2002                    $[TBD]
                  -------------------------------------------------------------
                   September 30, 2002               $[TBD]
                  -------------------------------------------------------------
                   December 31, 2002                [$14,637,000]
                  -------------------------------------------------------------
                   March 31, 2003                   [$16,507,000]
                  -------------------------------------------------------------
                   June 30, 2003                    [$17,493,000]
                  -------------------------------------------------------------
                   September 30, 2003               [$17,494,000]
                  -------------------------------------------------------------
                   December 31, 2003                [$18,522,000]
                  -------------------------------------------------------------
                   March 31, 2004                   [$19,073,000]
                  -------------------------------------------------------------
                   June 30, 2004                    [$20,216,000]
                  -------------------------------------------------------------
                   September 30, 2004               [$20,817,000]
                  -------------------------------------------------------------
                   December 31, 2004                [$21,332,000]
                  -------------------------------------------------------------

          Section 7.24  Fixed Charge Coverage Ratio. The Borrowers shall not
                        ---------------------------
permit the Fixed Charge Coverage Ratio, determined for the Parent and its Subsidiaries on a consolidated basis, as of

CREDIT AGREEMENT - Page 47
the last day of any calendar quarter, to be less than the amounts specified for the applicable dates as follows:

                 ---------------------------------------------------------------
                  Each calendar quarter in the            Minimum Fixed Charge
                  Fiscal Year Ending:                     Coverage Ratio
                 ---------------------------------------------------------------
                  December 31, 2002                           1.10 to 1.00

                 ---------------------------------------------------------------
                  December 31, 2003 and in each              1.15 to 1.00
                  Fiscal Year thereafter
                 ---------------------------------------------------------------

          Section 7.25  Debt to EBITDA Ratio (Total Debt/EBITDA). The Borrowers
                        ----------------------------------------
shall not permit the Debt to EBITDA Ratio, determined for the Parent and its Subsidiaries on a consolidated basis, as of the last day of any calendar quarter, to exceed the amounts specified for the applicable dates as follows:

                 ---------------------------------------------------------------
                  Calendar Quarter End                  Ratio
                 ---------------------------------------------------------------
                  March 31, 2002                              3.50 to 1.00
                 ---------------------------------------------------------------
                  June 30, 2002                               3.50 to 1.00
                 ---------------------------------------------------------------
                  September 30, 2002                          3.50 to 1.00
                 ---------------------------------------------------------------
                  December 31, 2002                           3.50 to 1.00
                 ---------------------------------------------------------------
                  March 31, 2003                              3.25 to 1.00
                 ---------------------------------------------------------------
                  June 30, 2003                               3.25 to 1.00
                 ---------------------------------------------------------------
                  September 30, 2003                          3.00 to 1.00
                 ---------------------------------------------------------------
                  December 31, 2002                           3.00 to 1.00
                 ---------------------------------------------------------------
                  March 31, 2004 and each                     2.50 to 1.00
                  calendar quarter end thereafter
                 ---------------------------------------------------------------


          Section 7.26  Minimum EBITDA to Interest Ratio. The Borrowers shall
                        --------------------------------
not permit the EBITDA to Interest Ratio, determined for the Parent and its Subsidiaries on a consolidated basis, as of the last day of any calendar quarter, to be less than the amounts specified for the applicable dates as follows:

                 ---------------------------------------------------------------
                  Calendar Quarter End                  Ratio
                 ---------------------------------------------------------------
                  March 31, 2002                              2.50 to 1.00
                 ---------------------------------------------------------------

CREDIT AGREEMENT - Page 48

                  --------------------------------------------------------------
                   Calender Quarter End                Ratio
                  --------------------------------------------------------------
                   June 30,  2002                              2.5 to 1.00
                  --------------------------------------------------------------
                   September 30, 2002                         2.50 to 1.00
                  --------------------------------------------------------------
                   December 31, 3003                          2.50 to 1.00
                  --------------------------------------------------------------
                   March 31, 2003                             2.75 to 1.00
                  --------------------------------------------------------------
                   June 30, 2003                              2.75 to 1.00
                  --------------------------------------------------------------
                   September 30, 2003                         2.75 to 1.00
                  --------------------------------------------------------------
                   December 31, 2003                          2.75 to 1.00
                  --------------------------------------------------------------
                   March 31, 2004 and each                    3.00 to 1.00
                   calendar quarter end thereafter
                  --------------------------------------------------------------


          Section 7.27  Leases. At no point shall the sum of the aggregate
                        ------
amount of annualized payments on operating leases of the Borrowers during any Fiscal Year exceed [$250,000].

          Section 7.28  Use of Proceeds. The Borrowers shall use the proceeds of
                        ---------------
the Loans (a) to pay Debt under that certain Credit Agreement (as amended), dated as of May 22, 1997, between Encore Orthopedics, Inc. (now known as Encore Limited) and Wells Fargo Bank (Texas), National Association, (b) for payment of a portion of the cash consideration in connection with the acquisition by the Parent of the Capital Stock of Chattanooga, and (c) for general working capital purposes (not otherwise prohibited by this Agreement) in the ordinary course of business, and shall not use any portion of the Loan proceeds, directly or indirectly, (i) to buy or carry any Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrowers or others incurred to buy or carry any Margin Stock, (iii) to extend credit for the purpose of buying or carrying any Margin Stock, (iv) to acquire any security in any transaction that is subject to
Section 13 or 14 of the Exchange Act or (v) to make any payment under or in respect of any Subordinated Debt if any Default or Event of Default is in existence, or would exist after giving effect to such Loan, or if, after giving effect to such Loan, Availability would be less than $0.

          Section 7.29  Bank as Depository. Each Borrower shall maintain the
                        ------------------
Bank as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business.

          Section 7.30  Guaranties. Each Borrower, including any Person which
                        ----------
becomes a Borrower after the Closing Date pursuant to the terms of this Agreement, shall guarantee payment and performance of the Obligations (other than Obligations owing by itself and excluding Existing Obligations in the case of any such guarantee by a Newly Obligated Borrower) pursuant to a Guaranty Agreement in form and substance satisfactory to the Agent, duly executed by each such Borrower. Each Borrower acknowledges and expressly agrees with the Agent and each Lender that

CREDIT AGREEMENT - Page 49
the Guaranty by such Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Borrowers and is not required or given as a condition of extensions of credit to such Borrower.

          Section 7.31  Additional Collateral; Further Assurances.
                        -----------------------------------------

               (a) Subject to Requirements of Law, each Borrower shall cause any Subsidiary of the Parent to, upon the request of the Agent, (i) grant Liens to the Agent, for the benefit of the Agent and the Lenders, pursuant to such documents as the Agent may reasonably deem necessary and deliver such property, documents, and instruments as the Agent may request to perfect the Liens of the Agent in any property of such Subsidiary (ii) execute a Guaranty of the Obligations, in form and substance satisfactory to the Agent, and (iii) in connection with the foregoing requirements, or either of them, deliver to the Agent all items of the type required by Section 8.1(a) (as applicable). Upon
                                            --------------
          execution and delivery of such Loan Documents and other instruments, certificates, and agreements, such Subsidiary shall automatically become a Borrower hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents.

               (b) Without limiting the foregoing, the Borrowers shall, and shall cause each of the Parent's Subsidiaries to, execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements, and shall take or cause to be taken such actions as the Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.


ARTICLE 8

                              CONDITIONS OF LENDING
                              ---------------------

          Section 8.1  Conditions Precedent to Making of Loans on the Closing
                       ------------------------------------------------------
Date. The obligation of the Lender9s to make the Term Loans and the initial
----
Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit or Credit Support on the Closing Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender:

               (1) The Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent and the Lenders:

                    (1) certified copies of the certificate of incorporation, certificate of limited partnership, or comparable organizational document of each of the Borrowers, with all amendments, if any, certified by the appropriate Governmental Authority of the state of each Borrower's organization or formation, and the bylaws, regulations, operating agreement, limited partnership agreement, or similar governing agreement or document of each Borrower, in each case certified

CREDIT AGREEMENT - Page 50
               by the corporate secretary, general partner, or comparable authorized representative of such Borrower, as applicable as being true and correct and in effect on the Closing Date;

                    (2) Certificates of incumbency and specimen signatures with respect to each individual authorized to execute and deliver this Agreement and the other Loan Documents on behalf of each Borrower and each other Person executing any document, certificate, or instrument to be delivered in connection with this Agreement and the other Loan Documents and, in the case of each Borrower, to request Borrowings and the issuance of Letters of Credit or Credit Support;

                    (3) a certificate evidencing the existence of each Borrower, and certificates evidencing the good standing of each Borrower, as applicable, in the jurisdiction of its organization and in each other jurisdiction in which it is required to be qualified as a foreign business entity to transact its business as presently conducted;

                    (4) certified copies of all action taken by each Borrower and each other Person executing any document, certificate, or instrument to be delivered in connection with this Agreement and the other Loan Documents to authorize the execution, delivery, and performance of this Agreement, the other Loan Documents, and, with respect to the Borrowers, the Borrowings and the issuance of Letters of Credit and/or Credit Support;

                    (5)  a certificate of each Borrower signed by a Responsible
               Officer: (A) stating that all of the representations and warranties made or deemed to be made under this Agreement are true and correct as of the Closing Date, after giving effect to the Closing Date Transactions and the Loans to be made at such time and the application of the proceeds thereof and the issuance of any Letter(s) of Credit and/or Credit Support at such time,
               (B) stating that no Default or Event of Default exists, (C) specifying the account of the Borrowers which is the Designated Account, (D) certifying as to such other factual matters as may be reasonably requested by the Agent, (E) attaching true and correct copies of the Chattanooga Stock Purchase Documents, and
               (F) attaching true and correct copies of the Subordinated Debt Documents;

                    (6) with respect to any Letter of Credit or Credit Support to be issued, all documentation required by Section 1.4, duly executed;

                    (7) a Revolving Note, a Term Note A, and a Term Note B, each payable to the order of each Lender in the amount of its Commitment with respect thereto, duly executed and delivered by each Borrower, complying with the requirements of Section 1.2(b)
                                                                 --------------
               and Section 1.3(c);
                   --------------

CREDIT AGREEMENT - Page 51

                    (8) UCC financing statements and/or amendments to existing UCC financing statements with respect to all Collateral as may be requested by the Agent, duly executed by the respective Borrowers, in all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Lien therein and acknowledgment copies of proper financing statements, duly filed on or before the Closing Date under the UCC in each jurisdiction the Agent deems necessary or desirable in order to perfect the Agent's Liens;

                    (9) duly executed UCC termination statements or assignments and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the property of the Borrowers except Permitted Liens;

                    (10) a Copyright Security Agreement, a Patent Security
               Agreement, and a Trademark Security Agreement, as applicable, with respect to all Proprietary Rights, if any, owned by any Borrower which must be registered with any Governmental Authority to perfect the Agent's Liens in such Proprietary Rights, duly executed by each Borrower, as applicable;

                    (11) each Guaranty Agreement, duly executed and delivered by each Person required pursuant to Section 7.30;
                                                ------------

                    (12) the Security Agreement duly executed by each Borrower as applicable;

                    (13) (A) stock certificates and stock powers (duly executed in blank) for all Capital Stock (to the extent certificated) in each Subsidiary of the Parent, together with acknowledgments executed by the respective issuers thereof, in form and substance satisfactory to the Agent and (B) "control" agreements (pursuant to the UCC), each duly executed, as the Agent may request with respect to any other Investment Property listed in Schedule 6.27;
                                                                  -------------

                    (14) the following with respect to each parcel of Real
               Estate owned by any Borrower:

                         (1) a Mortgage in proper form for recording in the jurisdiction in which such Real Estate covered thereby is located;

                         (2) ALTA or other mortgagee's title policies, in form and substance satisfactory to the Agent, with respect to the Real Estate subject to the Mortgages;

                         (3) an environmental site assessment, in compliance with applicable Requirements of Law, prepared by a credentialed environmental consultant acceptable to the Agent;

CREDIT AGREEMENT - Page 52

                     (4) a boundary survey prepared and certified to the Agent
                by a credentialed surveyor acceptable to the Agent; and

                     (5) such other information, documentation, and
               certifications, in form and substance satisfactory to the Agent, as may be required by the Agent;

               (15) a Borrowing Base Certificate effective as of the Friday preceding the day such initial Loans are to be funded or any such Letter of Credit or Credit Support is to be issued;

               (16) a landlord's or mortgagee's waiver and consent agreement, or if the Agent consents, a landlord's or mortgagee's subordination and consent agreement, in form and substance reasonably acceptable to the Agent, duly executed on behalf of each landlord or mortgagee, as the case may be, of Real Estate on which any Collateral is located (provided that
                                                                --------
     the Agent may, in its discretion, establish a reserve with respect to any Collateral located on any Real Estate for which the Agent has not received an acceptable waiver and consent or subordination and consent agreement);

               (17) each Blocked Account Agreement duly executed as requested by the Agent;

               (18) copies of all agreements, certificates, documents, and instruments executed and delivered by or to any Borrower in connection with the Closing Date Transactions and any other Subordinated Debt;

               (19) signed opinions of counsel for the Borrowers, opining as to such matters in connection with the transactions contemplated by this Agreement as the Agent may reasonably request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel;

               (20) the Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by this Agreement;

               (21)  the Corporate Restructuring shall have occurred;

               (22) the Borrowers shall concurrently herewith have received cash proceeds of Subordinated Debt in an amount not less than $24,000,000;

               (23) the Agent shall have been provided satisfactory evidence that no notice of termination of the Chattanooga Stock Purchase Agreement has been given pursuant to Section 9.1 of the Chattanooga Stock Purchase Agreement;

CREDIT AGREEMENT - Page 53

                    (24) all conditions to consummation of the Chattanooga Stock Purchase shall have been satisfied or waived and the Agent and the Lenders shall be satisfied that the Chattanooga Stock Purchase shall be consummated simultaneously upon funding of the initial Loans;

                    (25) the Agent shall have been provided satisfactory evidence that all filings, consents, or approvals with or of the shareholders of Chattanooga, if any, the shareholders of any Borrower, or any Governmental Authority or other third party have been made or obtained, as applicable, including, without limitation, all approvals or filings required (if any) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the lapse of all waiting periods with respect thereto; and

                    (26) such other documents and instruments as the Agent or any Lender (through the Agent) may reasonably request.

               (2) After giving effect to the making of all Loans (including any Loans made to finance the fees and expenses set forth in the Agent's Letter or otherwise as reimbursement for fees, costs, and expenses then payable under this Agreement) and issuance of all Letters of Credit and Credit Support and with all of their obligations current, the Borrowers shall have remaining Availability in an amount not less than $2,000,000.

               (3) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct.

               (4) No Default or Event of Default shall exist or would exist after giving effect to the Loans to be made and the Letters of Credit and Credit Support to be issued.

               (5) The Borrowers shall have paid all fees and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

               (6) The Agent and the Lenders shall have had an opportunity to examine the books of account and other records and files of the Borrowers and Chattanooga and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and the Borrowing Base, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

               (7) All proceedings taken in connection with the execution of this Agreement, the other Loan Documents, and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

CREDIT AGREEMENT - Page 54

               (8) Without in any way limiting Section 2.3 of the Security
                                               -----------
          Agreement, the Agent shall have received any warehouse receipts, consent and control agreements, subordination agreements, or other documentation the Agent determines in its sole discretion are necessary to perfect the Agent's Liens in any Inventory or other Collateral in the possession of any warehouseman.

               (9) Without limiting the generality of the items described above, each of the Borrowers and each other Person guaranteeing or securing payment of the Obligations shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items required by the Agent and the Lenders (through the Agent).

The acceptance by the Borrowers of any Loans made or Letters of Credit or Credit Support issued on the Closing Date shall be deemed to be a representation and warranty made by the Borrowers to the effect that all of the conditions precedent to the making of such Loans or issuance of such Letters of Credit or Credit Support have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrowers, dated the Closing Date, to such effect. Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (1) all conditions precedent in this Section
                                                                      -------
8.1 have been fulfilled to the satisfaction of such Lender, (2) the decision of
---
such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 8.1, and (3) all documents sent to such Lender for
              -----------
approval, consent, or satisfaction were acceptable to such Lender.

     Section 8.2 Conditions Precedent to Each Loan. The obligation of the
                 ---------------------------------
Lenders to make each Loan, including the Term Loans and the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit or Credit Support shall be subject to the further conditions precedent that on and as of the date of any such extension of credit the following statements shall be true, and the acceptance by the Borrowers of any extension of credit shall be deemed to be a statement to the effect set forth in clause (a), clause (b), and clause (c)
                                     ----------  ----------      ----------
following with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrowers, dated the date of such extension of credit, stating that:

               (1) the representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Borrowers that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty;

CREDIT AGREEMENT - Page 55

               (2) no event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default;

               (3) no event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect; and

               (4) The Agent shall have received satisfactory evidence that the Agent has a valid, exclusive (other than Permitted Liens), and perfected first priority security interest, lien, collateral assignment, and pledge as of such date in all Collateral as security for all Obligations (excluding Existing Obligations in the case of property owned by a Newly Obligated Borrower), to the extent any such Liens may be perfected under the UCC (but excluding any Liens on vehicles for which a certificate of title has been issued and Liens perfected solely by possession, but only to the extent the Agent has not requested perfection of its Liens in such vehicles or possession of such Collateral), in each case in form and substance satisfactory to the Agent; provided that upon the Agent's request, the Borrowers
                        --------
          shall provide any additional agreement, document, instrument, certificate, or other item relating to any other Collateral as may be required for perfection under any Requirement of Law.

Except as provided by Section 11.1(a), no Borrowing or issuance of any Letter of
                      ---------------
Credit or Credit Support shall exceed the Availability, provided, however, that
                                                        --------  -------
the foregoing conditions precedent are not conditions to the requirement for each Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of Section 1.2(i) and Section 1.2(j).
                                  --------------     --------------

                                   ARTICLE 9

                                DEFAULT; REMEDIES
                                -----------------

          Section 9.1 Events of Default. It shall constitute an event of default
                      -----------------
("Event of Default") if any one or more of the following shall occur for any
  ----------------
reason:

               (1) any failure by the Borrowers to pay the principal of or interest or premium on any of the Obligations or any fee or other amount owing hereunder when due, whether upon demand or otherwise;

               (2) any representation or warranty made or deemed made by any Borrower in this Agreement or in any other Loan Document, any Financial Statement, or any certificate furnished by any Borrower at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

               (3) any default shall occur in the

                   (1) observance or performance of any of the covenants and
               agreements contained in clauses (a), (b), (c), (d), (g), (j), and
                                       ----------   ---  ---  ---  ---  ---
               (k) of Section 5.2, Section 7.2 (insofar as it requires the
               ---    -----------  -----------
               preservation of the existence of the Borrowers), or

CREDIT AGREEMENT - Page 56

          Section 7.9 through Section 7.30, Section 7.32, or Section 2.11 of the
          -----------         ------------  ------------     ------------
          Security Agreement,

               (2) observance or performance of any of the covenants and
          agreements contained in clauses (e), (f), (h), (i), and (l) of Section
                                  -----------  ---  ---  ---      ---    -------
          5.2, Section 5.3, or Section 7.31 and such default shall continue for
          ---  -----------     -----------
          five (5) days or more, or

               (3) observance or performance of any of the other covenants or agreements contained in this Agreement other than as referenced in
          Section 9.1(a), Section 9.1(b), and clause (i) and clause (ii)
          -------------   -------------       ---------      -----------
          preceding, any other Loan Document, or any other agreement entered into at any time to which any Borrower and the Agent or any Lender are party (including in respect of any Bank Products) and such default shall continue for more than fifteen (15) days, or if any such agreement or document shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable without the written consent of the Agent and the Majority Lenders;

          (4) any default shall occur with respect to any Debt (other than the Obligations) of the Borrowers in an outstanding principal amount which exceeds $250,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by any Borrower, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate or to permit the holders of any such Debt to accelerate, the maturity of any such Debt, or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

          (5) any Borrower shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement, or readjustment of its debts or for any other relief under the Bankruptcy Code or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action, or proceeding, (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee, or similar officer for it or for all or any part of its property, (iii) make an assignment for the benefit of its creditors, or (iv) be unable generally to pay its debts as they become due;

          (6) an involuntary petition or proposal shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation, or readjustment of the debts of any Borrower or for any other relief under the Bankruptcy Code or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and such petition or proceeding shall not be dismissed within thirty (30) days after the filing or commencement thereof or an order of relief (or comparable order under any other Requirement of Law) against any Borrower shall be entered with respect thereto;

CREDIT AGREEMENT - Page 57

                  (7) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee, or similar officer for any Borrower or for all or any part of its property shall be appointed or a warrant of attachment, execution, or similar process shall be issued against any part of the property of any Borrower;

                  (8) any Borrower shall file a certificate of dissolution under any Requirement of Law or shall be liquidated, dissolved, or wound-up (except in a transaction allowed under Section 7.9) or shall commence
                                                -----------
         or have commenced against it any action or proceeding for dissolution, winding-up, or liquidation, or shall take any corporate action in furtherance thereof;

                  (9) all or any material part of the property of any Borrower shall be nationalized, expropriated, condemned, seized, or otherwise appropriated, or custody or control of such property or of any Borrower shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                  (10) any Loan Document, including any Guaranty of the Obligations, shall be terminated, revoked, or declared void or invalid or unenforceable or challenged by any Borrower or any other obligor;

                  (11) one or more judgments, orders, decrees, or arbitration awards is entered against any Borrower involving liability in the aggregate for all of the Borrowers (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents, or conditions, of $250,000 or more, and the same shall remain unsatisfied, unvacated, and unstayed pending appeal for a period of thirty (30) days after the entry thereof;

                  (12) any loss, theft, damage, or destruction of any item or items of Collateral or other property of any Borrower occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

                  (13) there is filed against any Borrower any action, suit, or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit, or proceeding (i) is not dismissed within one hundred twenty (120) days and (ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

                  (14) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid,

CREDIT AGREEMENT - Page 58
         perfected, and prior to all other Liens (other than Permitted Liens which are expressly permitted to have priority over the Agent's Liens) or is terminated, revoked, or declared void;

                  (15) (i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of any Borrower under Title IV of ERISA to the Pension Plan, Multi-employer Plan, or the PBGC in an aggregate amount in excess of $500,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $500,000; or (iii) any Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under
         Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $500,000;

                  (16) there occurs a Change of Control;

                  (17) there occurs an event having a Material Adverse Effect;

                  (18) any breach, noncompliance, default or event of default (however defined), or other violation occurs under the Subordinated Debt Documents or the Chattanooga Stock Purchase Documents; or

                  (19) any of the Closing Date Transactions for any reason are not fully consummated prior to or simultaneously upon the Lenders making the Term Loans and the initial Revolving Loans.


CREDIT AGREEMENT - Page 59

         Section 9.2  Remedies.
                      --------

                  (1) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on any Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Finished Goods Inventory and/or Eligible Generic Raw Materials Inventory used in computing the Borrowing Base, or reduce or increase one or more of the other elements used in computing the Borrowing Base;
         (ii) restrict the amount of or refuse to make Revolving Loans; and
         (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on any
         Borrower: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; provided,
                                                                   --------
         however, that upon the occurrence of any Event of Default described in
         -------
         Section 9.1(e), Section 9.1(f), Section 9.1(g), or Section 9.1(h), the
         --------------  --------------  --------------     --------------
         Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Borrower to cash collateralize all outstanding Obligations outstanding with respect to Letters of Credit and Credit Support; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

                  (2) If an Event of Default has occurred and is continuing: (i) the Agent shall have, for the benefit of the Agent and the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC;
         (ii) the Agent may, at any time, take possession of the Collateral and keep it on any Borrower's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or any Borrower shall, upon the Agent's demand, at such Borrower's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit, or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Borrower agrees that any notice by the Agent of sale, disposition, or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Borrowers if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) days prior to such action to the Borrowers' address specified in or pursuant to Section 13.8. If any Collateral is sold on terms other than
                     ------------
         payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to any Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Borrower irrevocably waives:

CREDIT AGREEMENT - Page 60

          (A) the posting of any bond, surety, or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, each Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising, or selling any Collateral, and each Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including Attorney Costs, and then to the Obligations. The Agent will return any excess to the Borrowers and the Borrowers shall remain liable for any deficiency.

               (3) If an Event of Default occurs and is continuing, each Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach, or levy upon the Collateral without notice or hearing.

ARTICLE 10

                              TERM AND TERMINATION
                              --------------------

          Section 10.1 Term and Termination. The term of this Agreement shall
                       --------------------
end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Agent upon direction from the Majority Lenders may terminate this Agreement, without notice to the Borrowers, during the existence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest, and any early termination or prepayment fees or penalties but excluding indemnification obligations to the extent no claim with respect thereto has been asserted and remains unsatisfied) shall become immediately due and payable and the Borrowers shall immediately arrange for the cancellation and return of all Letters of Credit and Credit Support then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Borrowers shall remain bound by the terms of this Agreement and the other Loan Documents and shall not be relieved of any of their Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder and under the other Loan Documents (including, without limitation, the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

CREDIT AGREEMENT - Page 61

ARTICLE 11

          AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS
          ------------------------------------------------------------

         Section 11.1     Amendments and Waivers.
                          ----------------------

                    (1) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the Borrowers (which may be evidenced by the signature of the Parent pursuant to
         Section 13.21) and then any such waiver or consent shall be effective
         --------------
         only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent
                --------  -------
         shall, unless in writing and signed by all the Lenders and the Borrowers and acknowledged by the Agent, do any of the following:

                          (1)  increase or extend the Commitment of any Lender;

                          (2) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees (other than fees payable to the Agent solely for the Agent's benefit), or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                          (3) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                          (4) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

                          (5) increase any of the percentages set forth in the definition of the Borrowing Base;

                          (6)  amend this Section 11.1 or any provision of this
                                          ------------
                    Agreement providing for consent or other action by all of the Lenders;

                          (7)  release Collateral other than as permitted by
                    Section 12.11;
                    -------------

                          (8)  change the definition of "Majority Lenders"; or

                          (9) increase the Maximum Revolver Amount or the Letter of Credit Subfacility;

CREDIT AGREEMENT - Page 62
         provided, however, the Agent may, in its sole discretion and
         --------  -------
         notwithstanding the limitations contained in clause (v) and clause (ix)
                                                      ----------     -----------
         preceding and any other terms of this Agreement, make Non- Ratable Loans in accordance with Section 1.2(i) and make Agent Advances in an
                                  --------------
         amount not to exceed twenty percent (20%) of the Maximum Revolver Amount in accordance with Section 1.2(j) and, provided, further, that
                                   --------------      --------  -------
         no amendment, waiver, or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and, provided, further, that
                                                   --------  -------
         Schedule A-1 ("Commitments") may be amended from time to time by the
         ------------   -----------
         Agent alone to reflect assignments of Commitments in accordance herewith.

                 (2) If any fees are paid to the Lenders as consideration for amendments, waivers, or consents with respect to this Agreement, at the Agent's election, such fees may be paid only to those Lenders that agree to such amendments, waivers, or consents within the time specified for submission thereof.

                 (3) If, in connection with any proposed amendment, waiver, or consent (a "Proposed Change") requiring the consent of all of the
                     ---------------
         Lenders, the consent of the Majority Lenders is obtained, but the consent of the other Lenders is not obtained (any such Lender whose consent is not obtained as described in this clause (c) being referred
                                                      ----------
         to as a "Non-Consenting Lender"), then, so long as the Agent is not a
                  ---------------------
         Non-Consenting Lender, at the Borrowers' request the Agent (in its individual capacity as a Lender) or an Eligible Assignee (with the Agent's approval) shall have the right (but not the obligation) to purchase from each Non-Consenting Lender, and each Non-Consenting Lender agrees that it shall sell, such Non-Consenting Lender's Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to an Assignment and Acceptance, without premium or discount.

         Section 11.2  Assignments; Participations.
                       ---------------------------

                   (1) Any Lender may, with the written consent of the Agent (which consent shall not be unreasonably withheld) and, so long as no Default or Event of Default exists, of the Borrower (which consent shall not be unreasonably be withheld), assign and delegate to one or more Eligible Assignees (provided that no consent of the Agent or the
                                  --------
         Borrower shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the
          --------
         Commitments, and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000 (provided that, unless an
                                                       --------
         assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $5,000,000); provided, however, that
                                                        --------  -------
         the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, shall have been given to the Borrowers and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the

CREDIT AGREEMENT - Page 63
         form of Exhibit H (an "Assignment and Acceptance") together with any
                 ---------      -------------------------
         Note or Notes subject to such assignment, and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $5,000. The Borrowers agree to promptly execute and deliver new or replacement Notes as reasonably requested by the Agent to evidence assignments of the Loans and Commitments in accordance herewith.

                 (2) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and
         (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                 (3) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by the Borrowers to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by any Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and
         (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

CREDIT AGREEMENT - Page 64

               (4)  Immediately upon satisfaction of the requirements of Section
                                                                         -------
         11.2(a), this Agreement shall be deemed to be amended to the extent,
         -------
         but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                  (5) Any Lender may at any time sell to one or more Participants participating interests in any Loans, the Commitment of that Lender, and the other interests of that Lender (the "originating
                                                                   -----------
         Lender") hereunder and under the other Loan Documents; provided,
         ------                                                 --------
         however, that (i) the originating Lender's obligations under this
         -------
         Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations,
         (iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in Section
                                                                    -------
         11.1(a)(i), Section 11.1(a)(ii), and Section 11.1(a)(iii), and (v) all
         ----------  -------------------      --------------------
         amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                  (6) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

ARTICLE 12

                                    THE AGENT
                                    ---------

        Section 12.1   Appointment and Authorization.  Each Lender hereby
                       -----------------------------
designates and appoints the Bank (acting in its capacity as the Agent) as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 12. The provisions of this Article 12 are
                             ----------                         ----------
solely for the benefit of the Agent and the Lenders and the Borrowers shall have no rights as a

CREDIT AGREEMENT - Page 65
third party beneficiary of any of the provisions contained herein other than as expressly provided in Section 12.10 and Section 12.11. Notwithstanding any
                      -------------     -------------
provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base,
(b) the making of Agent Advances pursuant to Section 1.2(j), and (c) the
                                             --------------
exercise of remedies pursuant to Section 9.2, and any action so taken or not
                                 -----------
taken shall be deemed consented to by the Lenders.

          Section 12.2   Delegation of Duties. The Agent may execute any of its
                         --------------------
duties under this Agreement or any other Loan Document by or through agents, employees, or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

          Section 12.3   Liability of the Agent. None of the Agent-Related
                         ----------------------
Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation, or warranty made by any Borrower or Affiliate of any Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement, or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any Borrower's Affiliates.

          Section 12.4   Reliance by the Agent. The Agent shall be entitled to
                         ---------------------
rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, or telephone message, statement, or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including, without limitation, counsel

CREDIT AGREEMENT - Page 66
to any Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders (or all Lenders if so required by
Section 11.1) and such request and any action taken or failure to act pursuant
------------
thereto shall be binding upon all of the Lenders.

     Section 12.5 Notice of Default. The Agent shall not be deemed to have
                  -----------------
knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Article 9; provided, however, that unless and until
                           ---------  --------  -------
the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

     Section 12.6 Credit Decision. Each Lender acknowledges that none of the
                  ---------------
Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrowers and their Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition, and creditworthiness of the Borrowers and their Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition, and creditworthiness of the Borrowers. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition, or creditworthiness of any Borrower which may come into the possession of any of the Agent-Related Persons.

     Section 12.7 Indemnification. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED
                  ---------------
HEREBY ARE CONSUMMATED, THE LENDERS SHALL UPON DEMAND INDEMNIFY THE AGENT-RELATED PERSONS (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF THE BORROWERS AND WITHOUT LIMITING THE

CREDIT AGREEMENT - Page 67

OBLIGATION OF THE BORROWERS TO DO SO), IN ACCORDANCE WITH THEIR PRO RATA SHARES, FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES; PROVIDED, HOWEVER, THAT NO
                                                      --------  -------
LENDER SHALL BE LIABLE FOR THE PAYMENT TO THE AGENT-RELATED PERSONS OF ANY PORTION OF SUCH INDEMNIFIED LIABILITIES (AS DEFINED HEREIN) RESULTING SOLELY FROM SUCH PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     Section 12.8 The Agent in Individual Capacity. The Bank and its Affiliates
                  --------------------------------
may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Borrower and its Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding any Borrower or its Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of any such Borrower or Affiliate), and the Lenders acknowledge that the Agent and the Bank shall be under no obligation to provide such information to the Lenders. With respect to its Loans, the Bank as a Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

     Section 12.9 Successor Agent. The Agent may resign as Agent upon at least
                  ---------------
thirty (30) days prior notice to the Lenders and the Borrowers, such resignation to be effective upon the acceptance of a successor agent to its appointment as the Agent. In the event the Bank sells all of its Commitments and Loans as part of a sale, transfer, or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as the Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns (the "resigning Agent") under this Agreement, the Majority Lenders, with the consent of the Borrowers if no Default or Event of Default exists, which consent shall not be un reasonably withheld, shall appoint from among the Lenders a successor agent for the Lenders (the "successor Agent"). If no successor Agent is appointed prior to the effective date of the resignation of the resigning Agent, the resigning Agent may appoint, after consulting with the Lenders and the Borrowers, a successor Agent from among the Lenders. Upon the acceptance of its appointment as the successor Agent, the successor Agent shall succeed to all the rights, powers, and duties of the resigning Agent and the term "Agent" shall mean the successor Agent and the resigning Agent's appointment, powers, and duties as the Agent shall be terminated. After any resigning Agent's resignation hereunder as the Agent, the provisions of this
Article 12 shall continue to inure to its benefit as to any actions taken or
----------
omitted to be taken by it while it was the Agent under this Agreement.

CREDIT AGREEMENT - Page 68

       Section 12.10  Withholding Tax.
                      ---------------

                 (1) If any Lender is a "foreign corporation, partnership, or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent and the Parent:

                      (1) if such Lender claims an exemption from, or a
                 reduction of, withholding tax under a U.S. tax treaty, two (2) properly completed and executed IRS Forms W-8BEN and W-8ECI before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                      (2) if such Lender claims that interest paid under this
                 Agreement is exempt from U.S. withholding tax because it is effectively connected with a U.S. trade or business of such Lender, two (2) properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

                      (3) such other form or forms as may be required under the
                 Code or other laws of the U.S. as a condition to exemption from, or reduction of, U.S. withholding tax.

       Such Lender agrees to promptly notify the Agent and the Parent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                 (2) If any Lender claims exemption from, or reduction of, withholding tax under a U.S. tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Agent and the Parent of the percentage amount in which it is no longer the beneficial owner of Obligations owing to such Lender. To the extent of such percentage amount, the Agent and the Parent will treat such Lender's IRS Form W-8BEN as no longer valid.

                 (3) If any Lender claiming exemption from U.S. withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                 (4) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent or any Borrower may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by clause (a) preceding are not delivered to the
                                 ----------
       Agent

CREDIT AGREEMENT - Page 69
       and the Parent, then the Agent or any Borrower may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                 (5) If the IRS or any other Governmental Authority of the U.S. or other jurisdiction asserts a claim that the Agent or any Borrower did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent or any Borrower of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent or any Borrower fully for all amounts paid, directly or indirectly, by the Agent or any Borrower as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 12.10, together with all costs and expenses (including
            -------------
       Attorney Costs). The obligation of the Lenders under this clause (e)
                                                                 ----------
       shall survive the payment of all Obligations and the resignation or replacement of the Agent.

       Section 12.11  Collateral Matters.
                      ------------------

                 (1) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit and Credit Support (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrower disposing of such property certifies to the Agent that the sale or disposition is made in compliance with Section 7.9 (and the Agent may rely conclusively on any
                       -----------
       such certificate, without further inquiry); (iii) constituting property in which no Borrower owned any interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to a Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; provided that the Agent may, in its
                                     --------
       discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $5,000,000 during each Fiscal Year without the prior written authorization of the Lenders, and the Agent may release the Agent's Liens on Collateral valued in the aggregate not in excess of $5,000,000 during each Fiscal Year with the prior written authorization of the Majority Lenders. Upon request by the Agent or the Borrowers at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 12.11.
                        -------------

                 (2) Upon receipt by the Agent of any authorization required pursuant to Section 12.11(a) from the Lenders of the Agent's authority to
                   ----------------
       release any Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the

CREDIT AGREEMENT - Page 70

    Agent's Liens upon such Collateral; provided, however, that (i) the Agent
                                        --------  -------
    shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrowers in respect
    of) all interests retained by the Borrowers, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

            (3) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Borrower or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

    Section 12.12  Restrictions on Actions by the Lenders; Sharing of Payments.
                   -----------------------------------------------------------

             (1) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, setoff against the Obligations, any amounts owing by such Lender to any Borrower or any accounts of any Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against any Borrower, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

            (2) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations owing to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received
    --------  -------

CREDIT AGREEMENT - Page 71
     by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

     Section 12.13 Agency for Perfection. Each Lender hereby appoints each other
                   ---------------------
Lender as agent for the purpose of perfecting Liens, for the benefit of the Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other Requirement of Law can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or otherwise deal with such Collateral in accordance with the Agent's instructions.

     Section 12.14 Payments by the Agent to the Lenders. All payments to be made
                   ------------------------------------
by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, delivered with or in the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest on the Loans or otherwise. Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

     Section 12.15 Settlement.
                   ----------

              (1) Each Lender's funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, including the Non-Ratable Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                   (1) The Agent shall request settlement (a "Settlement") with
                                                              ----------
              the Lenders on at least a weekly basis, or on a more frequent basis at the Agent's election, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan,

CREDIT AGREEMENT - Page 72

                    (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone, e-mail, or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (Pasadena, California time) on the date of such requested Settlement (the "Settlement Date"). Each Lender
                                               ---------------
                    (other than the Bank, in the case of Non-Ratable Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Agent Advances with respect to which Settlement is requested to the Agent, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (Pasadena, California time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article 8 have then been satisfied. Such amounts
                             ---------
                    transferred to the Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Agent Advance and, together with the portion of such Non-Ratable Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders, respectively. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Base Rate Revolving Loans (Y) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, and (Z) for itself, with respect to each Agent Advance.

                         (2) Notwithstanding the foregoing, not more than one
                    (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Agent Advance equal to such Lender's Pro Rata Share of such Non-Ratable Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Agent Advances, upon demand by the Bank or the Agent, as applicable, shall pay to the Bank or the Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans or Agent Advances. If such amount is not in fact transferred to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Revolving Loans.

                         (3) From and after the date, if any, on which any
                    Lender purchases an undivided interest and participation in any Non-Ratable Loan or Agent Advance

CREDIT AGREEMENT - Page 73
                    pursuant to clause (ii) preceding, the Agent shall promptly
                                -----------
                    distribute to such Lender, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan or Agent Advance.

                         (4) Between Settlement Dates, to the extent no Agent
                    Advances are outstanding, the Agent may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans including Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans or Agent Advances in which a Lender has not yet funded its purchase of a participation pursuant to clause (ii)
                                                            -----------
                    preceding), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent, and the other Lenders.

                         (5) Unless the Agent has received written notice from a
                    Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in Article 8 have
                                                                 ---------
                    been satisfied and the requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan or Non-Ratable Loan.

                    (b)  The Lenders' Failure to Perform. All Revolving Loans
                         -------------------------------
          (other than Non-Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any RevolvingLoans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

                    (c)  Defaulting Lenders. Unless the Agent receives notice
                         ------------------
          from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one (1) Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent such Lender's Pro Rata Share of such Borrowing, the Agent may assume that each Lender has made such amount available to the

CREDIT AGREEMENT - Page 74

     Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If any Lender has not transferred its full Pro Rata Share to the Agent in immediately available funds and if the Agent has transferred a corresponding amount to the Borrowers on the Business Day following such Funding Date the applicable Lender shall make such amount available to the Agent, together with interest at the Federal Funds Rate for that day. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If each Lender's full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute such Lender's Revolving Loan for all purposes of this Agreement. If any such amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrowers of such failure to fund and, upon demand by the Agent, the Borrowers shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall
                                                       -----------------
     not relieve any other Lender of its obligation hereunder to make a Revolving Loan on such Funding Date. No Lender shall be responsible for any other Lender's failure to advance such other Lenders' Pro Rata Share of any Borrowing.

          (d) Retention of Defaulting Lender's Payments. The Agent shall not be
              -----------------------------------------
     obligated to transfer to a Defaulting Lender any payments made by any Borrower to the Agent for the Defaulting Lender's benefit, nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan the Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to the Borrowers shall bear interest at the rate applicable to Base Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to
            --------  -------
     matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (i) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (ii) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder.

          (e) Removal of Defaulting Lender. At the Borrowers' request, the Agent
              ----------------------------
     or an Eligible Assignee reasonably acceptable to the Agent and the Borrowers shall have the right (but not the obligation) to purchase from any Defaulting Lender, and each Defaulting Lender

CREDIT AGREEMENT - Page 75
     shall, upon such request, sell and assign to the Agent or such Eligible Assignee, all of the Defaulting Lender's outstanding Commitments hereunder. Such sale shall be consummated promptly after the Agent has arranged for a purchase by the Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal balance of the Defaulting Lender's Loans, plus accrued interest and fees, without
                                    ----
     premium or discount.

     Section 12.16 Letters of Credit; Intra-Lender Issues.
                   --------------------------------------

               (1) Notice of Letter of Credit Balance. On each Settlement Date,
                   ----------------------------------
     the Agent shall notify each Lender of the issuance of all Letters of Credit and Credit Support since the prior Settlement Date.

               (2) Participations in Letters of Credit.
                   -----------------------------------

                   (1) Purchase of Participations. Immediately upon issuance of
                       --------------------------
               any Letter of Credit or Credit Support in accordance with Section
                                                                         -------
               1.4(d), each Lender shall be deemed to have irrevocably and
               ------
               unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or Credit Support in connection with the issuance of such Letter of Credit or Credit Support (including all obligations of the Borrower for whose account such Letter of Credit or Credit Support was issued, and any security therefor or guaranty pertaining thereto).

                   (2) Sharing of Reimbursement Obligation Payments. Whenever
                       --------------------------------------------
               the Agent receives a payment from a Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Agent or the Letter of Credit Issuer payment from a Lender, the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower. Each such payment shall be made by the Agent on the next Settlement Date.

                   (3) Documentation. Upon the request of any Lender, the Agent
                       -------------
               shall furnish to such Lender copies of any Letter of Credit, Credit Support, reimbursement agreements executed in connection therewith, applications for any Letter of Credit or Credit Support, and such other documentation as may reasonably be requested by such Lender.

                   (4) Obligations Irrevocable. The obligation of each Lender
                       -----------------------
               to make payments to the Agent with respect to any Letter of Credit or Credit Support or with respect to their participation therein or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit or Credit Support and the obligation of the Borrowers to make payments to the Agent, for the account of the Lenders, with respect to any Letter of Credit or Credit Support shall be irrevocable

CREDIT AGREEMENT - Page 76
          and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

                    (1) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                    (2) the existence of any claim, setoff, defense, or other
               right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the Letter of Credit Issuer, or any other Person, whether in connection with this Agreement, any Letter of Credit or Credit Support, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between such Borrower or any other Person and the beneficiary named in any Letter of Credit);

                    (3) any draft, certificate, or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                    (4) the surrender or impairment of any security for the
               performance or observance of any of the terms of any of the Loan Documents;

                    (5) the occurrence of any Default or Event of Default; or

                    (6) the failure of the Borrowers to satisfy the applicable conditions precedent set forth in Article 8.
                                                 ---------

          (3)  Recovery or Avoidance of Payments; Refund of Payments in Error.
               --------------------------------------------------------------
     In the event any payment by or on behalf of any Borrower received by the Agent with respect to any Letter of Credit or Credit Support and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided, or recovered from the Agent in connection with any receivership, liquidation, or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided, or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount

CREDIT AGREEMENT - Page 77
     distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

          (4) Indemnification by the Lenders. To the extent not reimbursed by
              ------------------------------
     the Borrowers and without limiting the obligations of the Borrowers hereunder, the Lenders agree to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or Credit Support or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or Credit Support or any Loan Document in connection therewith; provided that no Lender shall be
                                            --------
     liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by any Borrower to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by a Borrower. The agreement contained in this Section shall survive payment in full of all other Obligations.

     Section 12.17 Concerning the Collateral and the Related Loan Documents.
                   --------------------------------------------------------
Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent or the Majority Lenders in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Majority Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, Term Loans, Agent Advances, Non-Ratable Loans, Hedge Agreements, Bank Products, and all interest, fees, and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

     Section 12.18 Field Audit and Examination Reports; Disclaimer by the
                   ------------------------------------------------------
Lenders. By signing this Agreement, each Lender:
-------

          (1) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, the "Reports")
                                 ------                         -------
     prepared by or on behalf of the Agent;

          (2) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

          (3) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent, the Bank, or any other party performing any audit or examination will inspect only specific information regarding the Borrowers and will rely

CREDIT AGREEMENT - Page 78
     significantly upon the Borrowers' books and records, as well as on representations of the Borrowers' personnel;

          (4) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

          (5) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrowers; and
     (ii) to pay and protect, and indemnify, defend, and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

     Section 12.19  Relation among the Lenders. The Lenders are not partners or
                    --------------------------
co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

ARTICLE 13

                                  MISCELLANEOUS

     Section 13.1   No Waivers; Cumulative Remedies. No failure by the Agent or
                    -------------------------------
any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement hereto, or in any other agreement between or among any Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. Subject to
Section 11.1, no waiver by the Agent or any Lender will be effective unless it
------------
is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrowers of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

     Section 13.2   Severability. The illegality or unenforceability of any
                    ------------
provision of this Agreement, any other Loan Document, or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement, any other Loan Document, or any instrument or agreement required hereunder.

     Section 13.3   Governing Law; Choice of Forum; Service of Process.
                    --------------------------------------------------

CREDIT AGREEMENT - Page 79

          (1) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS, PROVIDED THAT
                                                                   --------
     PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE
     UCC) OF THE STATE OF TEXAS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL
                                 --------
     RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (2) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE U.S. LOCATED IN DALLAS COUNTY, TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS, THE AGENT, AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWERS, THE AGENT, AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING (i) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (ii) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

          (3) EACH BORROWER AGREES THAT ITS PROPER ADDRESS FOR SERVICE OF PROCESS BY MAIL AUTHORIZED BY ANY APPLICABLE REQUIREMENT OF LAW SHALL BE THE ADDRESS AS SET FORTH IN SECTION 13.8. NOTHING CONTAINED HEREIN SHALL
                                 ------------
     AFFECT THE RIGHT OF THE AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

     Section 13.4   Waiver of Jury Trial. EACH OF THE BORROWERS, THE LENDERS,
                    --------------------
AND THE AGENT IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE

CREDIT AGREEMENT - Page 80

PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT, OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE BORROWERS, THE LENDERS, AND THE AGENT AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     Section 13.5 Survival of Representations and Warranties. All representations and warranties of the Borrowers contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

     Section 13.6   Other Security and Guaranties. The Agent may, without notice
                    -----------------------------
or demand and without affecting the Borrowers' obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce, or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

     Section 13.7   Fees and Expenses. Each Borrower agrees to pay to the Agent,
                    -----------------
for its benefit, on demand, all reasonable costs and expenses that the Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) costs and expenses (including Attorney Costs) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches, title insurance, and environmental audits; (d) taxes, fees, and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of this Agreement); (e) sums paid or incurred to pay any amount or take any action required of any Borrower under the Loan Documents that such Borrower fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for field examinations and inspections of the Collateral and the Borrowers' operations by the Agent, plus the Agent's then customary charge for field examinations and
           ----
audits and the preparation of reports thereof (such charge is currently $800 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit); provided that the Borrower shall be
                                             --------
required to pay the cost of any such field examinations and inspections only one
(1) time in any Fiscal Quarter and whenever an Event of

CREDIT AGREEMENT - Page 81

Default exists; and (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. In addition, the Borrowers agree to pay costs and expenses incurred by the Agent (including Attorney Costs) to the Agent, for its benefit, on demand, paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. All of the foregoing costs and expenses shall be charged to the Borrowers' Loan Account as Revolving Loans as described in Section 3.7.

     Section 13.8   Notices. Except as otherwise provided herein, all notices,
                    -------
demands, and requests that any party is required or elects to give to any other party shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail or courier service, (b) four (4) days after it shall have been mailed by U.S. mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

     If to the Agent or to the Bank:
     ------------------------------

          Address for Notices of Borrowing and Notices of
          -----------------------------------------------
          Conversion/Continuation:
          -----------------------
               Bank of America, National Association
               901 Main Street, 6th Floor
               Dallas, TX  75202
               Attention:  Business Credit: URGENT
               Telecopy No.:  (214) 209-3501

               With a copy to:
               --------------
                    Bank of America, National Association
                    55 South Lake Avenue, Suite 900
                    Pasadena, CA  91101
                    Attention:  Business Credit: URGENT
                    Telecopy No.:  (626) 578-6143

          Address for all other Notices:
          -----------------------------
                    Bank of America, National Association
                    55 South Lake Avenue, Suite 900
                    Pasadena, CA  91101
                    Attention:  Business Credit: URGENT
                    Telecopy No.:  (626) 578-6143

CREDIT AGREEMENT - Page 82

     If to the Borrowers:
     -------------------

          Encore Medical Corporation
          9800 Metric Blvd.
          Austin, TX  78758
          Attention: Harry Zimmerman
          Telecopy No.: (512) 834-6310

          With a copy to:
          --------------

               Jackson Walker L.L.P.
               100 Congress Avenue, Suite 1100
               Austin, TX  78701
               Attention: Lawrence A. Waks, Esq.
               Telecopy: No.: (512) 236-2002

or to such other address as each party may designate for itself by like notice. For purposes of providing any notice to a Lender, such notice shall be delivered to such Lender at the address for notice of such Lender set forth on the signature pages of this Agreement or on the most recent Assignment and Acceptance to which such Lender is a party. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication.

     Section 13.9   Waiver of Notices. Unless otherwise expressly provided
                    -----------------
herein, each Borrower waives presentment, notice of demand or dishonor, protest as to any instrument, notice of intent to accelerate the Obligations, and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Borrower which the Agent or any Lender may elect to give shall entitle any Borrower to any or further notice or demand in the same, similar, or other circumstances.

     Section 13.10  Binding Effect. The provisions of this Agreement shall be
                    --------------
binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Borrower without the prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

     Section 13.11  Indemnity of the Agent and the Lenders by the Borrower.
                    ------------------------------------------------------


          (1) EACH BORROWER AGREES TO DEFEND, INDEMNIFY, AND HOLD THE AGENT-RELATED PERSONS, AND EACH LENDER AND EACH OF ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS, AND
     ATTORNEYS-IN-FACT (EACH, AN "INDEMNIFIED PERSON") HARMLESS FROM AND AGAINST
                                  ------------------
     ANY AND ALL

CREDIT AGREEMENT - Page 83

     LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, CHARGES, EXPENSES, AND DISBURSEMENTS (INCLUDING ATTORNEY COSTS) OF ANY KIND OR NATURE WHATSOEVER WHICH MAY AT ANY TIME (INCLUDING AT ANY TIME FOLLOWING REPAYMENT OF THE LOANS AND THE TERMINATION, RESIGNATION, OR REPLACEMENT OF THE AGENT OR REPLACEMENT OF ANY LENDER) BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY SUCH PERSON IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED BY OR REFERRED TO HEREIN, OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY ACTION TAKEN OR OMITTED BY ANY SUCH PERSON UNDER OR IN CONNECTION WITH ANY OF THE FOREGOING, INCLUDING WITH RESPECT TO ANY INVESTIGATION, LITIGATION, OR PROCEEDING (INCLUDING ANY INSOLVENCY PROCEEDING OR APPELLATE PROCEEDING) RELATED TO OR ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE LOANS OR THE USE OF THE PROCEEDS THEREOF, WHETHER OR NOT ANY INDEMNIFIED PERSON IS A PARTY THERETO (ALL THE FOREGOING, COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"); PROVIDED THAT THE BORROWERS SHALL HAVE NO
      -----------------------    --------
     OBLIGATION HEREUNDER TO ANY INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES RESULTING SOLELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON. THE AGREEMENTS IN THIS SECTION 13.11
                                                                   -------------
     SHALL SURVIVE PAYMENT OF ALL OTHER OBLIGATIONS.

          (2) EACH BORROWER AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE AGENT AND THE LENDERS FROM ANY LOSS OR LIABILITY DIRECTLY OR INDIRECTLY ARISING OUT OF THE USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE OF A HAZARDOUS SUBSTANCE RELATING TO ANY BORROWERS' OPERATIONS, BUSINESS, OR PROPERTY. THIS INDEMNITY WILL APPLY WHETHER THE HAZARDOUS SUBSTANCE IS ON, UNDER, OR ABOUT ANY BORROWER'S PROPERTY OR OPERATIONS OR PROPERTY LEASED TO ANY BORROWER. THE INDEMNITY INCLUDES BUT IS NOT LIMITED TO REASONABLE ATTORNEY FEES AND EXPENSES. THE INDEMNITY EXTENDS TO THE AGENT AND THE LENDERS, THEIR AFFILIATES, SUBSIDIARIES, AND ALL OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS, ATTORNEYS, AND ASSIGNS. AS USED IN THIS CLAUSE (b), "HAZARDOUS SUBSTANCES" MEANS ANY SUBSTANCE, MATERIAL, OR
          ----------
     WASTE THAT IS OR BECOMES DESIGNATED OR REGULATED AS "TOXIC," "HAZARDOUS," "POLLUTANT," OR "CONTAMINANT" OR A SIMILAR DESIGNATION OR REGULATION UNDER ANY FEDERAL, STATE, OR LOCAL LAW (WHETHER UNDER COMMON LAW, STATUTE, REGULATION, OR OTHERWISE) OR JUDICIAL OR ADMINISTRATIVE INTERPRETATION OF SUCH, INCLUDING PETROLEUM OR NATURAL GAS. THIS INDEMNITY WILL SURVIVE REPAYMENT OF ALL OTHER OBLIGATIONS.

CREDIT AGREEMENT - Page 84

         Section 13.12 Limitation of Liability. NO CLAIM MAY BE MADE BY ANY
                       -----------------------
BORROWER, ANY LENDER, OR OTHER PERSON AGAINST ANY BORROWER, THE AGENT, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS, OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH BORROWER AND EACH LENDER HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         Section 13.13 Final Agreement. This Agreement and the other Loan
                       ---------------
Documents are intended by the Borrowers, the Agent, and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement and the other Loan Documents supersede any and all prior oral or written agreements relating to the subject matter hereof and thereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrowers and a duly authorized officer of each of the Agent and the Majority Lenders or all of the Lenders, as applicable.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 13.14 Counterparts. This Agreement and the other Loan Documents
                       ------------
may be executed in any number of counterparts, and by the Agent, each Lender, and the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and a telecopy of any such executed signature page shall be valid as an original.

         Section 13.15 Captions. The captions contained in this Agreement and
                       --------
the other Loan Documents are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         Section 13.16 Right of Setoff. In addition to any rights and remedies
                       ---------------
of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrowers, any such notice being waived by the Borrowers to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other

CREDIT AGREEMENT - Page 85
indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of the Borrowers against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrowers and the Agent after any such setoff and application made by such Lender; provided,
                                                                     --------
however, the failure to give such notice shall not affect the validity of such
-------
setoff and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SETOFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

         Section 13.17 Confidentiality.
                       ---------------

             (1) Each Borrower hereby consents that the Agent and each Lender may issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of the Borrowers and a general description of the Borrowers' business and may use each Borrower's name in advertising and other promotional material.

             (2) Each Lender severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by any Borrower and provided to the Agent or such Lender by or on behalf of any Borrower, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than a Borrower, provided
                                                                    --------
         that such source is not bound by a confidentiality agreement with a Borrower known to the Agent or such Lender; provided, however, that the
                                                     --------  -------
         Agent and any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (d) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (e) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (f) to the Agent's or such Lender's independent auditors, accountants, attorneys, and other professional advisors; (g) to any prospective Participant or Assignee, actual or potential, provided that such prospective Participant or Assignee
                    --------
         agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (h) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which any Borrower is party or is deemed party with the Agent or such Lender; and (i) to its Affiliates.

CREDIT AGREEMENT - Page 86

         Section 13.18 Conflicts with other Loan Documents. Unless otherwise
                       -----------------------------------
expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

         Section 13.19 Joint and Several Liability. All Loans, upon funding,
                       ---------------------------
shall be deemed to be jointly funded to and received by the Borrowers. Each Borrower jointly and severally agrees to pay, and shall be jointly and severally liable under this Agreement for, all Obligations (excluding Existing Obligations in the case of a Newly Obligated Borrower), regardless of the manner or amount in which proceeds of Loans are used, allocated, shared, or disbursed by or among the Borrowers themselves, or the manner in which the Agent and/or any Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower shall be liable for all amounts due to the Agent and/or any Lender under this Agreement, regardless of which Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans and extensions of credit received or the manner in which the Agent and/or such Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower's Obligations with respect to Loans and other extensions of credit made to it, and such Borrower's Obligations arising as a result of the joint and several liability of such Borrower hereunder, with respect to Loans made to the other Borrowers hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of such Borrower. The Borrowers acknowledge and expressly agree with the Agent and each Lender that the joint and several liability of each Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Borrowers and is not required or given as a condition of extensions of credit to such Borrower. Each Borrower's obligations under this Agreement and as an obligor under a Guaranty Agreement shall be separate and distinct obligations. Each Borrower's obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance, or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower, (ii) the absence of any attempt to collect the Obligations from any other Borrower, any Guarantor, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance, or granting of any indulgence by the Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any other Borrower or Guarantor, or any part thereof, or any other agreement now or hereafter executed by any other Borrower or Guarantor and delivered to the Agent and/or any Lender, (iv) the failure by the Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower or Guarantor, (v) the Agent's and/or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Agent's and/or any Lender's claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower. With respect to any Borrower's Obligations arising as a result of the joint and

CREDIT AGREEMENT - Page 87
several liability of the Borrowers hereunder with respect to Loans or other extensions of credit made to any of the other Borrowers hereunder, such Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and/or any Lender now has or may hereafter have against any other Borrower, any endorser or any Guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent and/or any Lender to secure payment of the Obligations or any other liability of any Borrower to the Agent and/or any Lender. Upon any Event of Default, the Agent may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations.

         Section 13.20 Contribution and Indemnification among the Borrowers.
                       ----------------------------------------------------
Each Borrower is obligated to repay the Obligations as joint and several obligors under this Agreement. To the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an "Accommodation
                                                           -------------
Payment"), then the Borrower making such Accommodation Payment shall be entitled
-------
to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the "Allocable Amount" of each Borrower shall be equal to the maximum amount of
 ----------------
liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower "insolvent" within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent
                          ----
Conveyance Act ("UFCA"), (b) leaving such Borrower with unreasonably small
                 ----
capital or assets, within the meaning of Section 548 of the Bankruptcy Code,
Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this Section shall be subordinate in right of payment to the prior payment in full of the Obligations. The provisions of this Section shall, to the extent expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

         Section 13.21 Agency of the Parent for Each Other Borrower. Each of the
                       --------------------------------------------
other Borrowers irrevocably appoints the Parent as its agent for all purposes relevant to this Agreement, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein (including, without limitation, execution and delivery to the Agent of Borrowing Base Certificates, Notices of Borrowing, and Notices of Continuation/Conversion) and all modifications hereto. Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Borrowers or acting singly, shall be valid and effective if given or taken only by the Parent, whether or not any of

CREDIT AGREEMENT - Page 88
the other Borrowers joins therein, and the Agent and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the Parent under this Section 13.21, provided that nothing in this Section 13.21
                  -------------- --------                      -------------
shall limit the effectiveness of, or the right of the Agent and the Lenders to rely upon, any notice (including without limitation a Notice of Borrowing or a Notice of Continuation/Conversion), document, instrument, certificate, acknowledgment, consent, direction, certification, or other action delivered by any Borrower pursuant to this Agreement.

         Section 13.22 Additional Borrowers. Addition of any Person as a
                       --------------------
Borrower or Guarantor to this Agreement is subject to approval of the Agent and the Majority Lenders, and may be conditioned upon such requirements as they may determine in their discretion, including, without limitation, (a) the furnishing of such financial and other information as the Agent or any such Lender (through the Agent) may request; (b) approval by all appropriate approval authorities of the Agent and each such Lender (through the Agent); (c) execution and delivery by the Borrowers, such Person, the Agent, and the Majority Lenders of such agreements and other documentation (including, without limitation, an amendment to this Agreement or any other Loan Document), and the furnishing by such Person or any of the Borrowers of such certificates, opinions, and other documentation, as the Agent and any such Lender may request. Neither the Agent nor any Lender shall have any obligation to approve any such Person for addition as a party to this Agreement.

         Section 13.23 Express Waivers By Borrowers In Respect of Cross
                       ------------------------------------------------
Guaranties and Cross Collateralization.  Each Borrower agrees as follows:
--------------------------------------

             (1) Each Borrower hereby waives: (i) notice of acceptance of this Agreement; (ii) notice of the making of any Loans, the issuance of any Letter of Credit or Credit Support, or any other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Borrower's right to make inquiry of the Agent to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase such Borrower's risk with respect to such other Borrower under the Loan Documents; (v) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; and (vii) all other notices (except if such notice is specifically required to be given to such Borrower hereunder or under any of the other Loan Documents to which such Borrower is a party) and demands to which such Borrower might otherwise be entitled;

             (2) Each Borrower hereby waives the right by statute or otherwise to require the Agent or any Lender to institute suit against any other Borrower or to exhaust any rights and remedies which the Agent or any Lender has or may have against any other Borrower. Each Borrower further waives any defense arising by reason of any disability or other defense of any other Borrower (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) or by reason of the cessation from any cause whatsoever of the liability of any such Borrower in respect thereof.

CREDIT AGREEMENT - Page 89

                  (3) Each Borrower hereby waives and agrees not to assert against the Agent, any Lender, or the Letter of Credit Issuer: (i) any defense (legal or equitable), setoff, counterclaim, or claim which such Borrower may now or at any time hereafter have against any other Borrower or any other party liable under the Loan Documents; (ii) any defense, setoff, counterclaim, or claim of any kind or nature available to any other Borrower against the Agent, any Lender, the Bank, or the Letter of Credit Issuer, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by the Agent, any Lender, the Bank, or the Letter of Credit Issuer under any applicable law; (iv) the benefit of any statute of limitations affecting any other Borrower's liability hereunder;

                  (4) Each Borrower consents and agrees that, without notice to or by such Borrower and without affecting or impairing the obligations of such Borrower hereunder, the Agent may (subject to any requirement for consent of any of the Lenders to the extent required by this Agreement), by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents; (ii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to any other Borrower in respect thereof; (iii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or (iv) release or substitute any Person liable for payment of the Obligations, or enforce, exchange, release, or waive any security for the Obligations or any Guaranty of the Obligations;

Each Borrower represents and warrants to the Agent and the Lenders that such Borrower is currently informed of the financial condition of all other Borrowers and all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower agrees that neither the Agent, any Lender, the Bank, nor the Letter of Credit Issuer has any responsibility to inform any Borrower of the financial condition of any other Borrower or of any other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

                  [Remainder of page intentionally left blank]

CREDIT AGREEMENT - Page 90

         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                BORROWERS:
                                ----------

                                ENCORE MEDICAL CORPORATION


                                By: /s/ Kenneth W. Davidson
                                    --------------------------------------------
                                         Kenneth W. Davidson
                                         Chief Executive Officer and President

                                ENCORE MEDICAL GP, INC.


                                By: /s/ Kenneth W. Davidson
                                    --------------------------------------------
                                         Kenneth W. Davidson
                                         Chief Executive Officer and President

                                ENCORE MEDICAL ASSET
                                CORPORATION

                                By: /s/ Kenneth W. Davidson
                                    --------------------------------------------
                                         Kenneth W. Davidson
                                         Chief Executive Officer and President

                                ENCORE MEDICAL, L.P.

                                By:      Encore Medical GP, Inc., its sole
                                         General Partner

                                         By: /s/ Kenneth W. Davidson
                                             -----------------------------------
                                          Kenneth W. Davidson,
                                          Chief Executive Officer and
                                          President

                                CHATTANOOGA GROUP, INC.


                                By: /s/ Kenneth W. Davidson
                                    --------------------------------------------
                                         Kenneth W. Davidson
                                         Chief Executive Officer and President

CREDIT AGREEMENT - Page 91

                                     AGENT:
                                     -----

                                     BANK OF AMERICA, NATIONAL
                                     ASSOCIATION

                                     By: /s/Rosemary Davis
                                        ----------------------------------------
                                         Rosemary Davis, Senior Vice President

CREDIT AGREEMENT - Page 92

                                    LENDERS:
                                    -------

                                    BANK OF AMERICA, NATIONAL
                                    ASSOCIATION

                                    By:/s/Rosemary Davis
                                       -----------------------------------------
                                       Rosemary Davis, Senior Vice President

                                    Address for Notices:
                                    -------------------

                                    Bank of America, National Association
                                    55 South Lake Avenue, Suite 900
                                    Pasadena, CA  91101
                                    Attn:  Business Credit:  URGENT
                                    Telecopy:  (626) 578-6143

CREDIT AGREEMENT - Page 93

                                     ANNEX A
                                     -------
                                       to
                                Credit Agreement

           Definitions, Accounting Terms, and Interpretive Provisions
           ----------------------------------------------------------

DEFINITIONS:
-----------

         Capitalized terms wherever used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein):

         "Account" and "Accounts" have the meanings specified in the Security
          -------       --------
Agreement.

         "Accommodation Payment" has the meaning specified in Section 13.20.
          ---------------------                               -------------

         "Account Debtor" means each Person obligated in any way on or in
          --------------
connection with an Account, Chattel Paper, or General Intangibles (including a payment intangible).

         "ACH Transactions" means any cash management or related services
          ----------------
including, without limitation, the automated clearinghouse transfer of funds by the Bank for the account of any Borrower pursuant to agreement or overdrafts.

         "Adjusted Net Earnings from Operations" means, with respect to any
          -------------------------------------
fiscal period of the Parent, the Parent's and its Subsidiaries' net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by the Parent or any Subsidiary of the Parent in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person (excluding the Borrowers) in which the Parent or any Subsidiary of the Parent has an ownership interest unless (and only to the extent) such earnings shall actually have been received by the Parent or such Subsidiary in the form of cash distributions; (e) earnings of any Person to which assets of the Parent or any Subsidiary of the Parent shall have been sold, transferred, or disposed of, or into which the Parent or any Subsidiary of the Parent shall have been merged, or which has been a party with the Parent or any Subsidiary of the Parent to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of the Parent or any Subsidiary of the Parent or from cancellation or forgiveness of Debt; and (g) gain arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction; provided, that nothing in this
                                          --------
definition of Adjusted Net Earnings from Operations shall be deemed to permit any acquisition that is prohibited by this Agreement.

         "Adjusted Tangible Assets" means, as applied to any Person, all of such
          ------------------------
Person's assets except: (a) patents, copyrights, trademarks, trade names, franchises, goodwill, and other similar

ANNEX A TO CREDIT AGREEMENT - Page 1
intangibles; (b) Restricted Investments; (c) unamortized debt discount and expense; (d) assets constituting Intercompany Accounts; and (e) fixed assets to the extent of any write-up in the book value thereof resulting from a revaluation effective after the Closing Date.

         "Adjusted Tangible Net Worth" means, as applied to any Person, at any
          ---------------------------
date and determined in accordance with GAAP (a) the book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves) at which the Adjusted Tangible Assets would be shown on a balance sheet of such Person at such date, less (b) the amount at which such Person's
                                   ----
liabilities would be shown on such balance sheet, including as liabilities all reserves for contingencies and other potential liabilities which would be required to be shown on such balance sheet.

         "Adjusted Tangible Net Worth Requirement" means, as of the end of each
          ---------------------------------------
Fiscal Quarter of the Parent ending after the Closing Date, an amount equal to the amount specified corresponding to the applicable Fiscal Quarter end in the table below, respectively:

         -----------------------------------------------------------------------

         Fiscal Quarter End                        Adjusted Tangible Net Worth
                                                   Requirement
         -----------------------------------------------------------------------

         Fiscal Quarter ending March 29, 2002                 $_______
         -----------------------------------------------------------------------

         Fiscal Quarter ending June 28, 2002 and   $________ plus the cumulative
         each Fiscal Quarter ending thereafter     amount of all Adjusted
                                                   Tangible Net Worth
                                                   Requirement Increases
         -----------------------------------------------------------------------


         "Adjusted Tangible Net Worth Requirement Increase" means an amount,
          ------------------------------------------------
determined for the Parent and its Subsidiaries on a consolidated basis as of the end of any Fiscal Quarter of the Parent, commencing with the Fiscal Quarter ending June 28, 2002, equal to the sum of (a) seventy-five percent (75.0%) of the amount (not less than zero) of Net Income for such Fiscal Quarter, plus (b)
                                                                       ----
seventy-five percent (75.0%) of the net amount of all equity proceeds received during such Fiscal Quarter.

         "Affiliate" means, as to any Person (the "subject Person"), any other
          ---------
Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the subject Person or which owns, directly or indirectly, five percent (5.0%) or more of the outstanding Capital Stock of the subject Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

         "Agent" means the Bank, solely in its capacity as administrative agent
          -----
for the Lenders, and any successor administrative agent.

         "Agent Advances" has the meaning specified in Section 1.2(j).
          --------------                               --------------

ANNEX A TO CREDIT AGREEMENT - Page 2

         "Agent-Related Persons" means the Agent, together with its Affiliates,
          ---------------------
and the officers, directors, employees, counsel, representatives, agents, and attorneys-in-fact of the Agent and its Affiliates.

         "Agent's Letter" means that certain letter agreement, dated as of the
          --------------
Closing Date, among the Borrowers and the Agent as such letter agreement may be amended, restated, or otherwise modified from time to time.

         "Agent's Liens" means the Liens in the Collateral granted to the Agent,
          -------------
for the benefit of the Lenders, the Bank, and the Agent pursuant to this Agreement and the other Loan Documents.

         "Aggregate Revolver Outstandings" means, at any time, the sum of (a)
          -------------------------------
the unpaid balance of the Revolving Loans, (b) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit and Credit Support, and (c) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit and Credit Support.

         "Agreement" means the Credit Agreement to which this Annex A is
          ---------                                           -------
attached, as amended, restated, or otherwise modified from time to time.

         "Anniversary Date" means an anniversary of the Closing Date.
          ----------------

         "Applicable Margin" means, as of the Closing Date,
          -----------------

                  (a) with respect to Base Rate Revolving Loans and all other Obligations (other than Base Rate Term Loans, LIBOR Rate Loans, and the Unused Line Fee), 1.25%;

                  (b)     with respect to Base Rate Term A Loans, 1.75%;

                  (c)     with respect to Base Rate Term B Loans, 2.00%;

                  (d)     with respect to LIBOR Rate Revolving Loans, 2.75%;

                  (e)     with respect to LIBOR Rate Term A Loans, 3.25%;

                  (f)     with respect to LIBOR Rate Term B Loans, 3.50%; and

                  (g)     with respect to the unused line fee percentage, 0.50%.

in each case subject to adjustment from time to time thereafter to the applicable percentage specified corresponding to the Total Debt to EBITDA Ratio, as set forth below, respectively:

----------------------------------------------------------------------------------------------------------------

Total Debt to   Base Rate      LIBOR Rate     Base Rate    LIBOR       Base Rate   LIBOR       Unused Line
EBITDA Ratio    Revolving      Revolving      Term A       Rate Term   Term B      Rate Term   Fee Percentage
                Loans          Loans          Loans        A Loans     Loans       B Loans
----------------------------------------------------------------------------------------------------------------

ANNEX A TO CREDIT AGREEMENT - Page 3

-----------------------------------------------------------------------------------------------------------------------

Total Debt to              Base Rate     LIBOR Rate     Base Rate    LIBOR       Base Rate   LIBOR       Unused Line
EBITDA Ratio               Revolving     Revolving      Term A       Rate Term   Term B      Rate Term   Fee Percentage
                           Loans         Loans          Loans        A Loans     Loans       B Loans
-----------------------------------------------------------------------------------------------------------------------
Greater than or equal       1.75%          2.75%         1.75%       3.25%       2.00%       3.50%         0.50%
to 3.00 to 1.00
----------------------------------------------------------------------------------------------------------------------

Less than 3.00 to           1.00%          2.50%         1.75%       3.25%       2.00%       3.50%         0.50%
1.00 but greater than
or equal to 2.75 to
1.00
----------------------------------------------------------------------------------------------------------------------

Less than 2.75 to           0.75%          2.25%         1.75%       3.25%       2.00%       3.50%         0.50%
1.00 but greater than
or equal to 2.50 to
1.00
----------------------------------------------------------------------------------------------------------------------

Less than 2.50 to 1.00      0.50%          2.00%         1.75%       3.25%       2.00%       3.50%         0.50%
----------------------------------------------------------------------------------------------------------------------

For the purpose of determining any such adjustments to the Applicable Margin, the Total Debt to EBITDA Ratio shall be determined based upon the Parent's Financial Statements for each of its respective Fiscal Quarters beginning with its second Fiscal Quarter of the Fiscal Year ending 2002, delivered to the Agent and the Lenders as required by Section 5.2(a) (with respect to the Financial
                               --------------
Statements for the last Fiscal Quarter of the Parent of each Fiscal Year) or
Section 5.2(b) (with respect to the Financial Statements for each of the other
--------------
Fiscal Quarters of the Parent of each Fiscal Year), and any such adjustment, if any, shall become effective prospectively on and after the first day of the Fiscal Period following the Fiscal Period which begins at least five (5) days after the date of delivery of such Financial Statements to the Agent and the Lenders. Concurrently with the delivery of such Financial Statements, the Parent shall deliver to the Agent and the Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margin. In the event the Borrowers fail to timely deliver any such Financial Statements, in addition to any other remedy provided for in this Agreement, the Applicable Margin shall be deemed to be equal to the highest level set forth in the preceding table, until the first day of the first Fiscal Period following the delivery of such Financial Statements at which time the Applicable Margin shall be determined, prospectively, in accordance with the terms hereof. If a Default or Event of Default exists at the time any reduction in the Applicable Margin is to be implemented, such reduction shall not occur until the first day of the first Fiscal Period following the date on which such Default or Event of Default is waived or cured.

         "Assignee" has the meaning specified in Section 11.2(a).
          --------                               ---------------

         "Assignment and Acceptance" has the meaning specified in Section
          -------------------------                               -------
11.2(a).
-------

ANNEX A TO CREDIT AGREEMENT - Page 4

         "Attorney Costs" means and includes all reasonable fees, expenses, and
          --------------
disbursements of any law firm or other counsel engaged by the Agent and the reasonably allocated costs and expenses of internal legal services of the Agent.

         "Availability" means, at any time (a) the lesser of (i) the Maximum
          ------------
Revolver Amount or (ii) the Borrowing Base, minus (b) Reserves other than
                                            -----
Reserves deducted in the calculation of the Borrowing Base, minus (c) the
                                                            -----
Aggregate Revolver Outstandings.

         "Average Availability" means, as of any date, the average of the amount
          --------------------
of Availability on each Business Day during the period of thirty (30) days preceding such date.

         "Bank" means Bank of America, National Association, a national banking
          ----
association, or any successor entity thereto.

         "Bank Products" means any one or more of the following types of
          -------------
services or facilities extended to any Borrower by the Bank or any Affiliate of the Bank in reliance on the Bank's agreement to indemnify such Affiliate: (a) credit cards; (b) ACH Transactions; (c) cash management, including, without limitation, controlled disbursement services; and (d) Hedge Agreements.

         "Bank Product Reserves" means all reserves which the Agent from time to
          ---------------------
time establishes in its sole reasonable discretion for the Bank Products then provided or outstanding.

         "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
          ---------------
(S) 101 et seq.).

         "Base Rate" means, for any day, the rate of interest in effect for such
          ---------
day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

         "Base Rate Loans" means, collectively, the Base Rate Revolving Loans
          ---------------
and the Base Rate Term Loans.

         "Base Rate Revolving Loan" means a Revolving Loan during any period in
          ------------------------
which it bears interest based on the Base Rate.

         "Base Rate Term Loan" means a Base Rate Term A Loan or Base Rate Term B
          -------------------
Loan.

         "Base Rate Term A Loan" means any portion of a Term A Loan during any
          ---------------------
period in which such portion bears interest based on the Base Rate.

ANNEX A TO CREDIT AGREEMENT - Page 5

         "Base Rate Term B Loan" means any portion of a Term B Loan during any
          ---------------------
period in which such portion bears interest based on the Base Rate.

         "Blocked Account Agreement" means an agreement among one or more of the
          -------------------------
Borrowers, the Agent, and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

         "Borrower" means, separately and individually, any of the Parent,
          --------
Encore Limited, Encore GP, Encore Asset Corporation, Chattanooga, and any other Person who becomes a party to this Agreement as a "Borrower" pursuant to the terms hereof, jointly, severally, and collectively, and "Borrowers" means more
                                                         ---------
than one or all of the foregoing Persons, jointly, severally, and collectively, as the context requires.

         "Borrowing" means a borrowing hereunder consisting of Revolving Loans
          ---------
or Term Loans made on the same day by the Lenders to the Borrowers, or any of them, or by the Bank (in the case of a Borrowing funded by Non-Ratable Loans) or by the Agent (in the case of a Borrowing consisting of an Agent Advance), or the issuance of a Letter of Credit or Credit Support hereunder.

         "Borrowing Base" means, at any time, an amount equal to (a) the sum of
          --------------
(i) eighty-five percent (85.0%) of the Net Amount of Eligible Accounts; plus
                                                                        ----
(ii) the lesser of (A) sixty percent (60.0%) of the lower of cost (on a first-in, first-out basis) or market value of Eligible Finished Goods Inventory or (B) seventy-five percent (75.0%) of the Orderly Liquidation Value of Finished Goods Inventory plus (iii) the lesser of (A) thirty five percent (35%) of the
                ----
lower of cost (on a "first-in, first-out" basis) or market value of Eligible Generic Raw Materials Inventory or (B) seventy-five percent (75.0%) of the Orderly Liquidation Value of Generic Raw Materials Inventory, minus (b)
                                                              -----
$500,000, minus (c) Reserves from time to time established by the Agent in its
          -----
reasonable credit judgment.

         "Borrowing Base Certificate" means a certificate by a Responsible
          --------------------------
Officer of the Borrowers, or the Parent on behalf of the Borrowers, substantially in the form of Exhibit D (or another form acceptable to the Agent)
                             ---------
setting forth the calculation of the Borrowing Base, including a calculation of each component thereof (including to the extent a Borrower has received notice of any Reserve from the Agent, any of the Reserves included in such calculation pursuant to clause (b) of the definition of Borrowing Base), all in such detail
            ----------
as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrowers, or the Parent on behalf of the Borrowers, and certified to the Agent; provided that the Agent shall have
                                              --------
the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (a) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (b) to the extent that such calculation is not in accordance with this Agreement.

         "Business Day" means (a) any day that is not a Saturday, Sunday, or a
          ------------
day on which banks in Dallas, Texas or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings, and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) preceding and that is also
                                           ----------
a day on which trading in Dollars is carried on by and between banks in the London interbank market.

ANNEX A TO CREDIT AGREEMENT - Page 6

         "Capital Adequacy Regulation" means any guideline, request, or
          ---------------------------
directive of any central bank or other Governmental Authority, or any other law, rule, or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

         "Capital Expenditures" means, for any period of determination, the sum
          --------------------
(without duplication) of capital expenditures and payments under Capital Leases and other expenditures that are or should be treated as capital expenditures under GAAP, in each case of the Borrowers for such period determined and consolidated in accordance with GAAP.

         "Capital Lease" means, with respect to any Person, leases of (or other
          -------------
agreements conveying the right to use) any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as capital leases on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet.

         "Capital Source Subordinated Debt Agreement" means the Note and Equity
          ------------------------------------------
Purchase Agreement dated as of February 8, 2002 among the Borrowers and CapitalSource Finance LLC, as agent and purchaser.

         "Capital Stock" means any and all corporate stock, units, shares,
          -------------
partnership interests, membership interests, equity interests, rights, securities, or other equivalent evidences of ownership (howsoever designated) issued by any Person.

         "Change of Control" means the occurrence of any of the following: (a)
          -----------------
except as allowed by Section 7.9, the adoption of a plan relating to the
                     -----------
liquidation or dissolution of the Parent or any other Borrower; (b) the acquisition by any Person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (other than any Person or group owning greater than twenty percent (20%) of a direct or indirect interest of the voting power of the voting stock of the Parent on the Closing Date) of a direct or indirect majority in interest (more than fifty percent (50.0%)) of the voting power of the voting stock of the Parent by way of merger or consolidation or otherwise; (c) during any period of twelve (12) consecutive calendar months, individuals (i) who were members of the Management Group of the Parent on the first day of such period, or (ii) whose election or nomination for election to the Management Group of the Parent was recommended or approved by at least a majority of the Management Group then still in office who were members of the Management Group of the Parent on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the Management Group of the Parent; or (d) except as allowed by
Section 7.9, any Borrower (other than the Parent) shall cease to be a
-----------
Wholly-Owned Subsidiary of the Parent.

         "Chattanooga" means Chattanooga Group, Inc., a Delaware corporation,
          -----------
and its successors and assigns.

         "Chattanooga Stock Purchase" means the purchase of all of the
          --------------------------
outstanding Capital Stock of Chattanooga pursuant to the terms of the Chattanooga Stock Purchase Agreement.

ANNEX A TO CREDIT AGREEMENT - Page 7

         "Chattanooga Stock Purchase Agreement" means the Stock Purchase
          ------------------------------------
Agreement dated as of November 28, 2001, by and among Parent, Robert L. McNeil, Jr. 1983 Trust, Chatt Investment L.P., Paul D. Chapman, a resident of Hamilton County, Tennessee, Scott A. Klosterman, a resident of Hamilton County, Tennessee, Charles M. Thomas, a resident of Hamilton County, Tennessee, David C. Linville a resident of Hamilton County, Tennessee, and those other shareholders party thereto (as amended).

         "Chattanooga Stock Purchase Documents" means collectively, the
          ------------------------------------
Chattanooga Stock Purchase Agreement and all other agreements, certificates, documents, and instruments executed or delivered by the parties thereto in connection with the Chattanooga Stock Purchase or the "Agreement" and consummation of the transaction contemplated therein.

         "Chattel Paper" has the meaning specified in the Security Agreement.
          -------------

         "Clearing Bank" means the Bank or any other banking institution with
          -------------
whom a Payment Account has been established pursuant to a Blocked Account Agreement.

         "Closing Date" means the date of this Agreement as specified in the
          ------------
introductory paragraph.

         "Closing Date Transactions" means the Chattanooga Stock Purchase,
          -------------------------
issuance of the Subordinated Note and execution of the Subordinated Debt Documents in connection therewith, receipt by the Borrowers of cash proceeds of the Subordinated Note in an amount not less than $24,000,000 and the Corporate Restructuring.

         "Code" means the Internal Revenue Code of 1986, as amended from time to
          ----
time and any successor statute and the regulations promulgated thereunder.

         "Collateral" means (a) all of the "Collateral", as such term is defined
          ----------
in the Security Agreement, (b) all owned Real Estate of any Borrower; (c) all other personal property at any time subject to the Agent's Liens; and (d) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

         "Commitment" means, at any time with respect to a Lender, the principal
          ----------
amount set forth beside such Lender's name under the heading "Commitment" on Schedule A-1 or on the signature page of the most recent Assignment and
------------
Acceptance to which such Lender is a party, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 11.2, and
                                                       ------------
"Commitments" means, collectively, the aggregate amount of the Commitments of
 -----------
all of the Lenders.

         "Compliance Certificate' has the meaning specified in Section 5.2(c).
          ----------------------                               --------------

ANNEX A TO CREDIT AGREEMENT - Page 8

         "Contaminant" means any waste, pollutant, hazardous substance, toxic
          -----------
substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.
         "Continuation/Conversion Date" means the effective date of (a) any
          ----------------------------
conversion of LIBOR Rate Loans to Base Rate Loans or of Base Rate Loans to LIBOR Rate Loans or (b) any continuation of LIBOR Rate Loans as LIBOR Rate Loans.

         "Copyright Security Agreement" means any Copyright Security Agreement,
          ----------------------------
dated as of the Closing Date or any subsequent date, executed and delivered by a Borrower to the Agent, for the benefit of the Agent and the Lenders, to evidence and perfect the Agent's security interest in such Borrower's present and future copyrights and related licenses and rights, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Corporate Restructuring" means (a) the creation of Encore GP and
          -----------------------
Encore Asset Corporation as Wholly-Owned Subsidiaries of the Parent, (b) the transfer of (i) ninety-nine percent (99%) of the Capital Stock of Encore Orthopedics, Inc. owned by the Parent to Encore Asset Corporation and (ii) one percent (1%) of the Capital Stock of Encore Orthopedics, Inc. owned by the Parent to Encore GP, and (c) the conversion of Encore Orthopedics, Inc., a Delaware corporation, to Encore Limited.

         "Credit Support" has the meaning specified in Section 1.4(a).
          --------------                               --------------

         "Debt" means, without duplication, with respect to any Person (the
          ----
"subject Person") all liabilities, obligations, and indebtedness of the subject Person to any other Person, of any kind or nature, now or hereafter owing, arising, due, or payable, howsoever evidenced, created, incurred, acquired, or owing, whether primary, secondary, direct, contingent, fixed, or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including, without in any way limiting the generality of the foregoing: (a) in the case of the Borrowers, the Obligations; (b) all indebtedness, liabilities, and obligations of any Person secured by any Lien on the subject Person's property, even if the subject Person shall not have assumed or become liable for the payment thereof; provided,
                                                                 --------
however, that all such indebtedness, liabilities, and obligations which are
-------
limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the subject Person prepared in accordance with GAAP; (c) all indebtedness, liabilities, and obligations created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the subject Person, even if the rights and remedies of the lessor, seller, or lender thereunder are limited to repossession of such property; provided, however, that all such indebtedness, liabilities, and
--------  --------
obligations which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the subject Person prepared in accordance with GAAP; (d) all indebtedness, liabilities, and obligations under Guaranties; and (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases.

         "Default" means any event or circumstance which, with the giving of
          -------
notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

ANNEX A TO CREDIT AGREEMENT - Page 9

         "Default Rate" means a fluctuating per annum interest rate at all times
          ------------
equal to the sum of (a) the otherwise applicable Interest Rate, plus (b) two
                                                                ----
percent (2.00%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, with respect to Letters of Credit and Credit Support, the Default Rate shall mean the Letter of Credit Fee Percentage, plus two percent (2.00%) per annum.

         "Defaulting Lender" has the meaning specified in Section 12.15(c).
          -----------------                               ----------------

         "Deposit Accounts" has the meaning specified in the Security Agreement.
          ----------------

         "Designated Account" has the meaning specified in Section 1.2(d).
          ------------------                               --------------

         "Distribution" means, with respect to any Person (other than a natural
          ------------
person): (a) the payment or making of any dividend or other distribution of property in respect of such Person's Capital Stock (or any options or warrants for, or other rights with respect to, such Capital Stock) of such Person, other than distributions solely in such Person's Capital Stock (or any options or warrants for, or other rights with respect to, such Capital Stock) of the same class; or (b) the redemption or other acquisition by such Person of any Capital Stock (or any options or warrants for, or other rights with respect to, such Capital Stock) of such Person.

         "Documents" has the meaning specified in the Security Agreement.
          ---------

         "DOL" means the United States Department of Labor or any successor
          ---
department or agency.

         "Dollar" and "$" means dollars in the lawful currency of the U.S.
          ------       -
Unless otherwise specified, all payments under this Agreement shall be made in Dollars.

         "EBITDA" means for any period, without duplication, the total of the
          ------
following for the Borrowers on a consolidated basis, each calculated for such period: Net Income plus (a) Interest Expense, (b) taxes on income, (c) depreciation expense, (d) amortization expense, (e) in each case as acceptable to Purchaser, all other non-cash, non-recurring charges and expenses excluding accruals for cash expenses made in the ordinary course of business, and (f) gain or loss from any sale of assets other than sales in the ordinary course of business, all of the foregoing determined in accordance with GAAP; provided,
                                                                   --------
that, for purposes of determining compliance with Section 7.3 for each fiscal
                                                  -----------
quarter ending prior to the expiration of four fiscal quarters after the Closing Date, EBITDA for each fiscal quarter ending prior to the Closing Date shall be the amount set forth on Schedule A-4 hereto. For purposes of calculating EBITDA
                        ------------
with respect to any Measurement Period, (a) acquisitions that have been made by such Person and its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the reference period shall be deemed to have occurred on the first day of the reference period; provided, however, that only the actual historical results of operations of the
--------  -------
Persons so acquired, without adjustment for pro forma expense savings or revenue increases, shall be used for such calculation; and (b) for purposes of calculating Total debt to EBITDA Ratio and Minimum EBITDA Ratio only, the EBITDA of such Person and its Subsidiaries

ANNEX A TO CREDIT AGREEMENT - Page 10
attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the end of such reference period, shall be excluded.

         "EBITDA to Interest Ratio" means, at any date of determination, for the Borrowers on a consolidated basis, the ratio of (a) EBITDA for the Measurement Period ending on such date, to (b) the cash Interest Expenses not to include the Commitment Fee (as defined in the Capital Source Subordinated Debt Agreement) or the arrangement, underwriting, and syndication fee payable pursuant to the Agent's Letter during such Measurement Period, in each case teaken as one accounting period.

         "Eligible Accounts" means the Accounts of a Borrower which the Agent in
          -----------------
the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects, include any Account:

                  (a) with respect to which more than ninety (90) days have elapsed since the date of the original invoice therefor or which is more than sixty (60) days past due;

                  (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

                  (c) with respect to which Account (or any other Account due from the applicable Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance, or other instrument for the payment of money has been received, presented for payment, and returned uncollected for any reason;

                  (d) which represents a progress billing (as hereinafter defined) or as to which the applicable Borrower has extended the time for payment without the consent of the Agent (for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon such Borrower's completion of any further performance under such contract or agreement);

                  (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: (i) death or judicial declaration of incompetency of such Account Debtor who is a natural person; (ii) the filing by or against such Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the Bankruptcy Code or any other bankruptcy, insolvency, or similar laws of the U.S., any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; (iii) the making of any general assignment by such Account Debtor f for the benefit of creditors; (iv) the appointment of a receiver or trustee for such Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code; (v) the institution by or against such Account Debtor of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal

ANNEX A TO CREDIT AGREEMENT - Page 11
         proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, such Account Debtor; (vi) the sale, assignment, or transfer of all or any material part of the assets of such Account Debtor; (vii) the nonpayment generally by such Account Debtor of its debts as they become due; or (viii) the cessation of the business of such Account Debtor as a going concern;

                  (f) if fifty percent (50.0%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible pursuant to the other provisions of this definition;

                  (g) owed by an Account Debtor which (i) does not maintain its chief executive office in the U.S., United Kingdom, or Canada (other than the Province of Newfoundland), (ii) is not organized under the laws of the U.S., United Kingdom, or Canada (other than the Province of Newfoundland) or any political subdivision, state, or province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, except to the extent that such Account is secured or payable by a letter of credit or credit insurance satisfactory to the Agent in its discretion;

                  (h) owed by an Account Debtor which is an Affiliate or employee of such Borrower;

                  (i) except as provided in clause (k) following, with respect
                                            ---------
         to which either the perfection, enforceability, or validity of the Agent's Liens in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

                  (j) owed by an Account Debtor to which a Borrower, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights, or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor, but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                  (k) owed by the government of the U.S., or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C.ss. 3727 et seq.), and any other steps necessary to perfect the Agent's Liens therein, have been complied with to the Agent's satisfaction with respect to such Account;

                  (l) owed by any state, municipality, or other political subdivision of the U.S., or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

ANNEX A TO CREDIT AGREEMENT - Page 12

                  (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

                  (n) which is evidenced by a promissory note or other instrument or by chattel paper;

                  (o) with respect to which the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that such Account may not be paid by reason of the Account Debtor's financial inability to pay;

                  (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit such Borrower to seek judicial enforcement in such state of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

                  (q) which arises out of a sale not made in the ordinary course of such Borrower's business;

                  (r) with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by, or have been rejected or objected to by, the Account Debtor or the services giving rise to such Account have not been performed by such Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

                  (s) owed by an Account Debtor, or group of affiliated Account Debtors, which is obligated to the Borrowers respecting Accounts the aggregate unpaid balance of which exceeds fifty percent (50.0%) of the aggregate unpaid balance of all Accounts owed to the Borrowers at such time by all of the Borrowers' Account Debtors, but only to the extent of such excess;

                  (t) which is not subject to a first priority and perfected security interest in favor of the Agent, for the benefit of the Agent and the Lenders (without limiting the foregoing, Eligible Accounts excludes any and all Accounts subject to the Lien created under the Security Agreement dated October 19, 2000 between Wright Medical Technology, Inc. and Encore Orthopedics, Inc. (now known as Encore Limited);

                  (u) with respect to which such Borrower has deemed such Account as uncollectible or has any reason to believe that such Account is uncollectible; and


                  (v) which the Agent determines in its reasonable discretion is ineligible for any other reason.

If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of the Borrowing Base.

ANNEX A TO CREDIT AGREEMENT - Page 13

         "Eligible Assignee" means (a) a commercial bank, commercial finance
          -----------------
company, or other asset based lender having total assets in excess of $1,000,000,000, (b) any Lender listed on the signature pages of this Agreement,
(c) any Affiliate of any Lender, and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Agent.
         "Eligible Finished Goods Inventory" means Inventory of a Borrower which
          ---------------------------------
the Agent, in its reasonable discretion, determines to be Eligible Finished Goods Inventory. Without limiting the discretion of the Agent to establish other criteria of eligibility, Eligible Finished Goods Inventory shall meet all of the following requirements:

                  (a) such Inventory is owned by a Borrower, and is not held by a Borrower on consignment;

                  (b) such Inventory is subject to the Agent's Liens, which are perfected as to such Inventory, and is subject to no other Lien whatsoever (other than the Liens described in clauses (e) or (i) of the
                                                       -----------------
         definition of Permitted Liens; provided that such Permitted Liens (i)
                                        --------
         are junior in priority to the Agent's Liens or subject to Reserves and
         (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral) (without limiting the foregoing, Eligible Finished Goods Inventory excludes any and all Inventory subject to the Lien created under the Security Agreement dated October 19, 2000 between Wright Medical Technology, Inc. and Encore Orthopedics, Inc. (now known as Encore Limited));

                  (c) such Inventory does not consist of work-in-process, chemicals, samples, prototypes, supplies, or packing and shipping materials;

                  (d) such Inventory is in good condition, is not unmerchantable, and meets all standards imposed by any Governmental Authority having regulatory authority over such goods or their use or sale;

                  (e) such Inventory is currently either usable or salable, at prices approximating at least cost, in the normal course of such Borrower's business, and for each stock keeping unit ("SKU") part number, items of such SKU part number have been available for sale by a Borrower for at least the immediately preceding twelve (12) Fiscal Periods and at least one item of Inventory of that SKU part number has been sold by a Borrower to a customer during such immediately preceding twelve (12) Fiscal Periods;

                  (f) such Inventory is not obsolete, defective, returned, repossessed, or used goods taken in trade;

                  (g) such Inventory is located inside the U.S. (and is not in transit from vendors or suppliers);

                  (h) if such Inventory is located in a public warehouse or in possession of a bailee or in a facility leased by such Borrower, the applicable warehouseman, or lessor has delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance

ANNEX A TO CREDIT AGREEMENT - Page 14
         satisfactory to the Agent or a Reserve for rents or storage charges has been established for Inventory at that location;

                  (i) if such Inventory contains or bears any Proprietary Rights licensed to a Borrower by any Person, the Agent shall be satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing
                                                 -----------
         the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, if the Agent deems it necessary, such Borrower shall deliver to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent;

                  (j) such Inventory is readily marketable in the ordinary course of business;

                  (k) such Inventory is reflected in the details of a current perpetual inventory report;

                  (l) such Inventory consists of orthopedic soft goods, rehabilitation products, and implants; and

                  (m) such Inventory consists of finished goods.

If any Inventory at any time ceases to be Eligible Finished Goods Inventory, such Inventory shall promptly be excluded from the calculation of the Borrowing Base.

         "Eligible Generic Raw Materials Inventory" means Inventory of a
          ----------------------------------------
Borrower which the Agent, in its reasonable discretion, determines to be Eligible Generic Raw Materials Inventory. Without limiting the discretion of the Agent to establish other criteria of eligibility, Eligible Generic Raw Materials Inventory shall meet all of the requirements in clauses (a) through (k) of the
                                                -----------         ---
definition of Eligible Finished Goods Inventory and, in addition, unless the Agent agrees otherwise in its sole discretion, the following requirements:

                  (a) such Inventory consists of raw materials that have been identified by an appraiser acceptable to the Agent, in an appraisal thereof in form and satisfactory by the Agent, as "generic" raw materials;

                  (b) such Inventory consists orthopedic soft goods raw materials and rehabilitation products raw materials; and

                  (c) such Inventory consists of raw materials that are not product specific to any Borrower or the business of any Borrower.

         "Encore GP" means Encore Medical GP, Inc., a Nevada corporation, and
          ---------
its successors and assigns.

ANNEX A TO CREDIT AGREEMENT - Page 15

         "Encore Limited" means Encore Medical, L.P., a Delaware limited
          --------------
partnership, and its successors and assigns.

         "Encore Asset Corporation" means Encore Medical Asset Corporation, a
          ------------------------
Nevada corporation, and its successors and assigns.

         "Environmental Compliance Reserve" means any reserve which the Agent
          --------------------------------
establishes from time to time in its reasonable discretion after prior written notice to the Borrowers for amounts that are reasonably likely to be expended by a Borrower in order for such Borrower and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 7.7.
            -----------

         "Environmental Laws" means all federal, state, or local laws, statutes,
          ------------------
common law duties, rules, regulations, ordinances, and codes, together with all administrative orders, directed duties, licenses, authorizations, and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety, and land use matters.

         "Environmental Lien" means a Lien in favor of any Governmental
          ------------------
Authority for (a) any liability under Environmental Laws or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

         "Equipment" has the meaning specified in the Security Agreement.
          ---------

         "ERISA" means the Employee Retirement Income Security Act of 1974, and
          -----
regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business (whether or not
          ---------------
incorporated) under common control with a Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension
          -----------
Plan, (b) a withdrawal by a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by a Borrower or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization or insolvent, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or the termination, insolvency, or reorganization of a Multi-employer Plan,
(e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate.

ANNEX A TO CREDIT AGREEMENT - Page 16

         "Event of Default" has the meaning specified in Section 9.1.
          ----------------                               -----------
         "Excess Cash Flow" shall mean, for any fiscal period of the Borrowers,
          ----------------
on a consolidated basis, without duplication, the sum of the following (a) EBITDA for such period, plus (b) an amount equal to the amount of depreciation
                        ----
expenses, amortization expense (including the amortization of goodwill), accrued non-cash Interest Expense and all other non-cash charges to the extent not added to Net Income in arriving at EBITDA, plus (c) an amount equal to the aggregate
                                     ----
net cash proceeds of the sale, lease, transfer or other disposition of assets by the Borrowers during such period to the extent not required to be applied to mandatory prepayments or payments on the Notes, plus (d) an amount equal to the
                                                ----
net loss on the sale, lease, transfer, or other disposition of assets by the Borrowers during such period to the extent deducted in arriving at EBITDA, plus
                                                                           ----
(e) other amounts of any tax refunds or credits received by the Borrowers during such period, minus (f) the amount equal to permitted Capital Expenditures of the
             -----
Borrowers actually paid in cash incurred during such period, minus (g) cash
                                                             -----
Interest Expense for such period, minus (h) an amount equal to the sum of all
                                  -----
regularly scheduled payments and optional and mandatory prepayments of principal on Indebtedness of the Borrowers (other than on the Notes) actually made during such period to the extent permitted hereunder, minus (i) any [Permitted
                                               -----
Distribution], minus (j) the net change in Working Capital to the extent not
               -----
deducted in determining EBITDA for such period, minus (k) an amount equal to the
                                                ------
net gain on the sale, lease, transfer or other disposition of assets by the Borrowers during such period to the extent included in arriving at EBITDA.

         "Exchange Act" means the Securities Exchange Act of 1934, and
          ------------
regulations promulgated thereunder.

         "Existing Obligations" means, with respect to a Newly Obligated
          --------------------
Borrower, any Obligations which are outstanding and unpaid as of the time such Newly Obligated Borrower becomes a Borrower.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded
          ------------------
upwards, if necessary, to the nearest 1/100th of 1.00%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the
                     --------
Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal
          ---------------------
Reserve System or any successor thereto.

         "Financial Statements" means, according to the context in which used,
          --------------------
the financial statements referred to in Section 5.2 and Section 6.6 or any other
                                        -----------     -----------
financial statements required to be given to the Agent or the Lenders pursuant to this Agreement.

ANNEX A TO CREDIT AGREEMENT - Page 17

         "Finished Goods Inventory" means Inventory of a Borrower which the
          ------------------------
Agent, in its reasonable discretion, determines to be Finished Goods Inventory. Without limiting the discretion of the Agent to establish other criteria of eligibility, Finished Goods Inventory shall meet all of the following requirements:

                  (a) such Inventory is owned by a Borrower, and is not held by a Borrower on consignment;

                  (b) such Inventory is subject to the Agent's Liens, which are perfected as to such Inventory, and is subject to no other Lien whatsoever (other than the Liens described in clause (e) or (i) of the
                                                       ----------
         definition of Permitted Liens; provided that such Permitted Liens (i)
                                        --------
         are junior in priority to the Agent's Liens or subject to Reserves and
         (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

                  (c) such Inventory does not consist of work-in-process, chemicals, samples, prototypes, supplies, or packing and shipping materials;

                  (d) such Inventory is in good condition, is not unmerchantable, and meets all standards imposed by any Governmental Authority having regulatory authority over such goods or their use or sale;

                  (e) such Inventory is not obsolete, defective, returned, repossessed, or used goods taken in trade;

                  (f) such Inventory is located inside the U.S. (and is not in transit from vendors or suppliers);

                  (g) if such Inventory is located in a public warehouse or in a facility leased by such Borrower, the applicable warehouseman, or lessor has delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance satisfactory to the Agent or a Reserve for rents or storage charges has been established for Inventory at that location;

                  (h) if such Inventory contains or bears any Proprietary Rights licensed to a Borrower by any Person, the Agent shall be satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing
                                                 -----------
         the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, if the Agent deems it necessary, such Borrower shall deliver to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent;

                  (i) such Inventory is readily marketable in the ordinary course of business;

                  (j) such Inventory is reflected in the details of a current perpetual inventory report;

ANNEX A TO CREDIT AGREEMENT - Page 18

                  (k) such Inventory consists of orthopedic soft goods, rehabilitation products, and implants;

                  (l) such Inventory consists of finished goods that have been identified by an appraiser acceptable to the Agent, in an appraisal thereof in form and satisfactory by the Agent, as "eligible" finished goods; and

                  (m)  such Inventory consists of finished goods.

If any Inventory at any time ceases to be Finished Goods Inventory, such Inventory shall promptly be excluded from the calculation of the Borrowing Base.

         "Fiscal Period" means one of three fiscal periods in a Fiscal Quarter
          -------------
each of which is approximately one month in duration. There are twelve (12) Fiscal Periods in a Fiscal Year.

         "Fiscal Quarter" means one of four quarters, consisting of a period of
          --------------
four (4) weeks plus four (4) weeks plus five (5) weeks, in a Fiscal Year, with the first of such quarters beginning on the first day of a Fiscal Year and the last of such quarters ending on December 31 of such Fiscal Year.

         "Fiscal Year" means, with respect to any Borrower, such Borrower's
          -----------
fiscal year for financial accounting purposes. The current Fiscal Year of the Parent will end on December 31, 2001.

         "Fixed Assets" means, with respect to each Borrower, the Equipment and
          ------------
Real Estate of such Borrower.

         "Fixed Charge Coverage Ratio" shall mean, at any date of determination,
          ---------------------------
for the Borrowers on a consolidated basis, the ratio of (a) the sum of (i) EBITDA, less (ii) Capital Expenditures, plus (iii) the cash amount of taxes paid
        ----                            ----
for the Measurement Period ending on such date taken as one accounting period, plus (d) the cash amount of Distributions paid by any Borrower, to (b) the sum
----
of (i) the cash amount of Interest Expense paid, plus (ii) principal payments
                                                 ----
made or required to be made on any and all Debt of the Borrowers.

         "Funding Date" means the date on which a Borrowing occurs.
          ------------

         "GAAP" means generally accepted accounting principles and practices set
          ----
forth from time to time in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

         "General Intangibles" has the meaning specified in the Security
          -------------------
Agreement.

         "Generic Raw Materials Inventory" means Inventory of a Borrower which
          -------------------------------
the Agent, in its reasonable discretion, determines to be Generic Raw materials Inventory. Without limiting the

ANNEX A TO CREDIT AGREEMENT - Page 19
discretion of the Agent to establish other criteria of eligibility, Generic Raw Materials Inventory shall meet all of the requirements in clauses (a) through
                                                          -----------
(j) of the definition of Finished Goods Inventory and, in addition, unless the
---
Agent agrees otherwise in its sole discretion, the following requirements:

         (a) such Inventory consists of raw materials that have been identified by an appraiser acceptable to the Agent, in an appraisal thereof in form and satisfactory by the Agent, as "generic" raw materials;

         (b) such Inventory consists orthopedic soft goods raw materials and rehabilitation products raw materials; and

         (c) such Inventory consists of raw materials that are not product specific to any Borrower or the business of any Borrower.

         "Governmental Authority" means any nation or government, any state or
          ----------------------
other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantor" means each Person executing a Guaranty Agreement, and
          ---------
"Guarantors" means two (2) or more of such Persons, collectively.
 ----------

         "Guaranty" means, with respect to any Person, all obligations of such
          --------
Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend, or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

         "Guaranty Agreement" means, collectively and individually (as
          ------------------
applicable), the Parent Guaranty and the Subsidiary Guaranty.

         "Hedge Agreement" means any and all transactions, agreements, or
          ---------------
documents now existing or hereafter entered into, which provide for an interest rate, credit, commodity, or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging a Person's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations, or commodity prices.

         "Indemnified Liabilities" has the meaning specified in Section
          -----------------------                               -------
13.11(a).
--------

ANNEX A TO CREDIT AGREEMENT - Page 20

         "Indemnified Person" has the meaning specified in Section 13.11(a).
          ------------------                               ----------------

         "Instruments" has the meaning specified in the Security Agreement.
          -----------

         "Intercompany Accounts" means all assets and liabilities, however
          ---------------------
arising, which are due to the Parent or a Subsidiary of the Parent from, which are due from the Parent or a Subsidiary of the Parent to, or which otherwise arise from any transaction by the Parent or a subsidiary of the Parent with, any Affiliate of the Parent or a Subsidiary of the Parent.

         "Interest Expense" shall mean, for any period, total interest expense
          ----------------
(including attributable to conditional sales contracts, Capital Leases and other title retention agreements) in accordance with GAAP of the Borrowers on a consolidated basis with respect to all outstanding Debt including PIK Interest (as defined in the Capital Source Subordinated Debt Agreement and capitalized interest, but excluding commissions, discounts, and other fees owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements.

         "Interest Period" means, with respect to any LIBOR Rate Loan, the
          ---------------
period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which such Loan is continued as or converted into a LIBOR Rate Loan, and ending on the date one, two, or three months thereafter as selected by a Borrower in its Notice of Borrowing or Notice of Continuation/Conversion, provided that:
                         --------

                 (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                 (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                 (c) no Interest Period shall extend beyond the Stated Termination Date.

         "Interest Rate" means each or any of the interest rates, including the
          -------------
Default Rate, set forth in Section 2.1.
                           -----------

         "Inventory" has the meaning specified in the Security Agreement.
          ---------

         "Investment Property" has the meaning specified in the Security
          -------------------
Agreement.

         "IRS" means the Internal Revenue Service and any Governmental Authority
          ---
succeeding to any of its principal functions under the Code.

         "Issuer" has the meaning prescribed for such term in Section 6.27(b).
          ------                                              ---------------

ANNEX A TO CREDIT AGREEMENT - Page 21

         "Latest Projections" means: (a) on the Closing Date and thereafter
          ------------------
until the Agent receives new projections pursuant to Section 5.2(d), the
                                                     --------------
projections of the Borrowers' financial condition, results of operations, and cash flows, in each case for the period commencing on January 1, 2002 and ending on December 31, 2002 and delivered to the Agent prior to the Closing Date; and
(b) thereafter, the projections most recently received by the Agent pursuant to
Section 5.2(d).
--------------

         "Lender" and "Lenders" have the meanings specified in the introductory
          ------       -------
paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan outstanding; provided that no such Agent Advance or Non-Ratable Loan shall be taken into
--------
account in determining any Lender's Pro Rata Share.

         "Letter of Credit" has the meaning specified in Section 1.4(a).
          ----------------                               --------------

         "Letter of Credit Fee" has the meaning specified in Section 2.5.
          --------------------                               -----------

         "Letter of Credit Fee Percentage" means with respect to any Letter of
          -------------------------------
Credit or any Credit Support issued hereunder, on any date of determination, a per annum percentage equal to the Applicable Margin for LIBOR Rate Revolving Loans plus 0.25% as of such date of determination.
      ----

         "Letter of Credit Issuer" means the Bank, any Affiliate of the Bank, or
          -----------------------
any other financial institution that issues any Letter of Credit or Credit Support pursuant to this Agreement.

         "Letter of Credit Subfacility" means $250,000.
          ----------------------------

         "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate
          ----------
Loans, the rate of interest per annum determined pursuant to the following formula:

                  LIBOR Rate =                Offshore Base Rate
                                -------------------------------------------
                                       1.00 - Eurodollar Reserve Percentage

                  Where,

                  "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.00%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental, or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The LIBOR Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Offshore Base Rate" means the rate per annum appearing on
                   ------------------
                  Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at

ANNEX A TO CREDIT AGREEMENT - Page 22
                  approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more
                                                      --------  -------
                  than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by the Agent as the rate of interest at which Dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore Dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

         "LIBOR Rate Loans" means, collectively, the LIBOR Rate Revolving Loans
          ----------------
and the LIBOR Rate Term Loans.

         "LIBOR Rate Revolving Loan" means a Revolving Loan during any period in
          -------------------------
which it bears interest based on the LIBOR Rate.

         "LIBOR Rate Term Loan" means a LIBOR Rate Term A Loan or a LIBOR Rate
          --------------------
Term B Loan.

         "LIBOR Rate Term A Loan" means any portion of a Term A Loan during any
          ----------------------
period in which such portion bears interest based on the LIBOR Rate.

         "LIBOR Rate Term B Loan" means any portion of a Term B Loan during any
          ----------------------
period in which such portion bears interest based on the LIBOR Rate.

         "Lien" means (a) any interest in property securing an obligation owed
          ----
to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment, or bailment for security purposes, (b) to the extent not included under clause (a) preceding, any reservation, exception, encroachment, easement,
      ----------
right-of-way, covenant, condition, restriction, lease, or other title exception or encumbrance affecting property, and (c) any contingent or other agreement to provide any of the foregoing.

         "Loan Account" means the loan account of the Borrowers, which account
          ------------
shall be maintained by the Agent.

ANNEX A TO CREDIT AGREEMENT - Page 23

         "Loan Documents" means, collectively, this Agreement, the Revolving
          --------------
Loan Notes, the Term Notes, the Security Agreement, the Mortgages, the Copyright Security Agreement, the Patent Security Agreement, the Trademark Security Agreement, the Parent Guaranty, the Subsidiary Guaranty, and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing, or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

         "Loans" means, collectively, all loans and advances provided for in
          -----
Article 1.
---------

         "Majority Lenders" means at any time Lenders whose Pro Rata Shares
          ----------------
aggregate more than 51%.

         "Management Group" means, as of any date of determination, the board of
          ----------------
directors, board of managers, or similar constituency having management authority in respect of an entity under any Requirement of Law.

         "Margin Stock" means "margin stock" as such term is defined in
          ------------
Regulation T, U, or X of the Federal Reserve Board.

         "Material Adverse Effect" means (a) a material adverse change in, or a
          -----------------------
material adverse effect upon, the value, condition, use or availability of any of the Collateral and/or the operations, business, properties, condition (financial or otherwise), or prospects of any Borrower, the Collateral, or any guarantor of the Obligations, (b) a material impairment of the ability of any Borrower or any Affiliate of such Borrower to perform under any Loan Document to which it is a party, or (c) a material adverse effect upon the legality, validity, binding effect, or enforceability against any Borrower of any Loan Document to which it is a party.

         "Maximum Rate" means, at any time, the maximum rate of interest the
          ------------
Lenders may lawfully contract for, charge, or receive in respect of the Obligations as allowed by any Requirement of Law. For purposes of determining the Maximum Rate under the Requirements of Law of the State of Texas, the applicable rate ceiling shall be (a) the "weekly ceiling" described in and computed in accordance with the provisions of Section 303.003 of the Texas Finance Code, as amended or (b) if the parties subsequently contract as allowed by any Requirement of Law, the "quarterly ceiling" or the "annualized ceiling" computed pursuant to Section 303.008 of the Texas Finance Code, as amended; provided, however, that at any time the "weekly ceiling", the "quarterly
--------  -------
ceiling", or the "annualized ceiling" shall be less than eighteen percent (18.0%) per annum or more than twenty-four percent (24.0%) per annum, the provisions of Section 303.009(a) and Section 303.009(b) of the Texas Finance Code, as amended, shall control for purposes of such determination, as applicable.

         "Maximum Revolver Amount" means $25,000,000.
          -----------------------

         "Mortgage" means and includes any mortgage, deed of trust, deed to
          --------
secure debt, assignment, or other instrument executed and delivered by any Borrower to or for the benefit of the Agent by which the Agent, for the benefit of the Agent and the Lenders, acquires a Lien on any Real Estate or a

ANNEX A TO CREDIT AGREEMENT - Page 24
collateral assignment of such Borrower's interest under a lease of Real Estate, and any amendment, modification, or supplement thereto.

         "Multi-employer Plan" means a "multi-employer plan" as defined in
          -------------------
Section 4001(a)(3) of ERISA which is or was at any time during the current calendar year or the immediately preceding six (6) calendar years contributed to by a Borrower or any ERISA Affiliate.

         "Negative Pledge" means any agreement, contract, or other arrangement
          ---------------
whereby any Borrower is prohibited from, or would otherwise be in default as a result of, creating, assuming, incurring, or suffering to exist, directly or indirectly, any Lien on any of its assets in favor of the Agent under the Loan Documents.

         "Net Amount of Eligible Accounts" means, at any time, the gross amount
          -------------------------------
of Eligible Accounts less sales, excise, or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes, and other defenses of any nature at any time issued, owing, granted, outstanding, available, or claimed.

         "Net Income" means, as applied to any Person (the "subject Person"),
          ----------
the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including, without limitation, reserves for deferred taxes), and all other proper deductions, all determined in accordance with GAAP, provided
                                                                     --------
that there shall be excluded:

                 (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the subject Person or a consolidated Subsidiary of the subject Person;

                 (b) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of investments and other capital assets, provided that there shall also be excluded any related
                         --------
         charges for taxes thereon;

                 (c) any net gain arising from the collection of the proceeds of any insurance policy;

                 (d) any write-up or write-down of any asset; and

                 (e) any other extraordinary item, as defined by GAAP.

         "Net Proceeds" has the meaning specified in Section 3.4(b).
          ------------                               --------------

         "Newly Obligated Borrower" means each Person, if any, who becomes party
          ------------------------
to this Agreement as a Borrower effective as of any date after the Closing Date.

         "Non-Ratable Loan" and "Non-Ratable Loans" have the respective meanings
          ----------------       -----------------
specified in Section 1.2(i).
             --------------

ANNEX A TO CREDIT AGREEMENT - Page 25

         "Notes" means the Revolving Loan Notes and the Term Notes.
          -----

         "Notice of Borrowing" has the meaning specified in Section 1.2(c).
          -------------------                               --------------

         "Notice of Continuation/Conversion" has the meaning specified in
          ---------------------------------
Section 2.2(b).
--------------

         "Obligations" means all present and future loans, advances,
          -----------
liabilities, obligations, covenants, duties, and debts owing by the Borrowers, or any of them, to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification, or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, reasonable attorneys' fees, filing fees, and any other sums chargeable to any Borrower hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and Credit Support and (b) all debts, liabilities, and obligations now or hereafter arising from or in connection with Bank Products; provided, however, that
                                          --------  -------
notwithstanding the foregoing, in the case of and with regard to or in connection with any Newly Obligated Party, the term "Obligations," wherever in any manner used in the Loan Documents, excludes Existing Obligations.

         "Orderly Liquidation Value" means, with respect to Inventory or
          -------------------------
Equipment of any Borrower, the orderly liquidation value thereof as determined in a manner acceptable to the Agent by an experienced and reputable appraiser acceptable to the Agent, net of all costs of liquidation thereof.

         "Other Taxes" means any present or future stamp or documentary taxes or
          -----------
any other excise or property taxes, charges, or similar levies (excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's or the Agent's net income or capital) which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

         "Parent" means Encore Medical Corporation, a Delaware corporation, and
          ------
its successors and assigns.

         "Parent Guaranty" means an agreement of Guaranty executed by the Parent
          ---------------
pursuant to Section 7.30.
            ------------

         "Parent Security Agreement" means the Security Agreement, dated
          -------------------------
concurrently herewith, between the Parent and the Agent, for the benefit of the Agent and the Lenders, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Participant" means any commercial bank, financial institution, or
          -----------
other Person not an Affiliate of the Borrowers who shall have been granted the right by any Lender to participate in the

ANNEX A TO CREDIT AGREEMENT - Page 26
financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

         "Patent Security Agreement" means the Patent Security Agreement, dated
          -------------------------
as of the Closing Date or any subsequent date, executed and delivered by a Borrower to the Agent, for the benefit of the Agent and the Lenders, to evidence and perfect the Agent's security interest in such Borrower's present and future patents and related licenses and rights, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Payment Account" means each bank account established pursuant to the
          ---------------
Security Agreement, to which the funds of the Borrowers (including proceeds of Accounts and other Collateral) are deposited or credited, and which is maintained in the name of the Agent or any Borrower, or any of them, as the Agent may determine, on terms acceptable to the Agent.

         "PBGC" means the Pension Benefit Guaranty Corporation or any
          ----
Governmental Authority succeeding to the functions thereof.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of
          ------------
ERISA) subject to Title IV of ERISA which any Borrower or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

         "Permitted Distribution" means any of the following Distributions,
          ----------------------
provided, that no Default or Event of Default exists at the time of, or after
--------
giving effect to, any such Distribution: (a) any Distribution by a Borrower to a Borrower, (b) any Distributions or optional redemptions under those certain agreements listed on Schedule A-3 hereto, (c) any conversion by the holders of
                     ------------
the Series A Preferred Stock issued by the Parent, pursuant to the Certificate of Designations, Preferences and Limitations of Series A Preferred Stock of Encore Medical Corporation filed on June 7, 2001 (the "Certificate of
                                                       --------------
Designation"), to common stock of the Parent in accordance with the terms of the
-----------
Certificate of Designation, (d) any warrants issued to lenders who are providing financing to any of the Borrowers in exchange for the issuance of such warrants, provided, that all Debt incurred in connection with such financing (i)
--------
constitutes Subordinated Debt, (ii) is otherwise not prohibited by this Agreement, and (iii) in each case is in form and substance satisfactory to the Agent and the Lenders.

         "Permitted Liens" means:
          ---------------

                  (a) the Agent's Liens;

                  (b) Liens, if any, which are described on Schedule A-2
                                                            ------------
         ("Permitted Liens") on the Closing Date and Liens resulting from the
         -------------------
         refinancing of the related Debt, provided that such refinancing is on
                                          --------
         the same or substantially similar terms, the Debt secured thereby shall not be increased, and the Liens shall not cover any additional property;

ANNEX A TO CREDIT AGREEMENT - Page 27

                  (c) (i) Liens for taxes, fees, assessments, or other charges of a Governmental Authority which are not delinquent or (ii) statutory Liens for taxes, fees, assessments, or other charges of a Governmental Authority amounts in an amount not to exceed $250,000; provided that
                                                                --------
         the payment of any such fees, assessments, taxes, and other charges under this clause (ii) which are past due and delinquent is being
                    -----------
         contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established in accordance with GAAP on the applicable Borrower's books and records and a stay of enforcement of any such Lien is in effect;

                  (d) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance, social security, and other similar laws, or to secure the performance of bids, tenders, or contracts (other than for the repayment of Debt) or to secure indemnity, performance, or other similar bonds for the performance of bids, tenders, or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance, or other similar bonds;

                  (e) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, and other similar Persons, provided that if any such Lien arises from the nonpayment of
                  --------
         such claims or demands when due, such claims or demands do not exceed $150,000 in the aggregate;

                  (f) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate, provided that any such Liens do
                                                 --------
         not in the aggregate materially detract from the value of such Real Estate or materially interfere with its use in the ordinary conduct of a Borrower's business;

                  (g) Liens which constitute purchase money Liens and secure Debt permitted under clause (c) of Section 7.13;
                              ----------    ------------

                  (h) Liens arising from judgments and attachments in connection with court proceedings, provided that the attachment or enforcement of
                                 --------
         such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate financial reserves have been established on the applicable Borrower's books and records in accordance with GAAP, no material property is subject to a material risk of loss or forfeiture, the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles), and a stay of execution pending appeal or proceeding for review is in effect; and

                  (i) Liens created in connection with the Capital Source Subordinated Debt Agreement, provided that such Liens (A) are junior in
                                      --------
         priority and subordinate to the Agent's Liens, (B) do not impair directly or indirectly the ability of the Agent to realize on or obtain

ANNEX A TO CREDIT AGREEMENT - Page 28
         full benefit of the Collateral, and (C) shall not cover any property of the Borrowers except as provided for on the Closing Date;

provided that (i) none of such Liens listed in clause (b) through clause (h)
--------                                       ----------         ----------
preceding may attach to any Accounts, (ii) none of such Liens listed in clause
                                                                        ------
(b) through clause (h) preceding, other than such Liens of a type and to the
---         ----------
extent provided by clause (e) preceding, may attach to any Inventory owned by a
                   ----------
Borrower, and (iii) none of such Liens listed in clause (e) preceding shall be a
                                                 ----------
"Permitted Lien" to the extent that any such Lien attaches to any Inventory owned by a Borrower and the aggregate amount of claims or demands under clause
                                                                        ------
(e) against all Borrowers exceeds $250,000.
---

         "Person" means any individual, sole proprietorship, partnership,
          ------
limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of
          ----
ERISA) which any Borrower sponsors or maintains or to which any Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

         "Proprietary Rights" has the meaning specified in the Security
          ------------------
Agreement.

         "Pro Rata Share" means, with respect to a Lender, a fraction (expressed
          --------------
as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender's participation in Non-Ratable Loans and Agent Advances.

         "Real Estate" means, with respect to any Person, all of such Person's
          -----------
now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds, and future interests, together with all of such Person's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto, and the easements appurtenant thereto.

         "Release" means a release, spill, emission, leaking, pumping,
          -------
injection, deposit, disposal, discharge, dispersal, leaching, or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater, or Real Estate or other property.

         "Report" has the meaning specified in Section 12.18(a).
          ------                               ----------------

         "Reportable Event" means, any of the events set forth in Section
          ----------------
4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Requirement of Law" means, as to any Person, any law (statutory or
          ------------------
common), treaty, rule, or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to

ANNEX A TO CREDIT AGREEMENT - Page 29
or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Reserves" means reserves that limit the availability of credit
          --------
hereunder, consisting of reserves against Availability, Eligible Accounts, Eligible Finished Goods Inventory, or Eligible Generic Raw Materials Inventory, established by the Agent from time to time in the Agent's reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of the Agent's credit judgment: (a) Bank Product Reserves; (b) a reserve for accrued, unpaid interest on the Obligations; (c) reserves for rent at leased locations subject to statutory or contractual landlord liens; (d) reserves for Inventory shrinkage;
(e) Environmental Compliance Reserves; (f) customs charges; (g) dilution; and
(h) warehousemen's or bailees' charges.

         "Responsible Officer" means, with respect to any Borrower, the chief
          -------------------
executive officer or the president, or any other officer having substantially the same authority and responsibility, or, with respect to compliance with financial covenants and the preparation of Borrowing Base Certificates, the chief financial officer or the treasurer of such Borrower, or any other officer having substantially the same authority and responsibility.

         "Restricted Investment" means, with respect to any Borrower, any
          ---------------------
acquisition of property by such Borrower in exchange for cash or other property, whether in the form of an acquisition of Capital Stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other assets or property, or a loan, advance, capital contribution, or subscription (each of the foregoing an "Investment"), except the following: (a) acquisitions of
                  ----------
Equipment to be used in the business of such Borrower so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) acquisitions of Inventory in the ordinary course of business of such Borrower;
(c) acquisitions of other current assets acquired in the ordinary course of business of such Borrower; (d) Investments in direct obligations of the U.S., or any agency thereof, or obligations guaranteed by the U.S., provided that such
                                                           --------
obligations mature within six months from the date of acquisition thereof; (e) Investments in certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the U.S. or any state thereof having capital and surplus aggregating at least $100,000,000; (f) Investments in commercial paper given a rating of "A1" or better by Standard & Poor's Corporation or "P1" or better by Moody's Investors Service, Inc. and maturing not more than ninety (90) days from the date of creation thereof; and (g) Investments in Hedge Agreements entered into for the purpose of interest payable under this Agreement; (h) Investments in mutual funds substantially all of the assets of which are comprised of securities of the types described in clauses (d), (e), and (f)
                                                  -----------  ---      ---
preceding; (i) Investments consisting of intercompany loans between any Borrower and another Borrower; (j) advances to independent sales Persons against commissions in an aggregate amount at any time not exceeding $1,250,000; and (k) other Investments not listed in clause (a) through clause (j) preceding in an
                                ----------         ----------
aggregate amount at any time not exceeding $100,000;

         "Revolving Loans" has the meaning specified in Section 1.2 and includes
          ---------------                               -----------
each Agent Advance and Non-Ratable Loan.

ANNEX A TO CREDIT AGREEMENT - Page 30

         "Revolving Loan Note" and "Revolving Loan Notes" have the meanings
          -------------------       --------------------
specified in Section 1.2(b).
             --------------

         "Security Agreement" means, collectively and individually (as
          ------------------
applicable) the Parent Security Agreement and the Subsidiary Security Agreement.

         "Settlement" and "Settlement Date" have the meanings specified in
          ----------       ---------------
Section 12.15(a)(i).
-------------------

         "Solvent" means, when used with respect to any Person, that at the time
          -------
of determination:

                (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities);

                (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured;

                (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

                (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Stated Termination Date" means February 8, 2005.
          -----------------------

         "Subordinated Debt" means all indebtedness, liabilities, and
          -----------------
obligations owing by the Borrower pursuant to the Subordinated Debt Documents.

         "Subordinated Debt Documents" means collectively, (a) the Capital
          ---------------------------
Source Subordinated Debt Agreement, the Subordinated Note, and all other agreements, certificates, documents, and instruments executed or delivered by the parties thereto in connection with the Capital Source Subordinated Debt Agreement and the Subordinated Note and (b) all other agreements, certificates, documents, and instruments executed or delivered by a Borrower evidencing unsecured Debt of such Borrower which has maturities and terms, and which is subordinated to payment of the Obligations in a manner approved in writing by the Agent and the majority Lenders, and in each such case described in clauses
                                                                       -------
(a) and (b) preceding, any renewals, modifications, or amendments thereof which
---     ---
are approved in writing by the Agent and the Majority Lenders.

         "Subordinated Note" means the certain Subordinated Promissory Note
          -----------------
executed and delivered by the Borrowers payable to Capital Source Finance LLC in the principal amount of $24,000,000, pursuant to the terms of the Capital Source Subordinated Debt Agreement.

ANNEX TO CREDIT AGREEMENT - Page 31

         "Subsidiary" means, with respect to any Person (the "subject Person"),
          ----------
any corporation, association, partnership, limited liability company, joint venture, or other business entity of which more than fifty percent (50.0%) of the voting Capital Stock or other Capital Stock, is owned or controlled directly or indirectly by the subject Person, or one or more of the Subsidiaries of the subject Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of a Borrower.

         "Subsidiary Guaranty" means an agreement of Guaranty as required to be
          -------------------
executed by Subsidiaries of the Parent pursuant to Sections 7.20, 7.30, and
                                                   -------------  ----
7.31, as such agreement may be amended, restated, or otherwise modified from
----
time to time.

         "Subsidiary Security Agreement" means the Security Agreement, dated
          -----------------------------
concurrently herewith, between the Borrowers, other than the Parent, and the Agent, for the benefit of the Agent and the Lenders, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Supporting Letter of Credit" has the meaning specified in Section
          ---------------------------                               -------
1.4(g).
------

         "Taxes" means any and all present or future taxes, levies, imposts,
          -----
deductions, charges, or withholdings, and all liabilities with respect thereto, excluding, in the case of the Agent and each Lender, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Agent's or such Lender's net income in the jurisdiction (whether federal, state, or local and including any political subdivision thereof) under the laws of which the Agent or such Lender, as the case may be, is organized or maintains a lending office.

         "Term A Loan" and "Term A Loans" have the meanings specified in Section
          -----------       ------------                                 -------
1.3(a).
------

         "Term B Loan" and "Term B Loans" have the meanings specified in Section
          -----------       ------------                                 -------
1.3(a).
------

         "Term Loans" has the meaning specified in Section 1.3(a).
          ----------                               --------------

         "Term Note A" and "Term Notes A" have the meanings specified in Section
          -----------       ------------                                 -------
1.3(c).
------

         "Term Note B" and "Term Notes B" have the meanings specified in Section
          -----------       ------------                                 -------
1.3(c).
------

         "Term Notes" has the meaning specified in Section 1.3(c).
          ----------                               --------------

         "Termination Date" means the earliest to occur of (a) the Stated
          ----------------
Termination Date, (b) the date the Total Facility is terminated either by the Borrowers pursuant to Section 3.2 or by the Majority Lenders pursuant to Section
                      -----------                                        -------
9.2, and (c) the date this Agreement is otherwise terminated for any reason
---
whatsoever pursuant to the terms of this Agreement.

         "Total Facility" has the meaning specified in Section 1.1.
          --------------                               -----------

         "Trademark Security Agreement" means the Trademark Security Agreement,
          ----------------------------
dated as of the Closing Date or any subsequent date, executed and delivered by a Borrower to the Agent, for the

ANNEX A TO CREDIT AGREEMENT - Page 32
benefit of the Agent and the Lenders, to evidence and perfect the Agent's security interest in such Borrower's present and future trademarks and related licenses and rights, as such agreement may be amended, restated, or otherwise modified from time to time.

         "UCC" means the Uniform Commercial Code (or any successor statute), as
          ---
in effect from time to time, of the State of Texas or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

         "Unfunded Pension Liability" means the excess of a Plan's benefit
          --------------------------
liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Unused Letter of Credit Subfacility" means an amount equal to the
          -----------------------------------
Letter of Credit Subfacility minus the sum of (a) the aggregate undrawn amount
                             -----
of all outstanding Letters of Credit and Credit Support, plus, without
                                                         ----
duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit and Credit Support.

         "Unused Line Fee" has the meaning specified in Section 2.4.
          ---------------                               -----------

         "U.S." means the United States of America.
          ----

         "Wholly-Owned Subsidiary" when used to determine the relationship of a
          -----------------------
Subsidiary to a Person, means a Subsidiary all of the issued and outstanding Capital Stock (other than directors' qualifying shares) of which shall at the time be owned by such Person or one or more of such Person's Wholly-Owned Subsidiaries or by such Person and one or more of such Person's Wholly-Owned Subsidiaries.

ACCOUNTING TERMS:
----------------

         Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given to such term in accordance with GAAP, and all financial computations in this Agreement shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

INTERPRETIVE PROVISIONS:
-----------------------

         Wherever used in this Agreement,

ANNEX A TO CREDIT AGREEMENT - Page 33

                  (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. Terms used herein that are defined in the UCC and are not otherwise defined herein shall have the meanings specified therefor in the UCC.

                  (b) The words "hereof," "herein," "hereunder," and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, Schedule, and Exhibit references are to this Agreement unless otherwise specified. The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices, and other writings, however evidenced. The term "including" is not limiting and means "including, without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including." The word "or" is not exclusive. The words "hereof," "herein," "hereunder" and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

                  (c) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, and other modifications thereto, but only to the extent such amendments, restatements, and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting the statute or regulation.

                  (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (e) This Agreement and the other Loan Documents may use several different limitations, tests, or measurements to regulate the same or similar matters. All such limitations, tests, and measurements are cumulative and shall each be performed in accordance with their terms.

                  (f) For purposes of Section 9.1, a breach of a financial
                                      -----------
         covenant contained in Sections 7.22 through 7.27 shall be deemed to
                               -------------         ----
         have occurred as of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent and the Lenders.

                  (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, each Lender, and the Borrowers and are the products of all parties. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Agent, the Lender, or the Borrowers merely because of their respective involvement in their preparation.

ANNEX A TO CREDIT AGREEMENT - Page 34

                                    EXHIBIT A
                                    ---------


                             Form of Revolving Note

EXHIBIT A - Cover Page

                                    EXHIBIT B
                                    ---------

                               Form of Term Note A

EXHIBIT B - Cover Page

                                    EXHIBIT C
                                    ---------


                               Form of Term Note B

EXHIBIT C - Cover Page

                                    EXHIBIT D
                                    ---------


                       Form of Borrowing Base Certificate

EXHIBIT D - Cover Page

                                    EXHIBIT E
                                    ---------


                         Form of Compliance Certificate

EXHIBIT E - Cover Page

                                    EXHIBIT F
                                    ---------


                           Form of Notice of Borrowing

EXHIBIT F - Cover Page

                                    EXHIBIT G
                                    ---------


                    Form of Notice of Conversion/Continuation

EXHIBIT G - Cover Page

                                    EXHIBIT H
                                    ---------


                        Form of Assignment and Acceptance

SCHEDULE A-3 - Cover Page

                                  Schedule 6.4

                       Corporate Name; Prior Transactions
                       ----------------------------------

Encore Medical Corporation
     1. Acquisition of orthopedic soft goods, patient safety devices and pressure care product lines from Kimberly-Clark Corporation, July, 2001
     2.   Acquisition of stock of Biodynamic Technologies, Inc., March, 1999
     3. Name change from Healthcare Acquisition Corp. to Encore Medical Corporation, March, 1997

Encore Medical, L.P.
     1. Merger with Healthcare Acquisition, Inc., a wholly-owned subsidiary of Healthcare Acquisition Corp., March, 1997
     2. Conversion into a Delaware limited partnership with attendant name change to Encore Medical, L.P., February, 2002
     3.   Acquisition of assets of Applied Osteo Systems, Inc., May, 1996
     4.   Has used assumed name "Encore Orthopedics"

Chattanooga Group, Inc.
     1. Acquisition of the assets of Henley Healthcare from Znetix Acquisition, L.P., May 11, 2001
     2. Chattanooga Group, Inc. has operated under the assumed name "Chattanooga Corporation"

                                  Schedule 6.5

                          Capitalization; Subsidiaries
                          ----------------------------

PARENT
------
Name                                       Encore Medical Corporation

State of organization/type of entity       Delaware corporation
Chief Executive Office                     9800 Metric Boulevard
                                           Austin, Texas  78758
Capital Stock Authorized                   36,000,000 total shares authorized
                                           35,000,000 common shares
                                           255,000 Series A preferred shares
                                           745,000 preferred shares
                                           Par value $0.001
Owners of 5% or more of Capital Stock      CF Holdings, Ltd, 1,453,037 shares
(on an as converted basis)                 John Abeles, 394,931 shares
                                           Kenneth W. Davidson, 814,100 shares
                                           Galen Partners III, L.P., 11,176,691
                                           shares*
                                           Galen Partners Int'l III, L.P.,
                                           1,011,633 shares*
                                           Galen Employee Fund III, L.P., 46,189
                                           shares*
* includes common shares plus number of common shares into which the Series A Preferred shares are convertible

SUBSIDIARIES
------------
Name                                       Encore Medical, L.P.
State of organization/type of entity       Delaware limited partnership
Chief Executive Office                     9800 Metric Boulevard
                                           Austin, Texas  78758
General Partner                            Encore Medical GP, Inc., 1%
Limited Partner                            Encore Medical Asset Corporation, 99%
Qualified to do Business                   Texas

Name                                       Encore Medical Asset Corporation
State of organization/type of entity       Nevada corporation
Chief Executive Office                     2920 North Green Valley Parkway
                                           Building 3, Suite 321
                                           Henderson, Nevada  89014
Capital Stock authorized                   50,000 common shares, par value $.001
Sole Stockholder                           Encore Medical Corporation, 1,000
                                           shares

Name                                       Encore Medical GP, Inc.
State of organization / type of entity     Nevada corporation
Chief Executive Office                     9800 Metric Boulevard
                                           Austin, Texas  78758
Capital Stock authorized                   50,000 common shares, par value $.001
Sole Stockholder                           Encore Medical Corporation, 1,000
                                           shares

                                  Schedule 6.5

                      -----------------------------------

Name                                     Chattanooga Group, Inc.
State of organization/type of entity     Delaware corporation
Chief Executive Office                   9800 Metric Boulevard
                                         Austin, Texas  78758
Capital Stock authorized                 4,000,000 total shares, par value $.25
                                         3,900,000 Class B Nonvoting shares
                                           100,000 Class A Voting shares
Sole Stockholder                         Encore Medical Corporation California,
Qualified to do business in              Delaware, District of Colombia,
                                         Florida, Georgia, Illinois, Kansas,
                                         Maryland, Michigan, Minnesota,
                                         Missouri, New Hampshire, New Jersey,
                                         New York, North Carolina, North
                                         Dakota, Ohio, Pennsylvania, South
                                         Carolina, Tennessee, Texas, Virginia,
                                         Washington, Wisconsin

Name                                     Chattanooga Europe,  B.V.B.A.
State of organization/type of entity     Belgium company
Chief Executive Office                   9800 Metric Boulevard
                                         Austin, Texas  78758
Capital Stock Authorized                 35,000 authorized shares, no par value
Sole shareholder                         Chattanooga Group, Inc., 1,000 shares

Name                                     Encore Orthopedics FSC Limited
State of organization/type of entity     Jamaica company
Chief Executive Office                   c/o Encore Medical, L.P. (fka Encore
                                         Orthopedics, Inc.)
                                         9800 Metric Boulevard
                                         Austin, Texas  78758
Capital Stock authorized                 100 common shares, par value $1.00
Only Stockholders                        Encore Medical, L.P. (fka Encore
                                         Orthopedics, Inc.), 99 shares
                                         August Faske, as nominee, 1 share

Name                                     Chattanooga Group Limited
State of organization / type of entity   English company
Note:  This company is in the process of being dissolved.

Name                                     Chattanooga Pacific PTY Ltd.
State of organization / type of entity   Australia company
Note:  This company is in the process of being dissolved.

                                      6.10

                               Real Estate; Leases
                               -------------------

Encore Medical, L.P.

Lease of 9800 Metric Boulevard, Austin, Texas 78758
Landlord/Lessor:     Met 94, Ltd.
Tenant/Lessee:       Encore Medical, L.P.
Date:                April 1, 1997

Lease of 9715-B Burnet Road, Austin, Texas 78758
Landlord/Lessor:     Met Phase I 95, Ltd.
Tenant/Lessee:       Encore Medical, L.P.
Date:                September 28, 2001

Lease of 2209-A Rutland Drive, Austin, Texas 78758
Master Landlord:           CGH-Rut 16, Ltd.
Sublandlord/Sublessor:     TN Master Tile, L.P.
Subtenant/Sublessee:       Encore Medical, L.P.
Date:                      January 28, 2002

Lease of Rockford Business Interiors office furniture
Lessor:              Steelcase Financial Services, Inc.
Lessee:              Encore Medical, L.P.
Date:                Master Lease Agreement dated January 3, 1997; Schedule 1
                     dated April 18, 1997; Schedule 2 dated November 3, 1997;
                     Schedule 3 dated January 26, 1998

Lease of computer equipment and software
Lessor:              Winthrop Resources Corporation
Lessee:              Encore Medical, L.P.
Date:                Lease Agreement dated August 1, 1998

Lease of Mori Seiki Chip Conveyor and Charmilles Technologies Brother 3600AWT Wire Cut Machine w/ chiller
Lessor:              Wells Fargo Equipment Finance, Inc.
Lessee:              Encore Medical, L.P.
Date:                Master Lease Agreement dated August 1, 1997; Schedule 1
                     dated March 4, 1998;
                     Schedule 2 dated January 28, 1999

                                      6.10

                           ---------------------------

Lease of IBM RS/6000 Deskside Server SMP, STAR SR20 CNC Swiss Type Automatic Lathe, Rockford Business Interiors office furniture and equipment
Lessor:                    Wells Fargo Equipment Finance, Inc.
Lessee:                    Encore Medical, L.P.
Date:                      Master Lease Agreement dated June 24, 1999;
                           Supplement dated June 24, 1999; Supplement dated
                           October 13, 1999; Supplement dated April 24, 2000;
                           Supplement dated December 13, 2000

Lease of medical instruments to AMICO, Saudi Arabian distributor
Lessor:                    Encore Medical, L.P.
Lessee:                    Al Amin Medical Instruments Co. Ltd
Date:                      Master Lease Agreement dated January 24, 2000;
                           Equipment Supplement 001 dated January 26, 2000

Encore Medical Asset Corporation

Sublease of office space
Lessor:                    Griffin Corporate Services, Inc.
Lessee:                    Encore Medical Asset Corporation
Date:                      Sublease Agreement dated February 1, 2002

Chattanooga Group, Inc.

Real Estate owned
-----------------

4717 Adams Road (a/k/a 2735 Kanasita Drive), Hixson, TN  37343
101 Memorial Drive, Red Bank, TN  37415

Leases in effect
----------------

Lease of Biezenhoed 103, 2450 Meerhout, BELGIUM
Landlord/Lessor:           Herman Swannet, Hakenrode 3, 2450 Meerhout, BELGIUM
Tenant/Lessee:             Chattanooga Europe, B.V.B.A.
Date:                      March 1, 2001

Lease of Unit 6/2 Garden Boulevard, Dingley, AUSTRALIA  3172
Landlord/Lessor:           Leslie William Goodridge
                           C/- Nixon Management Services
                           942 Nepean Highway, Moorabbin
Tenant/Lessee:             Chattanooga Pacific Pty. Ltd.
                           2 Hasp Street, Seventeen Miles Rocks, Queensland,
                           4073
Date:                      March 23, 1999

                                      6.10

                           ---------------------------

Lease of AS/400 9406/720 Computer, Lotus Domino Software Server
Lessor:             IBM Credit Corporation
Lessee:             Chattanooga Group, Inc.
Date:               May 10, 2000

                                      6.11

                               Proprietary Rights
                               ------------------

See attached:

List of Encore Medical Corporation patents
List of Encore Medical Corporation trademarks
List of Chattanooga Group, Inc. patents
List of Chattanooga Group, Inc. trademarks
Lisa of Chattanooga Group, Inc. copyrights
List of licensing agreements related to any proprietary rights

                                      6.12

                                   Trade Names
                                   -----------

Encore
Encore Orthopedics
Encore Spine
Chattanooga Group
Chattanooga Corporation
Encore Medical
Encore Medical OSG

                                      6.27

                               Investment Property
                               --------------------

Encore Medical Corporation
--------------------------

1,000 shares common stock, Encore Medical Asset Corporation
1,000 shares common stock, Encore Medical GP, Inc.
635,446 shares common stock (treasury stock), Encore Medical Corporation 56,269 shares Class A common stock, Chattanooga Group, Inc.
2,296,307 shares Class B common stock, Chattanooga Group, Inc.

Encore Medical, L.P.
--------------------

99 shares common stock, Encore Orthopedics FSC Limited

Encore Medical Asset Corporation
--------------------------------

99% limited partnership interest in Encore Medical, L.P.

Encore Medical GP, Inc.
-----------------------

1% general partnership interest in Encore Medical, L.P.

Chattanooga Group, Inc.
-----------------------

1,000 shares in Chattanooga Europe, B.V.B.A.

                                  Schedule 6.32

                             Affiliate Transactions
                             ----------------------

Encore Medical Corporation
--------------------------

Employment Agreements between the Company and each of Kenneth W. Davidson, Jack Cahill, Craig L. Smith, August Faske and Harry L. Zimmerman

Restricted Stock Agreements between the Company and each of Kenneth W. Davidson, Jack Cahill, Craig L. Smith, August Faske, Harry L. Zimmerman, Jess Jackson, Greg Kaseeska, Kathy Wiederkehr, and J.D. Webb

Consulting Agreement between the Company and Nick Cindrich

Advisory Services Fee Agreement between the Company and Galen Associates

Chattanooga Group, Inc.
-----------------------

Employment Agreements between the Company and each of Paul Chapman, Scott Klosterman, Charles M. Thomas, and David C. Linville